UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2008

Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

December 31, 2008

Annual Report

Calvert Variable Series, Inc.

Calvert Social Mid Cap Growth Portfolio

Calvert
Investments that make a difference®

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio
Managed by New Amsterdam Partners, LLC

Dear Investor:

Investment Performance

In the 12 months ended December 31, 2008, CVS Social Mid Cap Growth Portfolio returned -37.17% compared with -44.32% for the Russell Midcap Growth Index. Sector and stock selection both helped the Portfolio avoid some of the losses experienced by the benchmark.

CVS Calvert Social Mid Cap Growth Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(37.17%)
Five year	(4.08%)
Ten year	(2.16%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective September 2005.

Investment Climate

The U.S. economy entered a recession and financial markets had a tough year in 2008. The Standard & Poor's (S&P) 500 Index was down 37.00%, its worst year since 1931. It did rally 20% after reaching its low on November 20, but the financial markets continued to be rocked by company and industry declines and financial scandals. Mid-cap stocks in general (-41.46%) fared worse than both large-cap stocks (-37.60%) and small-cap stocks (-33.79%).1 Value stocks, as represented by the Russell Midcap Value Index, returned -38.44% versus -44.3% for the growth stocks in the midcap benchmark.

The year ended on a gloomy note--the consensus expectation for economic growth (as measured by gross domestic product) in 2008 was -1.0%,2 initial jobless claims and unemployment were rising, and consumer confidence and industrial orders were weakening. The "good" news is that inflation began to fall, largely due to the sharp decline in commodity prices. Oil, which hit $146 per barrel over the summer, ended the year at $43.

Portfolio Strategy

Portfolio Changes

During the year, we traded 17 holdings. We built our exposure to the Energy sector with the purchase of Swift Energy and added to our Materials holdings with chemical company Lubrizol. We purchased mining equipment supplier Bucyrus International, global industrial conglomerate SPX, and security company Brinks in Industrials, while selling Middleby, Donaldson, and Watson Wyatt. In Consumer Discretionary, we purchased Advance Auto Parts and Deckers Outdoors, but sold Meredith. An increasingly difficult competitive environment led us to sell Consumer Staples holding Hansen Natural, which we replaced with J.M. Smucker.

We sold LabCorp and Coventry Health Care but picked up veterinary diagnostics company Idexx Labs, home healthcare equipment maker Lincare Holdings, and managed care provider HealthSpring. We sold Financials holdings Ambac and First Marblehead to reduce our Financials exposure. In Information Technology, we purchased Harris and Lexmark International while selling our positions in Daktronics, FactSet Research, Flir Systems, Rofin-Sinar Technologies, and Xerox. We bought and sold three companies during the year: metal-cutting toolmaker Kennametal (which no longer met the Portfolio's sustainability and responsibility criteria), direct-selling giant Tupperware (as a result of its large exposure to slowing international markets), and Dolby Laboratories (as a result of weakening demand for consumer electronics). Finally, we established a position in the Telecommunication Services sector with the purchase of CenturyTel.

Economic Sectors	% of Total Investments

Consumer Discretionary	12.4%
Consumer Staples	5.5%
Energy	8.6%
Financials	3.6%
Health Care	24.4%
Industrials	8.1%
Information Technology	22.2%
Materials	7.4%
Telecommunication Services	2.8%
Utilities	5.0%
Total	100%

Key Performance Factors

Overall, sector and stock selection were positive for the Portfolio. An overweight to the Health Care sector and an underweight to Financials helped performance, while underweights to Consumer Discretionary and Industrials hurt.

Our stock selection was strong in Consumer Discretionary, Information Technology, and Health Care. Our Consumer Discretionary holdings held up relatively well due to defensive, countercyclical names such as Strayer Education (26.7%) and Ross Stores (17.6%).3 In Information Technology, Flir Systems (-1.0%) and Sybase (-5.1%) were relative bright spots in a weak sector thanks to consistently strong earnings results. Strong positioning within the pain management drug space helped Endo Pharmaceuticals (-3.0%) do well, while favorable legislation helped HealthSpring (-1.0%) outperform its peers.

On the other hand, stock picking was weak in Industrials and Financials. Middleby (-40.0%) lost ground in the face of waning global industrial demand and Bucyrus International (-72.7%) fell with the precipitous drop in energy commodity prices, as did Swift Energy (-72.1%). Declining global financial markets took their toll on Affiliated Managers Group (-64.3%). Beverage maker Hansen Natural (-46.6%) felt the dual impact of increasing competition and rising input costs.

Outlook

Looking forward, the decline in inflation means that the government can pump a huge amount of stimulus into the economy without reigniting inflation in the short term. Also, U.S. and global interest rates are down, with mortgage rates down almost 2%, which should lighten the load for creditworthy borrowers. Meanwhile, consumers are shoring up their personal balance sheets by increasing savings. This is a sensible move, but it will not help the economy in the near future. Businesses, too, have been leery of spending since they are unclear about the state of domestic and global demand.

We believe that the economy will likely experience another down year. The stock market is currently trading at a price-to-earnings (P/E) ratio of 12.4 times consensus forecast operating earnings for 2009--below the market's long-term average P/E of 15, but understandable given the economic landscape. We believe the U.S. stock market could rise moderately this year, although there might be a number of false rallies as investors "look through" the bad economic news too early.

However, risks do remain--tensions in the Middle East and Russia, the high risk of terrorism, stimulus packages that may not be enough to turn the economy around in the near term, worsening unemployment if key industries fail, the possibility of earnings estimates being lowered, and home prices that may still have some downside.

Our portfolio continues to be skewed towards less cyclically sensitive industries and companies we feel have better-quality balance sheets and low refinancing risk. In times of economic weakness, our growth at a reasonable price strategy has generally proven to be a safe haven, and we expect it to continue to be so.

Sincerely,

Michelle R. Clayman, CFA Managing Partner Chief Investment Officer New Amsterdam Partners, LLC	Nathaniel Paull, CFA Partner Senior Portfolio Manager New Amsterdam Partners, LLC

January 2009

1. Performance is represented by the Russell Midcap Index, Russell 1000 Index for large-cap stocks, and Russell 2000 Index for small-caps.

2. Source: Bloomberg monthly survey.

3. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of December 31, 2008, the following companies represented the following percentages of Portfolio net assets: Swift Energy 1.58%, Lubrizol 1.89%, Bucyrus 0.91%, SPX 2.42%, Brinks 2.79%, Middleby 0%, Donaldson 0%, Watson Wyatt 0%, Advance Auto 3.57%, Deckers Outdoors 3.49%, Meredith 0%, Hansen Natural 0%, J.M. Smucker 2.29%, LabCorp 0%, Coventry Health Care 0%, Idexx Labs 1.97%, Lincare Holdings 3.09%, HealthSpring 3.44%, Ambac 0%, First Marblehead 0%, Harris 2.71%, Lexmark 2.41%, Daktronics 0%, FactSet 0%, Flir Systems 0%, Rofin-Sinar 0%, Xerox 0%, Kennametal 0%,Tupperware 0%, Dolby Labs 0%, CenturyTel 2.69%, Strayer Education 3.21%, Ross Stores 1.60%, Sybase 2.96%, Endo Pharmaceuticals 3.97%, and Affiliated Managers Group 2.00%. All holdings are subject to change without notice.

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with Calvert Capital Accumulation Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 -- 12/31/08
Actual	$1,000.00	$619.40	$4.80
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.21	$5.99

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Mid Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Mid Cap Growth Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Mid Cap Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Mid Cap Growth Portfolio
Statement of Net Assets
December 31, 2008
Equity Securities - 96.4%	Shares	Value
Capital Markets - 3.4%
Affiliated Managers Group, Inc.*	13,500	$565,920
Federated Investors, Inc., Class B	23,800	403,648
		969,568

Chemicals - 5.3%
Lubrizol Corp.	14,700	534,933
Praxair, Inc.	16,300	967,568
		1,502,501

Commercial Services & Supplies - 2.8%
Brink's Co.	29,400	790,272

Communications Equipment - 2.7%
Harris Corp.	20,200	768,610

Computers & Peripherals - 2.4%
Lexmark International, Inc.*	25,400	683,260

Diversified Consumer Services - 3.2%
Strayer Education, Inc.	4,250	911,242

Diversified Telecommunication Services - 2.7%
CenturyTel, Inc.	27,900	762,507

Electronic Equipment & Instruments - 8.2%
Amphenol Corp.	28,100	673,838
Itron, Inc.*	15,935	1,015,697
Mettler-Toledo International, Inc.*	9,100	613,340
		2,302,875

Energy Equipment & Services - 4.0%
FMC Technologies, Inc.*	20,400	486,132
Superior Energy Services, Inc.*	39,500	629,235
		1,115,367

Food Products - 2.3%
J.M. Smucker Co.	15,000	650,400

Gas Utilities - 4.9%
Energen Corp.	20,100	589,533
Oneok, Inc.	26,900	783,328
		1,372,861

Health Care Equipment & Supplies - 4.3%
Hospira, Inc.*	24,400	654,408
IDEXX Laboratories, Inc.*	15,500	559,240
		1,213,648

Health Care Providers & Services - 10.8%
DaVita, Inc.*	24,500	1,214,465
Healthspring, Inc.*	48,800	974,536
Lincare Holdings, Inc.*	32,500	875,225
		3,064,226

Household Products - 3.0%
Church & Dwight Co., Inc.	15,300	858,636

Equity Securities - Cont'd	Shares	Value
IT Services - 2.7%
Global Payments, Inc.	23,300	$764,007

Life Sciences - Tools & Services - 4.5%
Dionex Corp.*	12,900	578,565
Millipore Corp.*	13,200	680,064
		1,258,629

Machinery - 3.3%
Bucyrus International, Inc.	14,000	259,280
SPX Corp.	16,900	685,295
		944,575

Metals & Mining - 1.8%
Reliance Steel & Aluminum Co.	25,100	500,494

Oil, Gas & Consumable Fuels - 4.3%
St. Mary Land & Exploration Co.	38,300	777,873
Swift Energy Co.*	26,700	448,827
		1,226,700

Pharmaceuticals - 4.0%
Endo Pharmaceuticals Holdings, Inc.*	43,500	1,125,780

Software - 5.4%
ANSYS, Inc.*	25,020	697,808
Sybase, Inc.*	33,900	839,703
		1,537,511

Specialty Retail - 5.2%
Advance Auto Parts, Inc.	30,100	1,012,865
Ross Stores, Inc.	15,300	454,869
		1,467,734

Textiles, Apparel & Luxury Goods - 3.5%
Deckers Outdoor Corp.*	12,400	990,388

Trading Companies & Distributors - 1.7%
WESCO International, Inc.*	24,410	469,404

Total Equity Securities (Cost $35,574,014)		27,251,195

TOTAL INVESTMENTS (Cost $35,574,014) - 96.4%		27,251,195
Other assets and liabilities, net - 3.6%		1,025,771
Net Assets - 100%		$28,276,966

Net Assets Consist of:
Paid-in capital applicable to 1,489,070 shares outstanding; $0.01 par value, 1,000,000,000 shares authorized		$37,818,338
Accumulated net realized gain (loss) on investments		(1,218,553)
Net unrealized appreciation (depreciation) on investments		(8,322,819)

Net Assets		$28,276,966

Net Asset Value Per Share		$18.99

*   Non-income producing security.

See notes to financial statements.

Mid Cap Growth Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income	$352,019
Interest income	13,216
Total investment income	365,235

Expenses:
Investment advisory fee	285,197
Transfer agency fees and expenses	47,083
Accounting fees	6,980
Directors' fees and expenses	6,084
Administrative fees	109,691
Custodian fees	12,614
Reports to shareholders	22,963
Professional fees	24,346
Miscellaneous	2,686
Total expenses	517,644
Reimbursement from Advisor	(112)
Fees paid indirectly	(6,882)
Net expenses	510,650

Net Investment Income (Loss)	(145,415)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(1,205,750)
Change in unrealized appreciation (depreciation)	(16,344,914)

Net Realized and Unrealized Gain
(Loss) on Investments	(17,550,664)

Increase (Decrease) in Net Assets
Resulting From Operations	($17,696,079)

See notes to financial statements.

Mid Cap Growth Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($145,415)	($254,121)
Net realized gain (loss)	(1,205,750)	1,415,151
Change in unrealized appreciation or (depreciation)	(16,344,914)	3,465,934

Increase (Decrease) in Net Assets
Resulting From Operations	(17,696,079)	4,626,964

Distributions to shareholders from:
Net realized gain	(277,682)	(1,092,479)

Capital share transactions:
Shares sold	4,774,793	6,228,072
Reinvestment of distributions	277,682	1,092,479
Shares issued from merger (See Note A)	--	8,151,735
Shares redeemed	(12,856,723)	(14,044,497)
Total capital share transactions	(7,804,248)	1,427,789

Total Increase (Decrease) in Net Assets	(25,778,009)	4,962,274

Net Assets
Beginning of year	54,054,975	49,092,701
End of year	$28,276,966	$54,054,975

Capital Share Activity
Shares sold	166,775	203,429
Reinvestment of distributions	14,874	35,516
Shares issued from merger (See Note A)	--	257,722
Shares redeemed	(463,044)	(461,039)
Total capital share activity	(281,395)	35,628

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On September 27, 2007, the net assets of the Calvert Variable Series, Inc. Social Small Cap Growth Portfolio ("Small Cap Portfolio") merged into the Calvert Variable Series, Inc. Social Mid Cap Growth Portfolio ("Mid Cap Portfolio"). The merger was accomplished by a tax-free exchange of 257,722 shares of the Mid Cap Portfolio (valued at $8,151,735) for 499,408 shares of the Small Cap Portfolio outstanding at September 27, 2007. The Small Cap Portfolio's net assets as of September 27, 2007, including $1,386,431 of unrealized appreciation, were combined with those of the Mid Cap Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$27,251,195
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$27,251,195

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $14,813 was payable at year end. In addition, $11,027 was payable at year end for operating expenses paid by the Advisor during December 31, 2008.

The Advisor voluntarily reimbursed the Portfolio for expenses of $112 for the year ended December 31,2008.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $5,697 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,564 for the year ended December 31, 2008. Under the terms of the agreement, $57 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $22,264,127 and $30,789,788 respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $35,609,435. Net unrealized depreciation aggregated $8,358,240, of which $1,234,377 related to appreciated securities and $9,592,617 related to depreciated securities. Net realized capital loss carryforward of $1,183,132 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$277,689	$888,277
Long term capital gain	--	204,202
Total	$277,689	$1,092,479

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($1,183,132)
Unrealized appreciation (depreciation)	(8,358,240)
Total	($9,541,372)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses.

Undistributed net investment income	$145,415
Accumulated net realized gain (loss)	(7)
Paid-in capital	(145,408)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$19,463	2.59%	$1,454,272	July 2008

Tax Information (Unaudited)

For corporate shareholders, Mid Cap Growth Portfolio designates 25% of its ordinary dividends paid during this calendar year as qualifying for the corporate dividends received deduction.

Mid Cap Growth Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2008	2007	2006
Net asset value, beginning	$30.53	$28.30	$26.47
Income from investment operations
Net investment income (loss)	(.10)	(.14)	(.16)
Net realized and unrealized gain (loss)	(11.25)	3.00	1.99
Total from investment operations	(11.35)	2.86	1.83
Distributions from
Net realized gain	(.19)	(.63)	--
Total distributions	(.19)	(.63)	--
Total increase (decrease) in net asset value	(11.54)	2.23	1.83
Net asset value, ending	$18.99	$30.53	$28.30

Total return*	(37.17%)	10.09%	6.91%
Ratios to average net assets: A
Net investment income (loss)	(.33%)	(.50%)	(.51%)
Total expenses	1.18%	1.18%	1.17%
Expenses before offsets	1.18%	1.18%	1.17%
Net expenses	1.16%	1.16%	1.15%
Portfolio turnover	51%	59%	38%
Net assets, ending (in thousands)	$28,277	$54,055	$49,093

	Years Ended
	December 31,	December 31,
	2005	2004
Net asset value, beginning	$26.36	$24.11
Income from investment operations
Net investment income (loss)	(.22)	(.20)
Net realized and unrealized gain (loss)	.33	2.45
Total from investment operations	.11	2.25
Total increase (decrease) in net asset value	.11	2.25
Net asset value, ending	$26.47	$26.36

Total return*	.42%	9.33%
Ratios to average net assets: A
Net investment income (loss)	(.73%)	(.83%)
Total expenses	1.20%	1.17%
Expenses before offsets	1.19%	1.16%
Net expenses	1.17%	1.15%
Portfolio turnover	142%	89%
Net assets, ending (in thousands)	$57,718	$69,492

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-year period ended June 30, 2008, and outperformed the Lipper index for the same period. The Portfolio underperformed the Lipper index for the three- and five-year periods ended June 30, 2008, and performed below the median of the peer group for the same periods. The Board took into account management's discussion of the Portfolio's performance. The Board also noted management's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert
Investments that make a difference®

December 31, 2008

Annual Report

Calvert Variable Series, Inc.
Calvert Social International Equity Portfolio

Calvert
Investments that make a difference®

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social International Equity Portfolio
Managed by Acadian Asset Management, Inc.

Dear Investor:

Investment Performance

During the one-year period ended December 31, 2008, CVS Social International Equity Portfolio returned -47.05%. The benchmark Morgan Stanley Capital International Europe Australasia Far East Investable Market Index returned -43.40%. Stock selection was the primary cause of the Portfolio's underperformance.

CVS Calvert Social International Equity Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(47.05%)
Five year	(2.10%)
Ten year	(1.83%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective March 2006. An earlier subadvisor change occurred in March 2002.

Investment Climate

In 2008, world equity markets saw unprecedented levels of market volatility as the credit crunch intensified and concerns about a global slowdown gave way to recessionary conditions in a number of major markets. Investor concerns about inflation and record-high commodity prices earlier in the year shifted to mounting worries about disinflation as oil prices tumbled by more than 50% before year end.

Late in the third quarter, a number of key Wall Street players collapsed or hastily merged, sending the U.S. financial system into disarray and sparking a global sell-off that shocked investors. As a result, governments in the U.S. and many other countries acted to prevent the historic crisis from penetrating deeper into the global economy. In the end, the Standard & Poor's (S&P) 500 Index of U.S. stocks fell 37.00% for the year.

European markets returned -46.8% in U.S. dollars for the year, as the strengthening of the dollar improved local currency returns by 12.4%.1 The global economic slowdown contributed to a 45.5% decline in Germany, a 43.4% decline in France, and a 48.3% drop in Italy as consumer spending followed a steady downward trend and unemployment rose. The United Kingdom returned -49.1% in U.S. dollars, reducing the UK's -29.50% return in pounds sterling, as economic disarray eroded consumption and investment and sent the pound into a tailspin.

The Asia-Pacific region overall fell 36.0%. Downbeat consumers and faltering exports drove Japan to a 28.0% decline in U.S. dollars, an improvement of almost one-third over returns in yen. Both Australia and Hong Kong were down more than 50%, and Singapore was close behind with a 49.1% decline for the year.

Emerging markets as a whole dropped 53.6% in 2008 as exports and capital inflows weakened and growth slowed in key trading markets. Local currencies were also under heavy pressure late in the year as foreign investors cycled out of emerging-market assets into investments perceived as less risky. In the end, all three emerging-market regions--Europe/Middle East/Africa, Asia, and Latin America--fell more than 50%.

Among individual countries, Russia shed 73.9% due to a sharp pullback in oil prices, a deteriorating economy, and investor outflows. China returned -51.1% as faltering demand at home and abroad dampened industrial output and weighed on corporate profits. However, Chinese equities made some modest year-end gains, reflecting optimism for the central bank's moves toward lower interest rates and less stringent limits on lending.

Performance Discussion

While country allocations added value to the Portfolio, their modest benefits were more than offset by weak stock selection. Stock selection in Japan was the most costly, particularly in the durables sector. Auto parts suppliers Mazda Motor and Aisin Seiki realized sizable losses as demand from U.S. carmakers shrank. Panasonic was another notable detractor, as dampened demand and falling prices forced the company to slash its full-year profit forecast by 90%.

A combination of stock-selection and country-level performance in Austria also hurt the Portfolio's overall performance. The primary culprit was steelmaker Voest-Alpine, whose higher raw materials costs and acquisition of rival Boehler-Uddehol caused a 9.3% decline in its fiscal first-quarter profit. Stock selection in the U.K. hampered performance as well, with telecom BT Group, utility Centrica, and asset manager 3i Group leading the declines.

The active allocation to the U.S. was another detractor, especially holdings XL Capital and Reliance Steel. Property and casualty insurer XL Capital was down sharply for the year, its shares battered by a June court ruling that the company must honor default protection on $3.1 billion of collateralized-debt obligations issued by Merrill Lynch. The insurer's credit quality rating was later downgraded to junk status by Moody's Investors Service amid ongoing fallout from guaranteeing mortgage-related securities.

On the bright side, stock selection in Germany and Australia helped returns. Automaker Volkswagen added notable value relative to the index, as did not holding mining giants BHP Billiton and Rio Tinto, which slid with base metals prices in the latter part of the year.

Economic Sectors	% of Total Investments

Consumer Discretionary	12.6%
Consumer Staples	7.5%
Energy	3.8%
Financials	17.7%
Health Care	13.2%
Industrials	12.7%
Information Technology	13.0%
Materials	4.8%
Telecommunication Services	12.0%
Utilities	2.7%

Total	100%

Outlook

Most global economies are in the midst of a severe recession and, despite massive government stimulus efforts, we anticipate the recession will be deeper and last longer than many predict, particularly in the U.S. Our most optimistic appraisal sees significant economic recovery in late 2009. Equity markets will likely anticipate the turn and begin to rise one or two quarters earlier--and it may happen quite suddenly and sharply--but we expect they will remain highly volatile in early 2009.

Despite the more difficult economic conditions, we believe valuations in Europe remain relatively attractive and we continue to find a number of opportunities there. However, our view of the U.K. is moderately negative, driven by our forecasts for its insurance and banking industries. We remain slightly positive in our current view of Japan, but we believe the most attractive companies in Asia are based in Hong Kong and Singapore. We are positive on almost all industries in the region, with the strongest scores in energy, software/services, financials, and insurance.

We anticipate that volatility within emerging markets will continue over the short- to medium term for the reasons cited above. We give Asian emerging markets the highest number of positive forecasts, led by Thailand. Korea, the Philippines, and Taiwan look favorable as well. In the Middle East and Eastern Europe, Turkey leads our rankings, with positive expectations for Poland as well. We are predominantly negative on Latin American markets.

Sincerely,

Raymond Mui
Senior Vice President
Portfolio Manager
Acadian Asset Management, Inc.
January 2009

1. Source for all country and regional returns in this section is www.mscibarra.com. All stated returns based on IMI indexes, gross of dividends, and in U.S. dollar terms unless otherwise specified.

As of December 31, 2008, the following companies represented the following percentages of Portfolio net assets: Mazda Motor 0.65%, Aisin Seiki 0.77%, Panasonic 2.53%, Voest-Alpine 0%, Boehler-Uddeholm 0%, BT Group 1.36%, Centrica 2.31%, 3i Group 0.12%, XL Capital 0.07%, Reliance Steel 0%, Volkswagen 0.03%, BHP Billiton 0%, and Rio Tinto 0%. All portfolio holdings are subject to change without notice.

Calvert Social International Equity Portfolio of the Calvert Variable Series, Inc. should not be confused with Calvert World Values International Equity Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$590.50	$8.35
Hypothetical (5% return per year before expenses)	$1,000.00	$1,014.64	$10.57

* Expenses are equal to the Fund's annualized expense ratio of 2.09%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social International Equity Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social International Equity Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social International Equity Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

International Equity Portfolio
Statement of Net Assets
December 31, 2008
Equity Securities - 98.9%	Shares	Value
Australia - 4.8%
Amcor Ltd.	5,567	$22,626
BlueScope Steel Ltd.	30,829	75,717
Origin Energy Ltd.	1,621	18,284
QBE Insurance Group Ltd.	2,740	49,807
Santos Ltd.	32,124	335,732
Sims Group Ltd.	162	1,970
Westfield Group	4,156	38,292
		542,428

Austria - 0.4%
Erste Bank der Oesterreichischen Sparkassen AG	1,081	25,341
Raiffeisen International Bank-Holding AG	616	17,240
		42,581

Belgium - 1.9%
Delhaize Group	3,057	188,628
Dexia SA	4,687	21,096
Umicore SA	261	5,150
		214,874

Brazil - 0.2%
Investimentos Itaú SA, Preferred	6,060	21,570

Canada - 1.4%
Bank of Montreal	1,200	30,377
Bank of Nova Scotia*	800	21,586
Bombardier, Inc.	4,200	15,140
EnCana Corp.	700	32,298
Laurentian Bank of Canada	800	22,357
Royal Bank of Canada	1,000	29,243
Teck Cominco Ltd.	800	3,901
		154,902

Denmark - 0.2%
Novo Nordisk A/S	500	25,445
Vestas Wind Systems A/S	25	1,486
		26,931

Finland - 1.4%
Metso Oyj	61	737
Nokia Oyj	9,576	148,456
Outotec Oyj	624	9,661
		158,854

France - 11.0%
AXA SA	3,200	71,343
BNP Paribas	1,408	59,455
Cap Gemini SA	31	1,195
Casino Guichard-Perrachon SA	134	10,190
CNP Assurances SA	382	27,641
Dassault Systemes SA	836	37,777
France Telecom SA	13,310	372,296
PSA Peugeot Citroen SA	4,607	78,553
Renault SA	1,404	36,622

Equity Securities - Cont'd	Shares	Value
France - Cont'd
Sanofi-Aventis SA	8,162	$518,400
Thomson SA*	2,637	3,566
UBISOFT Entertainment SA*	1,360	26,590
Valeo SA	367	5,457
		1,249,085

Germany - 3.8%
Aareal Bank AG	477	3,911
Adidas AG	3,885	149,418
Allianz SE	1,112	119,271
Commerzbank AG	611	5,824
Deutsche Bank AG	296	11,804
Deutsche Post AG	823	13,924
KUKA AG	447	7,991
Metro AG	633	25,657
Muenchener Rueckversicherungs AG	479	75,273
Suedzucker AG	783	11,964
Volkswagen AG, Preferred	66	3,522
		428,559

Greece - 0.2%
National Bank of Greece SA	1,487	27,540

Hong Kong - 0.0%
NAM TAI Electronics, Inc.*	600	3,300

India - 0.1%
Satyam Computer Services Ltd. (ADR)	1,200	10,848
State Bank of India Ltd. (GDR)	77	4,230
		15,078

Italy - 1.4%
Assicurazioni Generali SpA	2,355	64,559
Indesit Co. SpA	847	5,115
Pirelli & C. SpA	48,516	17,990
Prysmian SpA	486	7,633
UniCredit SpA	23,214	57,792
Unipol Gruppo Finanziario SpA	328	503
		153,592

Japan - 31.4%
77 Bank Ltd.	6,000	32,574
Aeon Fantasy Co. Ltd.	1,300	11,483
Aisin Seiki Co. Ltd.	6,300	89,408
Alps Electric Co. Ltd.	2,900	14,190
ASKA Pharmaceutical Co. Ltd.	1,000	9,347
Astellas Pharma, Inc.	5,200	211,595
Belc Co. Ltd.	900	9,347
Brother Industries Ltd.	1,943	11,591
CAC Corp.	2,000	17,293
Central Japan Railway Co.	3	25,929
Chubu Shiryo Co. Ltd.	3,000	23,697
Chuo Mitsui Trust Holdings, Inc.	10,000	48,871
Combi Corp.	7,000	46,734
CSK Holdings Corp.	3,400	18,528
Dai Nippon Printing Co. Ltd.	3,000	33,071
Daihatsu Motor Co. Ltd.	9,000	80,344
Daito Trust Co.nstruction Co. Ltd.	2,400	125,667
FamilyMart Co. Ltd.	500	21,721
FUJI SOFT, Inc.	500	10,610
FUJIFILM Holdings Corp.	1,100	24,209
Fujikura Ltd.	6,000	19,771

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Fujitsu Frontech Ltd.	700	$5,676
Fujitsu Ltd.	39,000	188,505
Hino Motors Ltd.	31,000	63,823
Honda Motor Co. Ltd.	400	8,675
Imasen Electric Industrial Co. Ltd.	500	2,876
Kao Corp.	2,000	60,566
Kawasaki Kisen Kaisha Ltd.	26,000	121,314
Konami Corp.	1,300	33,468
Konica Minolta Holdings, Inc.	16,500	127,855
Mazda Motor Corp.	44,000	74,352
NET One Systems Co. Ltd.	3	6,026
Nichirei Corp.	3,000	14,293
NIFTY Corp.	27	23,985
Nippon Express Co. Ltd.	7,000	29,454
Nippon Paper Group, Inc. (b)	31	135,314
Nippon Road Co. Ltd.	7,000	12,808
Nippon Sheet Glass Co. Ltd.	10,000	32,840
Nippon Telegraph & Telephone Corp. (b)	70	404,485
Nippon Yusen Kabushiki Kaisha	61,000	376,198
Nishio Rent All Co. Ltd.	1,600	11,558
Nissan Motor Co. Ltd.	8,400	30,425
Nissan Shatai Co. Ltd.	1,000	6,142
Nisshin Seifun Group, Inc.	500	6,561
Nisshin Steel Co. Ltd.	81,000	166,609
Nissin Foods Holdings Co. Ltd.	200	7,015
Okabe Co. Ltd.*	2,800	12,826
Panasonic Corp.	23,000	288,198
Pilot Corp.	6	9,679
Pioneer Corp.	2,300	4,240
Rohm Co. Ltd.	400	20,198
SBI Holdings, Inc.	244	37,714
Seiko Epson Corp.	2,700	43,008
Shiseido Co. Ltd.	1,000	20,471
Shizuoka Gas Co. Ltd.	2,500	16,007
Sony Corp.	1,000	21,739
Sumitomo Pipe & Tube Co. Ltd.	1,900	13,250
Takefuji Corp.	1,400	11,440
Tokio Marine Holdings, Inc.	2,300	67,395
Tokyo Electron Ltd.	64	2,248
Toppan Printing Co. Ltd.	1,000	7,701
Toyo Seikan Kaisha Ltd.	3,800	65,467
Toyoda Gosei Co. Ltd.	100	1,175
TS Tech Co. Ltd.	900	5,266
Uchida Yoko Co. Ltd.	5,000	17,772
Vital-net, Inc.	2,100	16,634
Warabeya Nichiyo Co. Ltd.	2,100	38,135
Yorozu Corp.	500	4,084
		3,561,450

Mexico - 0.1%
Grupo Financiero Banorte SAB de CV	7,030	12,691

Netherlands - 4.2%
Aegon NV	7,154	45,653
ASML Holding NV	75	1,338
ING Groep NV (CVA)	4,333	45,294
Koninklijke Philips Electronics NV	15,534	302,120
Oce NV	2,219	9,738
Reed Elsevier NV	2,791	32,884
Unilever NV (CVA)	1,690	40,949
		477,976

Equity Securities - Cont'd	Shares	Value
New Zealand - 0.1%
Tower Ltd.	7,652	$6,917

Norway - 0.1%
Norske Skogindustrier ASA*	6,904	13,659
Yara International ASA	139	3,038
		16,697

Portugal - 0.0%
Portugal Telecom SGPS SA	263	2,232

Singapore - 0.4%
Macquarie International Infrastructure Fund Ltd.	169,000	34,828
Neptune Orient Lines Ltd.	13,000	10,206
		45,034

South Africa - 1.6%
Aveng Ltd.	9,873	33,044
BIDVest Group Ltd.	1,668	19,071
Discovery Holdings Ltd.	1,029	2,894
Investec Ltd.	364	1,668
MTN Group Ltd.	7,796	92,241
New Clicks Holdings Ltd.	10,494	19,357
Palabora Mining Co. Ltd.	202	1,525
VenFin Ltd.	2,900	5,772
		175,572

South Korea - 2.8%
KB Financial Group, Inc. (ADR)*	105	2,751
KT Corp. (ADR)*	20,800	305,136
LG Display Co. Ltd. (ADR)*	800	6,624
		314,511

Spain - 0.9%
Banco Bilbao Vizcaya Argentaria SA	6,714	82,384
Construcciones y Auxiliar de Ferrocarriles SA	29	10,174
Mapfre SA	1,371	4,648
		97,206

Sweden - 0.9%
Nordea Bank AB	5,900	41,531
Skandinaviska Enskilda Banken AB	1,500	12,049
SKF AB, Series B	653	6,501
Svenska Handelsbanken AB	1,700	27,671
Swedbank AB	900	5,162
Telefonaktiebolaget LM Ericsson	649	4,977
		97,891

Switzerland - 6.9%
Adecco SA	374	12,694
Credit Suisse Group AG	357	9,785
Novartis AG	10,094	505,755
STMicroelectronics NV	27,606	184,883
Zurich Financial Services AG	327	70,984
		784,101

Taiwan - 3.1%
AU Optronics Corp. (ADR)	35,944	276,050
United Microelectronics Corp. (ADR)	39,200	76,832
		352,882

Equity Securities - Cont'd	Shares	Value
Thailand - 0.1%
Sansiri PCL	128,600	$6,360

United Kingdom - 14.8%
3i Group plc	3,351	13,201
Aegis Group plc*	3,106	3,349
Aggreko plc*	6,460	41,618
Aviva plc	7,692	43,540
Barclays plc*	15,557	35,072
Barratt Developments plc	659	672
Beazley Group plc	4,061	7,956
Bellway plc*	298	2,586
BG Group plc	2,880	39,985
BT Group plc	78,250	153,745
Centrica plc	67,567	259,639
Compass Group plc*	28,531	141,583
De La Rue plc	2,936	38,410
GlaxoSmithKline plc*	9,057	168,138
HMV Group plc	10,764	16,802
Home Retail Group plc	2,844	8,723
HSBC Holdings plc	6,137	58,739
IG Group Holdings plc	6,751	24,981
International Power plc	3,966	13,770
Land Securities Group plc	1,463	19,500
Legal & General Group plc	8,162	9,104
Lloyds TSB Group plc	15,422	28,227
Logica plc	46,639	46,580
Man Group plc*	6,228	21,497
Melrose plc	4,315	5,407
Michael Page International plc	1,242	3,866
Next plc	2,809	43,978
Northern Foods plc*	4,731	3,877
Reckitt Benckiser Group plc	1,518	56,552
Schroders plc	1,132	14,136
Scottish & Southern Energy plc*	868	15,284
Stagecoach Group plc*	27,435	55,655
Tate & Lyle plc*	7,945	46,151
Tesco plc*	2,727	14,207
Vodafone Group plc	5,084	10,235
William Morrison Supermarkets plc*	41,941	170,103
Wolseley plc	8,099	45,157
		1,682,025

United States - 4.7%
Acxiom Corp.*	1,200	9,732
American Pacific Corp.	600	4,830
AvalonBay Communities, Inc.	300	18,174
Big Lots, Inc.	900	13,041
BJ's Wholesale Club, Inc.	900	30,834
Black Box Corp.*	100	2,612
Boston Properties, Inc.	691	38,005
Compuware Corp.	2,198	14,836
Conseco, Inc.	3,700	19,166
Darling International, Inc.	2,400	13,176
Dollar Tree, Inc.	300	12,540
Family Dollar Stores, Inc.	2,000	52,140
GameStop Corp.	100	2,166
Genworth Financial, Inc.	2,600	7,358
Home Depot, Inc.	2,700	62,154
Integrated Device Technology, Inc.	1,900	10,659
Johnson & Johnson	100	5,983
JPMorgan Chase & Co.	47	1,482
KapStone Paper and Packaging Corp.	1,489	3,544
Lexmark International, Inc.	900	24,210

Equity Securities - Cont'd	Shares	Value
United States - Cont'd
Life Technologies Corp.	400	$9,324
OceanFirst Financial Corp.	700	11,620
Olympic Steel, Inc.	600	12,222
Perini Corp.	200	4,676
Procter & Gamble Co.	500	30,910
Protective Life Corp.	3,100	44,485
RadioShack Corp.	200	2,388
RenaissanceRe Holdings Ltd.	109	5,620
The Buckle, Inc.	1,050	22,911
Unisys Corp.	11,600	9,860
United Rentals, Inc.	2,300	20,976
WellCare Health Plans, Inc.	600	7,716
XL Capital Ltd.	2,227	8,240
		537,590

Total Equity Securities (Cost $16,132,256)		11,210,429

TOTAL INVESTMENTS (Cost $16,132,256) - 98.9%		11,210,429
Other assets and liabilities, net - 1.1%		130,205
Net Assets - 100%		$11,340,634

Net Assets Consist Of:
Paid-in capital applicable to 1,244,278 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$20,467,028
Undistributed net investment income		27,298
Accumulated net realized gain (loss) on investments and foreign currency transactions		(4,232,376)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies		(4,921,316)

Net Assets		$11,340,634

Net Asset Value Per Share		$9.11

*     Non-income producing security.

(b)     This security was valued by the Board of Directors. See Note A.

Abbreviations:

ADR: American Depository Receipt
CVA: Certificaten Van Aandelen
GDR: Global Depositary Receipt

See notes to financial statements.

International Equity Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $73,984)	$718,712
Total investment income	718,712

Expenses:
Investment advisory fee	136,945
Transfer agency fees and expenses	19,514
Directors' fees and expenses	2,535
Administrative fees	63,907
Accounting fees	2,852
Custodian fees	84,908
Reports to shareholders	7,647
Professional fees	22,226
Miscellaneous	1,256
Total expenses	341,790
Reimbursement from Advisor	(153)
Fees paid indirectly	(1,090)
Net expenses	340,547

Net Investment Income	378,165

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,206,949)
Foreign currency transactions	(29,155)
(4,236,104)

Change in unrealized appreciation (depreciation):
Investments and foreign currencies	(6,655,346)
Assets and liabilities denominated in foreign currencies	(2,450)
(6,657,796)

Net Realized and Unrealized Gain (Loss)	(10,893,900)

Increase (Decrease) in Net Assets
Resulting From Operations	($10,515,735)

See notes to financial statements.

International Equity Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$378,165	$286,386
Net realized gain (loss)	(4,236,104)	3,071,517
Change in unrealized appreciation or (depreciation)	(6,657,796)	(2,775,186)

Increase (Decrease) in Net Assets
Resulting From Operations	(10,515,735)	582,717

Distributions to shareholders from:
Net investment income	(377,661)	(278,501)
Net realized gain	(622,090)	(3,605,235)
Total distributions	(999,751)	(3,883,736)

Capital share transactions:
Shares sold	2,252,809	5,843,674
Reinvestment of distributions	999,751	3,883,737
Shares redeemed	(5,024,327)	(6,899,244)
Total capital share transactions	(1,771,767)	2,828,167

Total Increase (Decrease) in Net Assets	(13,287,253)	(472,852)

Net Assets
Beginning of year	24,627,887	25,100,739
End of year (including undistributed net investment income of $27,298 and $55,946, respectively)	$11,340,634	$24,627,887

Capital Share Activity
Shares sold	151,569	251,860
Reinvestment of distributions	110,348	205,271
Shares redeemed	(322,194)	(300,972)
Total capital share activity	(60,277)	156,159

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters. On December 31, 2008, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, securities valued at $539,799 or 4.8% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$1,398,855
Level 2 - Other Significant Observable Inputs	9,271,775*
Level 3 - Significant Unobservable Inputs	539,799
Total	$11,210,429

*Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of 12/31/07	$ --
Accrued discounts/ premiums	--
Realized gain (loss)	--
Change in unrealized appreciation (depreciation)	--
Net purchases (sales)	--
Transfers in and/ or out of Level 3	539,799
Balance as of 12/31/08	$539,799

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $115,909. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $6,774 was payable at year end. In addition, $12,412 was payable at year end for operating expenses paid by the Advisor during December 2008.

The Advisor voluntarily reimbursed the Portfolio for expenses of $153 for the year ended December 31, 2008.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .35% based on the Portfolio's average daily net assets. Under the terms of the agreement, $3,161 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $618 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $20,780,578 and $23,207,281 respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $16,190,143. Net unrealized depreciation aggregated $4,979,714, of which $303,652 related to appreciated securities and $5,283,366 related to depreciated securities. Net realized capital loss carryforward of $4,175,055 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$578,840	$993,629
Long-term capital gain	420,911	2,890,107
Total	$999,751	$3,883,736

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$27,862
Capital loss carryforward	(4,175,055)
Unrealized appreciation (depreciation)	(4,979,714)
Total	($9,126,907)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions.

Undistributed net investment income	($29,152)
Accumulated net realized gain (loss)	29,152

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowing information by the Portfolio under the Agreement was as follows:

WEIGHTED AVERAGE DAILY BALANCE	AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$34,404	3.12%	$393,801	July 2008

Tax Information (Unaudited)

International Equity Portfolio designates $420,911 as capital gain dividends paid during the calendar year ended December 31, 2008.

International Equity Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2008	2007	2006
Net asset value, beginning	$18.88	$21.86	$18.08
Income from investment operations
Net investment income	.33	.26	.15
Net realized and unrealized gain (loss)	(9.22)	.30	4.83
Total from investment operations	(8.89)	.56	4.98
Distributions from
Net investment income	(.33)	(.25)	(.12)
Net realized gain	(.55)	(3.29)	(1.08)
Total distributions	(.88)	(3.54)	(1.20)
Total increase (decrease) in net asset value	(9.77)	(2.98)	3.78
Net asset value, ending	$9.11	$18.88	$21.86

Total return*	(47.05%)	2.52%	27.51%
Ratios to average net assets: A
Net investment income	2.07%	1.08%	.81%
Total expenses	1.87%	1.61%	1.86%
Expenses before offsets	1.87%	1.61%	1.86%
Net expenses	1.87%	1.59%	1.79%
Portfolio turnover	113%	96%	137%
Net assets, ending (in thousands)	$11,341	$24,628	$25,101

	Years Ended
	December 31,	December 31,
	2005	2004
Net asset value, beginning	$16.49	$14.09
Income from investment operations
Net investment income	.15	.06
Net realized and unrealized gain (loss)	1.50	2.47
Total from investment operations	1.65	2.53
Distributions from
Net investment income	(.06)	(.13)
Net realized gain	--	--
Total distributions	(.06)	(.13)
Total increase (decrease) in net asset value	1.59	2.40
Net asset value, ending	$18.08	$16.49

Total return*	10.00%	17.95%
Ratios to average net assets: A
Net investment income	.83%	.43%
Total expenses	2.21%	2.18%
Expenses before offsets	2.15%	2.08%
Net expenses	2.03%	2.02%
Portfolio turnover	62%	68%
Net assets, ending (in thousands)	$19,021	$18,712

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2008, the Portfolio performed below the median of its peer group and underperformed its Lipper index for the same periods. The Board took into account management's plans to address the Portfolio's performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee above a certain level of assets. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor agreed to voluntarily waive a portion of its advisory fee and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert
Investments that make a difference®

December 31, 2008

Annual Report

Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio

Dear Investor:

Investment Performance

CVS Social Balanced Portfolio returned -31.38% for the 12 months ended December 31, 2008, underperforming its blended benchmark,1 which returned -23.79% for the period. Weak stock selection and losses on high-yield bonds weighed heavily on the Portfolio in the closing quarter of the year when stock and bond markets were roiled by concerns about global markets and economies.

CVS Calvert Social Balanced Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(31.38%)
Five year	(2.57%)
Ten year	(0.71%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

** 60% Russell 1000 and 40% Barclays Capital U.S. Credit Index.

The Portfolio changed subadvisors in the equity portion of the Portfolio effective June 2008. Earlier subadvisor changes occurred in March 2002 and June 2004.

Investment Climate

In 2008, the slowdown in housing markets and upticks in mortgage delinquencies that began the previous year spread to problems in credit markets and expanded to wreak havoc in virtually all corners of stock and bond markets around the globe. The U.S. Treasury and the Federal Reserve (Fed) struggled throughout the year to find solutions to ever-expanding problems--pushing the target federal funds rate down to near zero percent. In the meantime, stock and bond markets suffered as it became apparent that problems in global financial markets were affecting the global real economy. Indeed, the U.S. government's sweeping action to shore up capital in a broad array of financial institutions coincided with the worst performance of the year in the markets. At the same time, policymakers and investors grew increasingly concerned about the risk of prolonged recession in 2009.

With the Russell 1000 Index down 37.60%, last year was one of the worst on record for stocks and there was no place to hide. Small-cap value stocks were the best-performing part of the market, but the Russell 2000 Value Index still sank 28.92% for the year. And there were no sector stars either as all 10 economic sectors in the Russell 1000 Index turned in double-digit losses. Reflecting investors' concerns about the scope of a global recession, the typically defensive Consumer Staples and Health Care sectors declined the least, down 16.58% and 22.83%, respectively. Financials posted the worst return with a 52.17% loss--which isn't surprising given that the problems with banks, insurance companies, brokerage firms, and mortgage lenders sparked the market and economic turmoil.

Huge losses by financial institutions also froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers. Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%2 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 1.1% annualized pace3 and the economy is expected to post flat growth for all of 2008.4

Asset Allocation (at 12.31.08)	% of Total Investments

Stocks	60%
Bonds	40%

Total	100%

Portfolio Strategy

Equity Portfolio

The Portfolio's equity allocation underperformed the benchmark Russell 1000 Index during the period. An overweight to Health Care and an underweight to the troubled Financials sector were favorable. However, those gains were more than offset by weak stock selection in a number of sectors.

In fact, the portfolio's selections underperformed in seven of the 10 economic sectors--particularly in Health Care, Energy, Information Technology, and Financials. Goldman Sachs suffered along with many other large financial firms, posting its first quarterly loss as a public company. Smith International, a supplier to oil and gas production firms, slid over the last half of the year as declining oil prices decreased demand for its services. Deteriorating earnings and revenue outlooks were common in the Information Technology sector this year, with Amphenol and Adobe pacing the Portfolio's underperformance in that sector. Large-cap Health Care companies such as Johnson & Johnson and Pfizer lost value before they were sold, but two others, Gilead Sciences and Davita, helped temper those losses.

Fixed-Income Portfolio

The Portfolio's relatively short duration and security selection were the two largest drivers of underperformance during the period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.) In particular, the allocation to high-yield bonds (which are not in the benchmark) weighed on performance as other large investors were forced to sell off their high-yield positions. Investment-grade bonds experienced similar declines in value as well.

As interest rates continued to decline, we prepared for the eventual interest-rate reversal by increasing our relative overweight to short-duration securities. Unfortunately, the reversal did not occur before year-end and Treasury yields continued their slide toward historic lows. Investments in Glitnir Bank and Kaupthing Bank also hurt performance because the two banks defaulted after a takeover by the Icelandic government in early October. While banks in the U.S. and many European countries were supported by their respective governments during the credit crisis of 2008, Iceland was unable to secure the financing necessary to follow suit. However, active trading strategies did partially offset the Portfolio's decline.

Outlook

Despite bad economic news, the stock market had a relief rally at the end of December with higher risk markets and sectors rebounding the most. The question remains whether this is the beginning of a positive trend, with more of a relief rally in the short-term. However, judging by Wall Street analyst consensus earnings forecasts for 2009, earnings expectations are still too optimistic for the year ahead and out of line with the decelerating real economy. Therefore, unless the market shrugs off the likely decline in earnings expectations, we may see additional volatility in the equity market.

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

Overall, we expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected.

Sincerely,

Natalie A. Trunow
Senior Vice President, Head of Equities
Calvert Asset Management Company
January 2009

1. The Portfolio's benchmark is a blend of 60% Russell 1000 Index and 40% Barclays Capital (formerly Lehman) U. S. Credit Index.

2. Source for all interest rates: Federal Reserve

3. Source: Bureau of Labor Statistics consumer price index (CPI-U) for November 2008

4. Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters

As of December 31, 2008, the following companies represented the following percentages of Portfolio net assets: Goldman Sachs 0%, Smith International 1.23%, Amphenol 0%, Adobe 0%, Johnson & Johnson 0.88%, Pfizer 0%, Gilead Sciences 1.88%, Davita 1.03%, Glitnir Bank 0.05%, and Kaupthing Bank 0.04%. All holdings are subject to change without notice.

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$734.60	$4.10
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.41	$4.78

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Balanced Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Balanced Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Balanced Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Balanced Portfolio
Statement of Net Assets
December 31, 2008
Equity Securities - 57.7%	Shares	Value
Beverages - 0.9%
PepsiCo, Inc.	45,400	$2,486,558

Biotechnology - 2.7%
Amgen, Inc.*	40,200	2,321,550
Gilead Sciences, Inc.*	98,400	5,032,176
		7,353,726

Capital Markets - 1.5%
Northern Trust Corp.	77,700	4,051,278

Chemicals - 1.7%
Praxair, Inc.	78,500	4,659,760

Communications Equipment - 3.0%
Cisco Systems, Inc.*	289,900	4,725,370
Harris Corp.	90,100	3,428,305
		8,153,675

Computers & Peripherals - 5.2%
EMC Corp.*	437,900	4,584,813
Hewlett-Packard Co.	145,500	5,280,195
International Business Machines Corp.	47,200	3,972,352
		13,837,360

Diversified Financial Services - 2.0%
CME Group, Inc.	18,100	3,766,791
First Republic Preferred Capital Corp., Preferred (e)	500	400,625
MFH Financial Trust I, Preferred (b)(e)	20,000	560,780
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	135,000
Trust II, Preferred (b)(e)	500,000	135,000
Trust III, Preferred (b)(e)	500,000	135,000
Trust IV, Preferred (b)(e)	500,000	135,000
		5,268,196

Diversified Telecommunication Services - 2.2%
AT&T, Inc.	204,500	5,828,250

Energy Equipment & Services - 1.2%
Smith International, Inc.	143,400	3,282,426

Food Products - 3.0%
Campbell Soup Co.	127,400	3,823,274
General Mills, Inc.	71,200	4,325,400
		8,148,674

Gas Utilities - 1.7%
Oneok, Inc.	155,500	4,528,160

Health Care Equipment & Supplies - 5.1%
Becton Dickinson & Co.	70,600	4,828,334
Hospira, Inc.*	139,400	3,738,708
St. Jude Medical, Inc.*	151,600	4,996,736
		13,563,778

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 2.8%
DaVita, Inc.*	55,500	$2,751,135
Express Scripts, Inc.*	87,700	4,821,746
		7,572,881

Household Products - 3.7%
Colgate-Palmolive Co.	85,300	5,846,462
Kimberly-Clark Corp.	76,300	4,024,062
		9,870,524

Insurance - 2.2%
Conseco, Inc.*	39,483	204,522
Prudential Financial, Inc.	186,000	5,628,360
		5,832,882

Internet & Catalog Retail - 0.8%
Expedia, Inc.*	264,600	2,180,304

Machinery - 3.2%
Cummins, Inc.	156,700	4,188,591
Danaher Corp.	77,300	4,375,953
		8,564,544

Media - 0.8%
Time Warner, Inc.	202,600	2,038,156

Office Electronics - 0.6%
Xerox Corp.	185,900	1,481,623

Oil, Gas & Consumable Fuels - 5.0%
Cimarex Energy Co.	93,700	2,509,286
EOG Resources, Inc.	82,200	5,472,876
XTO Energy, Inc.	152,500	5,378,675
		13,360,837

Pharmaceuticals - 1.8%
Bristol-Myers Squibb Co.	105,200	2,445,900
Johnson & Johnson	39,300	2,351,319
		4,797,219

Software - 3.3%
Microsoft Corp.	193,200	3,755,808
Symantec Corp.*	381,750	5,161,260
		8,917,068

Specialty Retail - 3.3%
Bed Bath & Beyond, Inc.*	192,400	4,890,808
TJX Co.'s, Inc.	196,900	4,050,233
		8,941,041

Total Equity Securities (Cost $208,054,038)		154,718,920

	Principal
Asset-Backed Securities - 0.2%	Amount
ACLC Business Loan Receivables Trust, 1.845%, 10/15/21 (e)(r)	$138,319	131,272
Community Reinvestment Revenue Notes, 5.73%, 6/1/31 (e)	326,830	327,469

Total Asset-Backed Securities (Cost $457,208)		458,741

Collateralized Mortgage-Backed	Principal
Obligations (Privately Originated) - 0.5%	Amount	Value
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	$663,691	$659,110
Impac CMB Trust:
0.741%, 5/25/35 (r)	972,975	415,284
0.791%, 8/25/35 (r)	313,337	122,537
Residential Asset Securitization Trust, 6.25%, 11/25/36	268,195	152,406

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $2,177,809)		1,349,337

Commercial Mortgage-Backed Securities - 3.1%
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	2,000,000	1,335,893
Cobalt CMBS Commercial Mortgage Trust, 5.935%, 8/15/12 (r)	2,500,000	1,918,458
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	3,500,000	3,371,761
Enterprise Mortgage Acceptance Co. LLC:
1.606%, 1/15/25 (e)(r)	15,225,210	285,473
6.096%, 1/15/27 (e)(r)	1,221,892	557,106
Global Signal Trust II, 4.232%, 12/15/14 (e)	1,000,000	967,188

Total Commercial Mortgage-Backed Securities (Cost $9,830,700)		8,435,879

Corporate Bonds - 18.7%
AgFirst Farm Credit Bank:
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	1,000,000	621,686
7.30%, 10/14/49 (b)(e)	1,750,000	1,461,792
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	385,345	-
American National Red Cross, 5.567%, 11/15/17	2,000,000	1,975,080
APL Ltd., 8.00%, 1/15/24	440,000	299,200
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	750,000	459,375
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	2,500,000	25,000
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	1,845,000	1,542,512
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	1,050,000	1,043,374
BAC Capital Trust XV, 3.003%, 6/1/56 (b)(r)	2,000,000	910,020
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	749,927	797,277
CAM US Finance SA Sociedad Unipersonal, 3.343%, 2/1/10 (e)(r)	500,000	480,645
Camp Pendleton & Quantico Housing LLC, 6.165%, 10/1/50 (b)(e)	400,000	246,000
Cardinal Health, Inc., 4.323%, 10/2/09 (r)	750,000	710,401
Chesapeake Energy Corp., 7.25%, 12/15/18	1,300,000	1,014,000
Chevy Chase Bank FSB, 6.875%, 12/1/13	125,000	103,347
CIT Group, Inc., 6.10% to 3/15/17, floating rate thereafter to 3/15/67 (r)	725,000	217,500
Compass Bancshares, Inc., 4.92%, 10/9/09 (e)(r)	500,000	498,605
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter to 5/29/49 (b)(e)(r)	3,705,000	1,905,982
CVS Caremark Corp., 3.689%, 9/10/10 (r)	400,000	370,315
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	400,000	393,779
Discover Financial Services, 2.629%, 6/11/10 (r)	2,000,000	1,712,512
Enterprise Products Operating LP, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (b)(r)	3,120,000	1,836,251
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	1,500,000	1,067,415
Glitnir Banki HF:
2.951%, 10/15/08 (b)(v)(y)	1,000,000	40,000
3.226, 1/21/11 (e)(r)(w)(y)	1,000,000	47,500
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(w)(y)	1,250,000	12,500
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,500,000	1,392,375
Great River Energy:
5.829%, 7/1/17 (b)(e)	436,531	397,021
6.254%, 7/1/38 (b)(e)	1,750,000	1,571,275
HBOS plc, 6.413% to 10/1/35, floating rate thereafter to 9/29/49 (b)(e)(r)	400,000	168,878
Hewlett-Packard Co., 2.62%, 9/3/09 (r)	710,000	705,495
Home Depot, Inc., 2.046%, 12/16/09 (r)	200,000	189,050
HRPT Properties Trust, 2.521%, 3/16/11 (r)	750,000	690,276
Huntington National Bank, 4.65%, 6/30/09	400,000	396,355

	Principal
Corporate Bonds - Cont'd	Amount	Value
Independence Community Bank Corp., 3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	$2,500,000	$2,054,572
JPMorgan Chase & Co., 7.00%, 11/15/09	1,000,000	1,020,737
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)	1,750,000	105,000
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	1,500,000	1,405,140
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	21,540
8.30%, 12/1/37 (e)(m)*	3,200,000	32,000
M&I Marshall & Ilsley Bank, 2.48%, 12/4/12 (r)	500,000	391,154
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	750,000	517,830
Mid-Atlantic Family Military Communities LLC, 5.24%, 8/1/50 (e)	600,000	392,028
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	964,395
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	1,500,000	1,335,015
6.00%, 10/1/51 (e)	750,000	640,282
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)	1,000,000	179,440
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	960,000	655,795
Pacific Pilot Funding Ltd., 5.253%, 10/20/16 (e)(r)	954,371	933,760
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	508,327
Pioneer Natural Resources Co.:
5.875%, 7/15/16	200,000	138,934
6.65%, 3/15/17	2,000,000	1,432,347
7.20%, 1/15/28 (b)	200,000	125,854
Preferred Term Securities IX Ltd., 4.226%, 4/3/33 (e)(r)	757,380	342,715
ProLogis, 6.625%, 5/15/18	400,000	192,000
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	945,000	824,738
Reed Elsevier Capital, Inc., 2.326%, 6/15/10 (r)	1,500,000	1,471,170
Roper Industries, Inc., 6.625%, 8/15/13 (b)	500,000	484,650
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating rate thereafter to 3/31/49 (b)(r)	2,500,000	1,172,300
Salvation Army, 5.46%, 9/1/16	140,000	146,054
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	116,090
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (b)(e)	24,503,835	3,152,663
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate thereafter to 3/15/42 (b)(r)	2,000,000	1,180,000
Wells Fargo Bank, 6.734%, 9/1/47 (e)	1,000,000	1,331,800
Wells Fargo Capital XIII, 7.70% to 3/26/13, floating rate thereafter to 12/29/49 (r)	125,000	103,164
Weyerhaeuser Co., 2.466%, 9/24/09 (r)	1,500,000	1,440,379

Total Corporate Bonds (Cost $73,434,494)		50,114,666

Municipal Obligations - 0.1%
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)(z)	370,000	201,602
Series C, Zero Coupon, 7/1/48 (f)	506,807	19,846

Total Municipal Obligations (Cost $806,169)		221,448

Taxable Municipal Obligations - 15.0%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.37%, 3/1/16	185,000	182,447
Anaheim California Redevelopment Agency Tax Allocation Bonds, 5.759%, 2/1/18	500,000	491,970
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	1,050,000	1,007,275
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	500,000	480,500
Bethlehem Pennsylvania GO Bonds, 4.70%, 11/1/12	190,000	180,660
California Statewide Communities Development Authority Revenue Bonds:
Zero Coupon, 6/1/11	1,470,000	1,320,795
5.48%, 8/1/11	660,000	673,985
5.01%, 8/1/15	1,000,000	981,890
Canyon Texas Regional Water Authority Revenue Bonds, 5.90%, 8/1/16	265,000	264,894
Commonwealth Pennsylvania Financing Authority Revenue Bonds, 5.631%, 6/1/23	1,395,000	1,438,412

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Crawford Ohio GO Bonds, 5.25%, 12/1/25	$1,305,000	$1,177,410
Detroit Michigan GO Bonds, 5.15%, 4/1/25	1,000,000	748,380
Escondido California Joint Powers Financing Authority Lease Revenue Bonds, 5.53%, 9/1/18	500,000	486,480
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.17%, 1/1/15	500,000	491,165
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	305,000	304,332
Howell Township New Jersey School District GO Bonds, 5.05%, 7/15/16	1,430,000	1,388,802
Illinois State MFH Development Authority Revenue Bonds:
5.60%, 12/1/15	1,085,000	1,078,425
6.537%, 1/1/33	600,000	565,872
Kansas State Finance Development Authority Revenue Bonds, 4.152%, 5/1/11	1,105,000	1,105,166
King County Washington Housing Authority Revenue Bonds, 6.375%, 12/31/46	400,000	400,612
Los Angeles California Department of Airports Revenue Bonds, 5.404%, 5/15/16	555,000	531,118
Michigan State Municipal Bond Authority Revenue Bonds, 5.252%, 6/1/15	1,500,000	1,467,300
Montgomery Alabama GO Bonds, 4.87%, 4/1/16	765,000	731,417
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	500,000	440,195
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,540,000	1,522,675
5.263%, 9/1/16	810,000	793,784
5.383%, 9/1/16	2,000,000	1,945,180
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	730,000	659,540
Oregon State School Boards Association GO Bonds, Zero Coupon, 6/30/14	1,100,000	804,529
Palm Springs California Community Redevelopment Agency Tax Allocation Bonds, 6.411%, 9/1/34	750,000	711,585
Pennsylvania State Convention Center Authority Revenue Bonds, 4.97%, 9/1/11	1,000,000	953,760
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/19	1,000,000	447,040
Philadelphia Pennsylvania School District GO Bonds, 5.09%, 7/1/20	250,000	235,655
Pomona California Public Financing Authority Revenue Bonds, 5.289%, 2/1/17	2,340,000	2,259,200
Providence Rhode Island GO Bonds, 5.06%, 7/15/15	640,000	625,651
Roseville California Redevelopment Agency Tax Allocation Bonds, 5.31%, 9/1/13	400,000	402,264
Sacramento City California Financing Authority Tax Allocation Revenue Bonds, 5.015%, 12/1/10	890,000	864,012
San Diego California Redevelopment Agency Tax Allocation Bonds, 5.66%, 9/1/16	1,320,000	1,313,506
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	1,000,000	871,420
Santa Cruz County California Redevelopment Agency Tax Allocation Revenue Bonds, 5.50%, 9/1/20	1,735,000	1,630,917
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.18%, 8/1/11	145,000	147,448
South Bend County Indiana Economic Development Income Tax Revenue Bonds, 5.30%, 2/1/17	930,000	917,947
St. Paul Minnesota Sales Tax Revenue Bonds:
5.65%, 11/1/17	1,000,000	975,510
6.125%, 11/1/25	300,000	293,049
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	1,500,000	1,259,400
Vacaville California Redevelopment Agency Housing Tax Allocation Bonds, 6.125%, 9/1/20	665,000	606,686
West Bend Wisconsin Joint School District GO Bonds, 5.46%, 4/1/21	500,000	488,615
West Contra Costa California Unified School District COPs, 4.86%, 1/1/14	525,000	501,218
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	915,950

Total Taxable Municipal Obligations (Cost $41,783,131)		40,086,043

U.S. Government Agencies And Instrumentalities - 0.9%
Government National Mortgage Association, 5.50%, 1/16/32	1,458,485	193,170
Small Business Administration:
5.038%, 3/10/15	892,480	899,136
4.94%, 8/10/15	1,034,992	1,037,820
U.S. Department of Housing and Urban Development, 3.44%, 8/1/11	250,000	262,699

Total U.S. Government Agencies And Instrumentalities (Cost $2,296,374)		2,392,825

	Principal
Certificates Of Deposit - 0.4%	Amount	Value
Deutsche Bank, 2.448%, 6/18/10 (r)	$1,000,000	$980,423

Total Certificates Of Deposit (Cost $1,000,000)		980,423

TOTAL INVESTMENTS (Cost $339,839,923) - 96.6%		258,758,282
Other assets and liabilities, net - 3.4%		9,157,279
Net Assets - 100%		$267,915,561

Net Assets Consist Of:
Par value and paid-in capital applicable to 214,876,145 shares of common stock outstanding; $0.01 value, 1,000,000,000 shares authorized		$383,563,578
Undistributed net investment income		867,236
Accumulated net realized gain (loss) on investments		(33,727,474)
Net unrealized appreciation (depreciation) on investments		(82,787,779)

Net Assets		$267,915,561

Net Asset Value per Share		$1.247

Futures	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Sold:
2 Year U.S. Treasury Notes	155	3/09	$33,799,688	($340,767)
10 Year U.S. Treasury Notes	435	3/09	54,701,250	(1,365,371)
Total Sold				($1,706,138)

(b)      This security was valued by the Board of Directors. See Note A.

(e)      Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)      Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 750,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the fund.

(m)      The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(p)      The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(v)      This security defaulted on principal and interest payments during the year.

(w)      This security defaulted on interest payments during the year.

(x)      Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y)      The government of Iceland took control of Glitnir Bank HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(z)      This security is no longer accruing interest.

*     Non-income producing security.

Abbreviations:

COPs: Certificates of Participation	LP: Limited Partnership
FSB: Federal Savings Bank	MFH: Multi-Family Housing
GO: General Obligation	PO: Pension Obligation
IDA: Industrial Development Authority	SO: Special Obligation
LLC: Limited Liability Corporation	STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s).

See notes to financial statements.

Balanced Portfolio
Statement of Operations
Year ended December 31, 2008
Net Investment Income
Investment Income:
Interest income	$8,895,690
Dividend income (net of foreign taxes withheld of $17,858)	3,755,134
Total investment income	12,650,824

Expenses:
Investment advisory fee	1,573,576
Transfer agency fees and expenses	469,368
Directors' fees and expenses	53,295
Administrative fees	1,018,196
Accounting fees	55,428
Custodian fees	67,516
Reports to shareholders	91,997
Professional fees	65,625
Miscellaneous	23,085
Total expenses	3,418,086
Fees paid indirectly	(14,647)
Net expenses	3,403,439

Net Investment Income	9,247,385

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(29,962,535)
Foreign currency transactions	(148)
Futures	(2,810,900)
(32,773,583)

Change in unrealized appreciation (depreciation) on:
Investments	(104,012,981)
Futures	(1,662,783)
(105,675,764)

Net Realized and Unrealized Gain (Loss)	(138,449,347)

Increase (Decrease) in Net Assets
Resulting From Operations	($129,201,962)

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$9,247,385	$11,038,950
Net realized gain (loss)	(32,773,583)	22,372,757
Change in unrealized appreciation or (depreciation)	(105,675,764)	(20,349,613)

Increase (Decrease) in Net Assets
Resulting From Operations	(129,201,962)	13,062,094

Distributions to shareholders from:
Net investment income	(8,960,137)	(10,968,225)
Net realized gain	(5,005,717)	(25,102,443)
Total distributions	(13,965,854)	(36,070,668)

Capital share transactions:
Shares sold	14,375,777	22,767,195
Reinvestment of distributions	13,965,855	36,071,650
Shares redeemed	(63,521,743)	(68,271,510)
Total capital share transactions	(35,180,111)	(9,432,665)

Total Increase (Decrease) in Net Assets	(178,347,927)	(32,441,239)

Net Assets
Beginning of year	446,263,488	478,704,727
End of year (including undistributed net investment income of $867,236 and $747,868, respectively)	$267,915,561	$446,263,488

Capital Share Activity
Shares sold	8,623,298	10,968,887
Reinvestment of distributions	11,299,264	18,748,259
Shares redeemed	(37,729,105)	(32,852,677)
Total capital share activity	(17,806,543)	(3,135,531)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, securities valued at $16,883,774, or 6.3% of net assets, were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$153,880,838	($1,706,138)
Level 2 - Other Significant Observable Inputs	87,993,670	--
Level 3 - Significant Unobservable Inputs	16,883,774	--
Total	$258,758,282	($1,706,138)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of 12/31/07	$1,331,352
Accrued discounts/ premiums	31,734
Realized gain (loss)	--
Change in unrealized appreciation (depreciation)	(3,554,932)
Net purchases (sales)	3,677,880
Transfers in and/ or out of Level 3	15,397,740
Balance as of 12/31/08	$16,883,774

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($12,132,001). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 13.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement, $94,672 was payable at year end. In addition, $57,868 was payable at year end for operating expenses paid by the Advisor during December 2008.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement, $61,258 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $48,155 for the year ended December 31, 2008. Under the terms of the agreement, $2,799 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $307,487,241 and $339,397,583, respectively. U.S. Government security purchases and sales were $79,723,889 and $80,589,627, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $340,140,099. Net unrealized depreciation aggregated $81,381,817, of which $1,840,197 related to appreciated securities and $83,222,014 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $35,133,436 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$8,960,137	$10,968,225
Long term capital gain	5,005,717	25,102,443
Total	$13,965,854	$36,070,668

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$981,223
Capital loss carryforward	(35,133,436)
Unrealized appreciation (depreciation)	(81,381,817)
Total	($115,534,030)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts, interest defaults and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts, asset-backed securities, and foreign currency transactions.

Undistributed net investment income	($167,880)
Accumulated net realized gain (loss)	167,880

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2008, purchase and sales transactions were $0 and $9,351,565, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit during the year ended December 31, 2008. For the year ended December 31, 2008, borrowing information by the Fund under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$5,153	3.32%	$676,881	September 2008

Tax Information (Unaudited)

Balanced Portfolio designates $5,005,717 as capital gain dividends for the calendar year ended December 31, 2008.

For corporate shareholders, Balanced Portfolio designates 36.5% of its ordinary dividends paid during this calendar year as qualifying for the corporate dividends received deduction.

Balanced Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
	2008	2007	2006
Net asset value, beginning	$1.918	$2.030	$1.943
Income from investment operations
Net investment income	.046	.051	.049
Net realized and unrealized gain (loss)	(.648)	.005	.122
Total from investment operations	(.602)	.056	.171
Distributions from
Net investment income	(.044)	(.051)	(.048)
Net realized gain	(.025)	(.117)	(.036)
Total distributions	(.069)	(.168)	(.084)
Total increase (decrease) in net asset value	(.671)	(.112)	.087
Net asset value, ending	$1.247	$1.918	$2.030

Total return*	(31.38%)	2.76%	8.77%
Ratios to average net assets: A
Net investment income (loss)	2.50%	2.35%	2.33%
Total expenses	.92%	.90%	.91%
Expenses before offsets	.92%	.90%	.91%
Net expenses	.92%	.90%	.90%
Portfolio turnover	107%	157%	132%
Net assets, ending (in thousands)	$267,916	$446,263	$478,705

	Years Ended
	December 31,	December 31,
	2005	2004
Net asset value, beginning	$1.872	$1.758
Income from investment operations
Net investment income	.034	.029
Net realized and unrealized gain (loss)	.072	.116
Total from investment operations	.106	.145
Distributions from
Net investment income	(.035)	(.031)
Net realized gain	--	--
Total distributions	(.035)	(.031)
Total increase (decrease) in net asset value	.071	.114
Net asset value, ending	$1.943	$1.872

Total return*	5.65%	8.26%
Ratios to average net assets: A
Net investment income	1.78%	1.67%
Total expenses	.92%	.91%
Expenses before offsets	.92%	.91%
Net expenses	.92%	.91%
Portfolio turnover	172%	186%
Net assets, ending (in thousands)	$482,956	$467,771

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and New Amsterdam Partners, LLC, respectively (the "Subadvisor"), with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Portfolio's Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-year period ended June 30, 2008, and performed below the median of its peer group for the three- and five-year periods ended June 30, 2008. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2008. The Board took into account the Portfolio's recent performance relative to its peer group for the period ending June 30, 2008, as well as management's discussion of the Portfolio's performance. The Board noted that the Subadvisor had assumed management of the entire equity sleeve of the Portfolio in June 2008 following the termination of a subadvisor that had been responsible for managing a portion the Portfolio's equity sleeve. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor paid the subadvisory fee to the Portfolio's Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under its Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under its Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement is paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor and Subadvisor are each likely to execute its investment strategies consistently over time; (e) appropriate action has been taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert
Investments that make a difference®

December 31, 2008

Annual Report

Calvert Variable Series, Inc.
Calvert Social Equity Portfolio

Calvert
Investments that make a difference®

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Social Equity Portfolio
Managed by Atlanta Capital Management Company, L.L.C.

Dear Investor:

Investment Performance

For the 12 months ended December 31, 2008, CVS Social Equity Portfolio returned -35.79% compared with -37.00% for the Standard & Poor's 500 Index. Successfully navigating the minefield of the Financials sector helped the Portfolio's performance relative to the benchmark.

CVS Calvert Social Equity Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
4/30/2002
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
CVS Calvert Social Equity Portfolio - $9,183
S&P 500 Index - $9,526

Average Annual Total Return
(period ended 12.31.08)
One year	(35.79%)
Five Year	(2.73%)
Since Inception (4.30.02)	(1.27%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Investment Climate

It would be difficult to overstate the magnitude or significance of the financial tremors rolling through the global economy and markets last year. Growth in gross domestic product (GDP) for the fourth quarter of 2008 will likely reach a low not seen since the early 1980s. Declines in home prices and net worth are expected to set post-depression records. And the stock market has fallen more from the peak in October, 2007 to the recent low in November, 2008 than any previous decline except 1929-1932. This is not your garden-variety recession. Twelve months ago, the debate centered on whether the damage from subprime mortgages could be contained to a corner of the U.S. economy. Instead, that crisis has now morphed into a worldwide economic downturn.

Lax regulations enabled Wall Street to slice and dice credit risk into tiny pieces, repackage it and sell it to investors under the false premise that these complex structures were "safe." But the fallout when the real estate bubble popped was felt far and wide. As more and more investors disclosed these holdings, it sapped confidence in the financial system and sent risk aversion soaring. Over-leveraged institutions such as Lehman Brothers and AIG collapsed. The global financial system threatened to grind to a halt midway through the fourth quarter. But, as in the past, central banks around the world intervened--which is reason to believe we have now stepped back from the abyss.

Lehman Brothers' bankruptcy filing fueled the credit crisis and triggered unprecedented market volatility. There were few places to hide as the tug-of-war between the crisis and policy response pushed the market violently up and down from week to week. During the fourth quarter of 2008, the S&P 500 Index rose or fell by more than 5% in a single day on 18 occasions--more than the combined total of the past 53 years.

Each of the 10 major industry sectors declined by at least 15% in 2008. It was not surprising that Consumer Staples had the smallest decline, as demand for shampoo and breakfast cereal is relatively unaffected by the economy. At the other end of the spectrum, Financials was the big loser, falling more than 55% as earnings expectations for the sector sank throughout the year.

Portfolio Strategy

In this environment, generating positive relative performance was difficult--especially during the fourth quarter. We have made several changes over the last few months, taking advantage of what we see as compelling valuations for great companies to position the Portfolio for the eventual recovery. In some cases, those moves have already begun to pay off. In other cases, they have proven to be premature.

Purchases that helped performance included UPS, Wells Fargo, and C.H. Robinson, a domestic trucking logistics provider. We've been early in betting on regional banks such as SunTrust and Zions Bancorp, as well as industrial distributor Fastenal. Additionally, we reduced our positions in several Consumer Staples names to fund these purchases, which took weight away from stocks that faired better during the recent market turmoil. However, we believe that every one of these changes will prove profitable over time.

By far the biggest positive contribution came from our underweight to the poor-performing Financials sector and stock selection within it. Our financial holdings vastly outperformed the sector average. And we are pleased that we avoided every one of the financial institutions that failed or nearly failed during 2008. Good stock selection within the Consumer Discretionary sector also helped. For example, Kohl's fell 21% for the year as it gained market share from struggling competitors, versus a 33% decline for the overall sector.

On the other hand, our Health Care performance was disappointing. While we correctly overweighted this outperforming sector, our choice of holdings detracted from performance. Large holdings such as Stryker and Medtronic significantly lagged the sector average due to modest downgrades in their earnings outlook, which was partially driven by currency exchange rates. Instead, biotechnology and the low-growth pharmaceutical industry were the places to be. A large position in Novartis helped, but more would have been better. Managed-care holding Coventry Healthcare also hurt performance after an earnings disappointment.

Economic Sectors	% of Total Investments

Consumer Discretionary	12.1%
Consumer Staples	11.0%
Energy	4.5%
Financials	14.4%
Health Care	20.2%
Industrials	8.6%
Information Technology	21.9%
Materials	4.5%
Utilities	2.8%

Total	100%

Outlook

It's hard to imagine a year with fewer fond memories than 2008. Apart from a historic election that could help form the basis of an optimistic outlook, there was little to celebrate. Nearly every economic metric surprised on the downside. Consumers, the backbone of the U.S. economy, are depressed, over-leveraged, and need to save, not spend.

Even in normal times, it's tough to forecast the economy--and these are not normal times. Enough of the global downturn still lies ahead that a wider-than-normal range of outcomes remain plausible. The near-term outlook for the market is tough to call and volatility is likely to remain high. Beyond the next couple of quarters, however, we are cautiously optimistic. The enormous interventions by governments around the globe are the most powerful arguments against a prolonged economic funk. There may be a lag before such efforts work, but they do work. More immediately, the decline in gasoline prices has put more money in consumers' pockets. It's been estimated that each $0.01 decline in gas prices means $1 billion more that can be spent elsewhere or saved.1

We do know that economic data will look bleak for a while and that the stock market will begin its recovery well before the data improves. It's been a fairly dismal decade for stocks so far and that alone makes us feel better about the outlook. There are challenges on the horizon to be sure, but there's nothing we cannot overcome. We're hopeful about a renewed spirit of cooperation out of Washington, and expect that the high-quality stocks that populate your Portfolio will stand ready to shine in this environment of heightened uncertainty.

Sincerely,

Richard England
Managing Director, Equities
Atlanta Capital Management Company, L.L.C.

January 2009

1. Source: ISI Group

As of December 31, 2008, the following companies represented the following percentages of Portfolio net assets: Lehman Brothers 0%, AIG 0%, UPS 2.07%, Wells Fargo 0.98%, C.H. Robinson 0.79%, SunTrust 0.72%, Zions Bancorp 0.74%, Fastenal 0.60%, Kohl's 3.70%, Stryker 3.28%, Medtronic 1.95%, Novartis 3.58%, and Coventry Healthcare 0.77%. All holdings are subject to change without notice.

Calvert Social Equity Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$681.90	$4.67
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.58	$5.61

* Expenses are equal to the Fund's annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Social Equity Portfolio:

We have audited the accompanying statement of net assets of the Calvert Social Equity Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Equity Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Equity Portfolio
Statement of Net Assets
December 31, 2008
Equity Securities - 98.1%	Shares	Value
Air Freight & Logistics - 2.9%
C.H. Robinson Worldwide, Inc.	1,000	$55,030
United Parcel Service, Inc., Class B	2,600	143,416
		198,446

Capital Markets - 8.7%
Bank of New York Mellon Corp.	5,888	166,807
Charles Schwab Corp.	8,800	142,296
Goldman Sachs Group, Inc.	650	54,854
SEI Investments Co.	9,600	150,816
T. Rowe Price Group, Inc.	2,550	90,372
		605,145

Chemicals - 4.4%
Air Products & Chemicals, Inc.	2,900	145,783
Ecolab, Inc.	4,600	161,690
		307,473

Commercial Banks - 2.4%
SunTrust Banks, Inc.*	1,700	50,218
Wells Fargo & Co.	2,300	67,804
Zions Bancorp	2,100	51,471
		169,493

Communications Equipment - 7.5%
Cisco Systems, Inc.*	17,000	277,100
Nokia Oyj (ADR)	2,400	37,440
QUALCOMM, Inc.	5,800	207,814
		522,354

Computers & Peripherals - 6.6%
Apple, Inc.*	2,550	217,642
Hewlett-Packard Co.	6,600	239,514
		457,156

Electrical Equipment - 2.3%
Emerson Electric Co.	4,300	157,423

Energy Equipment & Services - 1.6%
FMC Technologies, Inc.*	2,500	59,575
Smith International, Inc.	2,300	52,647
		112,222

Food & Staples Retailing - 6.7%
CVS Caremark Corp.	10,600	304,644
SYSCO Corp.	6,900	158,286
		462,930

Gas Utilities - 2.7%
Questar Corp.	5,800	189,602

Health Care Equipment & Supplies - 10.9%
DENTSPLY International, Inc.	2,700	76,248
Intuitive Surgical, Inc.*	600	76,194
Medtronic, Inc.	4,300	135,106
St. Jude Medical, Inc.*	4,100	135,136
Stryker Corp.	5,700	227,715
Varian Medical Systems, Inc.*	2,900	101,616
		752,015

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 3.8%
Coventry Health Care, Inc.*	3,600	$53,568
Laboratory Corp. of America Holdings*	3,300	212,553
		266,121

Household Products - 4.1%
Colgate-Palmolive Co.	1,400	95,956
Procter & Gamble Co.	3,000	185,460
		281,416

Insurance - 3.0%
Aflac, Inc.	4,500	206,280

Internet Software & Services - 3.2%
Google, Inc.*	720	221,508

Life Sciences - Tools & Services - 1.5%
Pharmaceutical Product Development, Inc.*	3,500	101,535

Machinery - 2.7%
Danaher Corp.	2,400	135,864
Deere & Co.	1,300	49,816
		185,680

Media - 2.4%
Omnicom Group, Inc.	6,100	164,212

Multiline Retail - 4.9%
Kohl's Corp.*	7,100	257,020
Target Corp.	2,300	79,419
		336,439

Oil, Gas & Consumable Fuels - 2.8%
EOG Resources, Inc.	2,950	196,411

Pharmaceuticals - 3.6%
Novartis AG (ADR)	5,000	248,800

Semiconductors & Semiconductor Equipment - 2.7%
Intel Corp.	12,600	184,716

Software - 1.5%
Microsoft Corp.	5,350	104,004

Specialty Retail - 4.6%
Best Buy Co., Inc.	2,200	61,842
Staples, Inc.	14,400	258,048
		319,890

Trading Companies & Distributors - 0.6%
Fastenal Co.	1,200	41,820

Total Equity Securities (Cost $8,994,727)		6,793,091

TOTAL INVESTMENTS (Cost $8,994,727) - 98.1%		6,793,091
Other assets and liabilities, net - 1.9%		133,741
Net Assets - 100%		$6,926,832

Net Assets Consist of:
Par value and paid-in capital applicable to 535,059 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$9,036,957
Undistributed net investment income		12,438
Accumulated net realized gain (loss) on investments		79,073
Net unrealized appreciation (depreciation) on investments		(2,201,636)

Net Assets		$6,926,832

Net Asset Value Per Share		$12.95

*     Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

Equity Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,646)	$113,537
Interest income	677
Total investment income	114,214

Expenses:
Investment advisory fee	47,119
Transfer agency fees and expenses	8,005
Directors' fees and expenses	1,373
Administrative fees	18,847
Accounting fees	1,515
Custodian fees	7,060
Reports to shareholders	6,412
Professional fees	21,266
Miscellaneous	556
Total expenses	112,153
Reimbursement from Advisor	(6,167)
Fees paid indirectly	(4,210)
Net expenses	101,776

Net Investment Income	12,438

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	438,534
Change in unrealized appreciation or (depreciation)	(4,482,398)

Net Realized and Unrealized Gain (Loss) on Investments	(4,043,864)

Increase (Decrease) in Net Assets
Resulting From Operations	($4,031,426)

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	$12,438	($3,051)
Net realized gain (loss)	438,534	437,883
Change in unrealized appreciation or (depreciation)	(4,482,398)	557,809

Increase (Decrease) in Net Assets
Resulting From Operations	(4,031,426)	992,641

Distributions to shareholders from:
Net realized gain	(70,637)	(531,437)

Capital share transactions:
Shares sold	3,627,686	1,626,415
Reinvestment of distributions	70,637	531,437
Shares redeemed	(3,477,749)	(1,748,952)
Total capital share transactions	220,574	408,900

Total Increase (Decrease) in Net Assets	(3,881,489)	870,104

Net Assets
Beginning of year	10,808,321	9,938,217
End of year (including undistributed net investment income of $12,438 and $0, respectively)	$6,926,832	$10,808,321

Capital Share Activity
Shares sold	195,144	79,440
Reinvestment of distributions	5,540	25,886
Shares redeemed	(195,956)	(85,042)
Total capital share activity	4,728	20,284

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$6,793,091
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$6,793,091

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the agreement, $2,859 was payable at year end. In addition, $4,768 was payable at year end for operating expenses paid by the Advisor during December 2008.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2009. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Portfolio for expenses of $965 for the year ended December 31, 2008.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $1,144 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $6,759,065 and $6,410,283, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $9,058,942. Net unrealized depreciation aggregated $2,265,851, of which $45,803 related to appreciated securities and $2,311,654 related to depreciated securities. Net realized capital loss carryforwards of $16,680, $242,391 and $2,240 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2010, December 2011 and December 2012, respectively. The Portfolio's use of net capital loss carryforwards acquired from Ohio National Fund, Inc., Social Awareness Portfolio may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2008, and December 31, 2007 were as follows:

Distributions paid from:	2008	2007
Long-term capital gain	$70,637	$531,437
Total	$70,637	$531,437

As of December 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$12,438
Undistributed long term capital gain	404,598
Capital loss carryforward	(261,311)
Unrealized appreciation (depreciation)	(2,265,851)
Total	($2,110,126)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and capital loss carryovers subject to limitations under Internal Revenue Code section 382.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$14,793	2.58%	$1,170,812	July 2008

Tax Information (Unaudited)

Equity Portfolio designates $70,637 as capital gain dividends for the calendar year ended December 31, 2008.

Equity Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2008	2007	2006
Net asset value, beginning	$20.38	$19.48	$17.70
Income from investment operations
Net investment income (loss)	.02	(.01)	***
Net realized and unrealized gain (loss)	(7.32)	1.96	1.78
Total from investment operations	(7.30)	1.95	1.78
Distributions from
Net realized gain	(.13)	(1.05)	--
Total increase (decrease) in net asset value	(7.43)	.90	1.78
Net asset value, ending	$12.95	$20.38	$19.48

Total return*	(35.79%)	9.99%	10.06%
Ratios to average net assets: A
Net investment income (loss)	.13%	(.03%)	(.004%)
Total expenses	1.19%	1.11%	1.15%
Expenses before offsets	1.12%	1.10%	1.14%
Net expenses	1.08%	1.05%	1.07%
Portfolio turnover	69%	41%	42%
Net assets, ending (in thousands)	$6,927	$10,808	$9,938

	Years Ended
	December 31,	December 31,
	2005	2004
Net asset value, beginning	$16.94	$15.82
Income from investment operations
Net investment income (loss)	(.01)	.02
Net realized and unrealized gain (loss)	.78	1.11
Total from investment operations	.77	1.13
Distributions from
Net investment income	(.01)	(.01)
Total increase (decrease) in net asset value	.76	1.12
Net asset value, ending	$17.70	$16.94

Total return*	4.54%	7.16%
Ratios to average net assets: A
Net investment income (loss)	(.05%)	.14%
Total expenses	1.34%	1.35%
Expenses before offsets	1.12%	1.12%
Net expenses	1.08%	1.08%
Portfolio turnover	34%	16%
Net assets, ending (in thousands)	$8,580	$9,564

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

***     Per share equals (.0007).

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2008, the Portfolio performed above the median of its peer group and outperformed the Lipper index for the one- and three-year periods and underperformed the Lipper index for the five-year period. The Board noted the Portfolio's improved performance. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert
Investments that make a difference®

December 31, 2008

Annual Report

Calvert Variable Series, Inc.
Calvert Income Portfolio

Calvert
Investments that make a difference®

A UNIFI Company

Calvert Variable Series, Inc.
Calvert Income Portfolio
Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Investment Performance

For the 12 months ended December 31, 2008, CVS Income Portfolio returned -11.59% compared with a return of -3.08% for the Barclays Capital U.S. Credit Index.1 The Fund's short relative duration, an allocation to high-yield securities, and exposure to two securities in default were the primary causes of the Portfolio's underperformance.

CVS Calvert Income Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(11.59%)
Five year	1.33%
Since Inception (4.30.02)	3.81%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Investment Climate

Last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers.

But the events of the second half of 2008 changed the financial landscape forever. Major U.S. investment banks became extinct in a matter of days as former financial behemoths were sold, rescued by the federal government, converted into bank holding companies, or failed. The collapse of Lehman Brothers in particular led one large non-Calvert money market fund to "break the buck" (its share price fell below one dollar).

Throughout the year, the Federal Reserve (Fed) intervened to thaw frozen money markets and combat the liquidity crunch--greatly expanding its lending programs and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. But despite all efforts, the economy sank into a recession and policymakers remain concerned about the risk of prolonged recession and deflation in 2009.

In October, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions.

Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%2 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 1.1% annualized pace3 and the economy is expected to post flat growth for all of 2008.4

Portfolio Strategy

The Portfolio's relatively short duration and security selection were the two largest drivers of underperformance during the period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.) In particular, the Fund's 12% average allocation to high-yield bonds (which are not held by the benchmark) weighed on performance. Investment-grade bonds experienced similar value declines as well.

As interest rates continued to decline, we prepared for the eventual interest-rate reversal by increasing our relative overweight to short-term securities. Unfortunately, the reversal did not occur before year-end and Treasury yields continued their slide toward historic lows. Investments in Glitnir Bank and Kaupthing Bank also hurt performance because the two banks defaulted after a takeover by the Icelandic government in early October. While banks in the U.S. and many European countries were supported by their respective governments during the credit crisis of 2008, Iceland was unable to secure the financing necessary to follow suit. However, active trading strategies did partially offset the Portfolio's decline.

Economic Sectors	(% of Total Investments)

Asset Backed Securities	6.6%
Banks	13.4%
Brokerages	1.6%
Commercial Mortgage
Back Securities	4.5%
Financial Services	3.6%
Industrial	24.6%
Industrial - Finance	2.6%
Insurance	0.3%
Municipal Obligations	21.7%
Real Estate Investment Trusts	1.8%
Special Purpose	7.4%
Transportation	1.9%
U.S. Government Agency
Obligations	1.6%
U.S. Treasury	2.0%
Utilities	6.4%
Total	100%

Outlook

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

We expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected.

Gregory Habeeb
Senior Portfolio Manager
Calvert Asset Management Company
January 2009

We welcome investors from Summit Pinnacle Bond Portfolio which merged into CVS Calvert Income Portfolio in December 2008.

As of December 31, 2008, the following companies represented the following percentages of Portfolio net assets: Glitnir Bank 0.09% and Kaupthing Bank 0.04%. All holdings are subject to change without notice.

1. Formerly known as the Lehman U.S. Credit Index

2. Source for all interest rates: Federal Reserve

3. Source: Bureau of Labor Statistics consumer price index (CPI-U) for November 2008

4. Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters

Calvert Income Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert Income Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$889.70	$4.08
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.82	$4.36

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert Income Portfolio:

We have audited the accompanying statement of assets and liabilities of the Calvert Income Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Income Portfolio
Schedule of Investments
December 31, 2008
	Principal
Asset Backed Securities - 2.7%	Amount	Value
Capital One Auto Finance Trust, 5.33%, 11/15/10	$40,945	$40,851
Captec Franchise Trust, 8.155%, 6/15/13 (e)	200,000	163,658
Centex Home Equity, 7.86%, 7/25/32 (r)	40,179	8,548
Countrywide Asset-Backed Certificates, 0.921%, 11/25/34 (r)	87,775	59,797
DB Master Finance LLC, 5.779%, 6/20/31 (b)(e)	250,000	223,980
Ford Credit Auto Owner Trust, 5.05%, 3/15/10	58,346	58,339
GE Capital Credit Card Master Note Trust, 1.235%, 3/15/13 (r)	500,000	455,041
GE Dealer Floorplan Master Note Trust, 1.463%, 4/20/11 (r)	100,000	97,650
GS Auto Loan Trust, 2.65%, 5/16/11	3,749	3,750
Household Automotive Trust:
5.43%, 6/17/11	125,989	123,052
4.55%, 7/17/12	525,000	515,471
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)	27,324	150
SLM Student Loan Trust, 4.085%, 10/25/17 (r)	400,000	391,594

Total Asset-Backed Securities (Cost $2,310,477)		2,141,881

Collateralized Mortgage-Backed Obligations (privately originated) - 0.8%
American Home Mortgage Assets, 2.047%, 5/25/46 (r)	982,157	22,099
Banc of America Mortgage Securities, Inc.:
4.797%, 8/25/19	239,972	75,475
5.772%, 7/20/32 (r)	48,536	34,046
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	111,766	110,994
Countrywide Home Loan Mortgage Pass Through Trust, 0.811%, 6/25/35 (r)	251,879	186,712
Impac CMB Trust:
0.781%, 4/25/35 (r)	112,972	29,904
0.741%, 5/25/35 (r)	24,324	10,382
0.791%, 8/25/35 (r)	94,001	36,761
MASTR Asset Securitization Trust, 5.50%, 10/25/33	44,704	40,265
Residential Asset Securitization Trust, 6.25%, 11/25/36	107,278	60,963
Salomon Brothers Mortgage Securities VII, Inc., 5.564%, 9/25/33 (r)	114,622	45,280

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $1,071,100)		652,881

Commercial Mortgage-Backed Securities - 5.5%
Banc of America Commercial Mortgage, Inc.:
6.121%, 8/10/14 (r)	430,000	355,708
5.449%, 1/15/49	300,000	200,384
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%, 12/11/49	400,000	331,771
Cobalt CMBS Commercial Mortgage Trust, 5.935%, 5/16/46 (r)	3,000,000	2,302,149
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	250,000	240,840
5.245%, 11/15/36 (e)	400,000	396,295
CS First Boston Mortgage Securities Corp., 6.40%, 6/15/34	58,578	56,962
Enterprise Mortgage Acceptance Co. LLC, 6.096%, 1/15/27 (e)(r)	478,132	217,998
Global Signal Trust II, 4.232%, 12/15/14 (e)	100,000	96,719
Global Signal Trust III, 5.361%, 2/15/36 (e)	250,000	235,537

Total Commercial Mortgage-Backed Securities (Cost $5,433,317)		4,434,363

	Principal
Corporate Bonds - 54.9%	Amount	Value
Abbott Laboratories, 5.60%, 11/30/17	$230,000	$247,858
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	350,000	253,947
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	350,000	217,590
7.30%, 10/14/49 (b)(e)	300,000	250,593
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)	96,336	-
America Movil SAB de CV, 5.625%, 11/15/17	230,000	203,262
America West Airlines LLC, 7.10%, 4/2/21 (b)	183,497	111,933
American National Red Cross, 5.422%, 11/15/13	335,000	342,290
American Railcar Industries, Inc., 7.50%, 3/1/14	25,000	16,500
Anadarko Petroleum Corp., 2.396%, 9/15/09 (r)	750,000	715,508
APL Ltd., 8.00%, 1/15/24	175,000	119,000
ARAMARK Corp., 8.50%, 2/1/15	100,000	90,500
ArcelorMittal, 6.125%, 6/1/18	500,000	342,379
AT&T, Inc., 5.50%, 2/1/18	230,000	229,550
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	520,533
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	200,000	122,500
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	650,000	6,500
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	250,000	248,422
AXA SA, 4.707%, 6/8/49 (r)(b)	450,000	135,000
BAC Capital Trust XV, 3.003%, 6/1/56 (b)(r)	710,000	323,057
BAE Systems Asset Trust, 6.664%, 9/15/13 (b)(e)	364,249	382,632
Bank of America Corp.:
5.75%, 12/1/17	150,000	149,766
8.00% to 1/30/18, floating rate thereafter to 12/29/49 (r)	1,250,000	893,750
Bank of New York Mellon Corp., 4.95%, 11/1/12	175,000	179,002
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	574,944	611,246
Bear Stearns Co's, Inc.:
3.852%, 3/30/09 (r)	30,000	29,934
2.456%, 9/9/09 (r)	350,000	346,378
4.903%, 7/19/10 (r)	400,000	378,932
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (b)(r)	1,700,000	1,162,873
Bristol-Myers Squibb Co., 5.45%, 5/1/18	150,000	155,199
C8 Capital SPV Ltd., 6.64% to 12/31/14, floating rate thereafter to 12/31/49 (e)(r)	600,000	288,750
Capmark Financial Group, Inc., 3.038%, 5/10/10 (r)	300,000	153,145
Cargill, Inc., 5.669%, 1/21/11 (e)(r)	400,000	399,353
Caterpillar Financial Services Corp.:
3.206%, 8/6/10 (r)	150,000	141,049
5.85%, 9/1/17	250,000	245,377
Chemtura Corp., 6.875%, 6/1/16	70,000	36,050
Chesapeake Energy Corp.:
6.625%, 1/15/16	125,000	98,750
7.25%, 12/15/18	1,025,000	799,500
Chevy Chase Bank FSB, 6.875%, 12/1/13	100,000	82,677
CHS/Community Health Systems, Inc., 8.875%, 7/15/15	63,000	57,960
Cisco Systems, Inc., 5.50%, 2/22/16	230,000	242,737
CIT Group, Inc., 6.10% to 3/15/17, floating rate thereafter to 3/15/67 (r)	320,000	96,000
Citigroup, Inc., 6.20%, 3/15/09	200,000	201,511
Comcast Corp., 5.119%, 7/14/09 (r)	600,000	591,990
Compass Bancshares, Inc., 4.92%, 10/9/09 (e)(r)	200,000	199,442
Complete Production Services, Inc., 8.00%, 12/15/16	125,000	78,750
ConocoPhillips Australia Funding Co., 5.50%, 4/15/13	230,000	233,762
Constellation Brands, Inc., 7.25%, 9/1/16	125,000	118,125
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter to 12/31/49 (b)(e)(r)	1,745,000	897,689
Credit Suisse, 5.00%, 5/15/13 (b)	100,000	96,243
CSC Holdings, Inc., 7.625%, 4/1/11 (b)	125,000	117,812
CVS Caremark Corp., 3.689%, 9/10/10 (r)	400,000	370,315
DaVita, Inc., 7.25%, 3/15/15	31,000	29,450
Del Monte Corp., 6.75%, 2/15/15	62,000	53,940
Deutsche Bank AG, 4.875%, 5/20/13	150,000	147,268
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	100,000	98,445

	Principal
Corporate Bonds - Cont'd	Amount	Value
DirecTV Holdings LLC/DirecTV Financing Co.:
6.375%, 6/15/15 (b)	$62,000	$57,195
7.625%, 5/15/16	62,000	59,520
Discover Financial Services, 2.629%, 6/11/10 (r)	600,000	513,754
Dominion Resources, Inc.:
2.921%, 6/17/10 (r)	300,000	282,402
6.30% to 9/30/11, floating rate thereafter to 9/30/66 (b)(r)	400,000	195,458
DRS Technologies, Inc., 7.625%, 2/1/18	32,000	32,320
EchoStar DBS Corp., 6.625%, 10/1/14	62,000	51,770
Edison Mission Energy, 7.50%, 6/15/13	125,000	113,750
Enterprise Products Operating LP, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (b)(r)	1,345,000	791,589
Exelon Corp., 6.75%, 5/1/11	230,000	227,407
FMG Finance Pty Ltd.:
6.203%, 9/1/11 (e)(r)	800,000	506,000
10.00%, 9/1/13 (e)	250,000	147,500
Ford Motor Credit Co. LLC, 9.203%, 4/15/09 (r)	1,300,000	1,222,000
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	250,000	177,902
FPL Group Capital, Inc., 5.35%, 6/15/13	100,000	100,417
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	100,000	82,250
Frontier Communications Corp., 6.25%, 1/15/13	63,000	53,707
General Motors Corp., 7.40%, 9/1/25 (b)	200,000	33,000
Giants Stadium LLC:
15.50%, 4/1/37 (e)(r)	500,000	500,000
15.00%, 4/1/47 (b)(e)(r)	1,000,000	1,000,000
Glitnir Banki HF:
2.951%, 10/15/08 (b)(v)(y)	400,000	16,000
Zero Coupon, 4/20/10 (e)(r)	600,000	28,500
Zero Coupon, 1/21/11 (e)(r)	200,000	9,500
6.639% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(w)(y)	100,000	1,000
6.375%, 9/25/12 (e)(w)(y)	400,000	19,000
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	350,000	324,887
Great River Energy:
5.829%, 7/1/17 (b)(e)	480,184	436,723
6.254%, 7/1/38 (b)(e)	400,000	359,149
Harley-Davidson Funding Corp., 6.80%, 6/15/18 (e)	200,000	114,955
HBOS plc, 6.657% to 5/21/37, floating rate thereafter to 5/29/49 (b)(e)(r)	200,000	84,349
HCA, Inc., 9.25%, 11/15/16	125,000	114,375
Health Care REIT, Inc., 8.00%, 9/12/12 (b)	250,000	214,207
Hertz Corp., 8.875%, 1/1/14	50,000	30,500
Hewlett-Packard Co.:
2.62%, 9/3/09 (r)	330,000	327,906
5.50%, 3/1/18	150,000	153,457
Home Depot, Inc., 2.046%, 12/16/09 (r)	150,000	141,788
Honeywell International, Inc., 5.30%, 3/1/18	230,000	233,658
HRPT Properties Trust, 2.521%, 3/16/11 (r)	450,000	414,166
Huntington National Bank, 4.65%, 6/30/09	200,000	198,177
Idearc, Inc., 8.00%, 11/15/16 (b)	50,000	4,000
Independence Community Bank Corp., 3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	505,000	415,024
Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/18	150,000	141,886
Intelsat Jackson Holdings Ltd., 11.25%, 6/15/16	100,000	91,000
ION Media Networks, Inc., 11.00%, 7/31/13 (b)	167,909	420
iPCS, Inc., 5.318%, 5/1/13 (r)	175,000	124,250
Iron Mountain, Inc., 7.75%, 1/15/15	75,000	67,312
Irwin Land LLC, 5.03%, 12/15/25 (e)	150,000	112,026
Jersey Central Power & Light Co., 5.625%, 5/1/16	200,000	187,699
John Deere Capital Corp., 5.203%, 1/18/11 (r)	500,000	462,974
Joy Global, Inc., 6.00%, 11/15/16	225,000	191,135
JPMorgan Chase & Co.:
4.75%, 5/1/13	230,000	226,957
7.90% to 4/30/18, floating rate thereafter to 4/29/49 (r)	750,000	622,500
Kansas City Southern de Mexico SA de CV, 7.375%, 6/1/14	50,000	37,375
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)	600,000	36,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Kern River Funding Corp., 6.676%, 7/31/16 (e)	$ 45,980	$ 41,183
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	1,000,000	580,000
Leucadia National Corp., 8.125%, 9/15/15	600,000	465,491
Lincoln National Corp., 6.05% to 4/20/17, floating rate thereafter to 4/20/67 (r)	115,000	41,400
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27	200,000	187,352
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	420
8.30%, 12/1/37 (e)(m)*	100,000	1,000
M&I Marshall & Ilsley Bank, 2.48%, 12/4/12 (r)	300,000	234,693
Massachusetts Institute of Technology, 7.25%, 11/2/96	150,000	202,346
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	300,000	207,132
MDC Holdings, Inc., 5.50%, 5/15/13	150,000	116,945
Merrill Lynch & Co., Inc.:
2.223%, 8/14/09 (r)	250,000	243,933
5.213%, 1/15/15 (r)	400,000	290,695
6.875%, 11/15/18	150,000	157,177
MGM Mirage, 13.00%, 11/15/13 (e)	125,000	120,000
National Fuel Gas Co., 6.50%, 4/15/18 (e)	100,000	92,009
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	400,000	371,518
6.59%, 7/7/38	70,000	58,615
Newfield Exploration Co., 6.625%, 9/1/14	125,000	102,500
Noble Group Ltd.:
8.50%, 5/30/13 (e)	850,000	582,250
6.625%, 3/17/15 (e)	150,000	85,500
Northern Trust Corp., 5.50%, 8/15/13	100,000	103,255
NRG Energy, Inc., 7.25%, 2/1/14	125,000	116,875
NSTAR Electric Co., 5.625%, 11/15/17	150,000	142,441
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	600,000	534,006
6.00%, 10/1/51 (e)	100,000	85,371
OPTI Canada, Inc., 8.25%, 12/15/14	200,000	110,000
Oracle Corp., 5.75%, 4/15/18	230,000	238,559
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)	250,000	44,860
Pacific Pilot Funding Ltd., 5.253%, 10/20/16 (e)(r)	95,437	93,376
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	200,000	203,331
Pepco Holdings, Inc., 2.828%, 6/1/10 (r)	160,000	158,402
Petro-Canada, 6.05%, 5/15/18	150,000	126,781
PetroHawk Energy Corp., 7.875%, 6/1/15 (e)	63,000	46,620
Petroplus Finance Ltd., 7.00%, 5/1/17 (e)	100,000	61,000
Pioneer Natural Resources Co.:
5.875%, 7/15/16	250,000	173,668
6.65%, 3/15/17	1,000,000	716,174
Plains All American Pipeline LP/PAA Finance Corp., 4.75%, 8/15/09	250,000	251,255
Pride International, Inc., 7.375%, 7/15/14 (b)	100,000	90,500
Prime Property Fund, Inc., 5.50%, 1/15/14 (e)	150,000	122,409
ProLogis, 6.625%, 5/15/18	400,000	192,000
Puget Sound Energy, Inc., 7.02%, 12/1/27 (b)	377,000	356,207
Qwest Communications International, Inc., 7.50%, 2/15/14 (b)	125,000	86,250
Range Resources Corp., 7.375%, 7/15/13	39,000	34,027
Reed Elsevier Capital, Inc., 2.326%, 6/15/10 (r)	300,000	294,234
R.H. Donnelley Corp., 6.875%, 1/15/13 (b)	125,000	16,250
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13	300,000	240,476
Rochester Gas & Electric Corp., 6.375%, 9/1/33 (b)	475,000	409,126
Rogers Communications, Inc., 6.80%, 8/15/18	150,000	151,875
Roper Industries, Inc., STEP, 6.625%, 8/15/13 (b)	100,000	96,930
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating rate thereafter to 3/29/49 (b)(r)	1,400,000	656,488
Skyway Concession Co. LLC, 4.042%, 6/30/17 (b)(e)(r)	150,000	120,982
Southern California Edison Co., 5.75%, 4/1/35	90,000	96,758
SouthTrust Bank, 6.565%, 12/15/27	899,000	855,549
Sovereign Bancorp, Inc., 2.483%, 3/1/09 (r)	250,000	245,821
Sovereign Bank, 4.903%, 8/1/13 (r)	200,000	142,774

	Principal
Corporate Bonds - Cont'd	Amount	Value
TCI Communications, Inc., 8.75%, 8/1/15	$230,000	$241,921
TEPPCO Partners LP, 7.00% to 6/1/17, floating rate thereafter to 6/1/67 (b)(r)	336,000	218,212
Tesco plc, 5.50%, 11/15/17 (e)	230,000	211,372
Thomson Reuters Corp., 6.20%, 1/5/12	200,000	191,607
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	219,620	2,196
STEP, 0.00% to 10/15/33, 7.697 thereafter to 10/15/97 (b)(e)(r)	1,000,000	14,260
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/34 (b)(e)	975,000	147,001
2/15/43 (b)(e)	2,500,000	630,400
2/15/45 (b)(e)	8,018,426	1,031,651
UnitedHealth Group, Inc., 6.00%, 11/15/17	150,000	133,232
Vale Overseas Ltd., 6.25%, 1/23/17	225,000	212,625
Ventas Realty LP, 7.125%, 6/1/15	37,000	28,860
Verizon North, Inc., 5.634%, 1/1/21 (e)	200,000	170,287
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate thereafter to 3/15/42 (b)(r)	2,200,000	1,298,000
Warnaco, Inc., 8.875%, 6/15/13	75,000	68,250
Wells Fargo & Co., 4.375%, 1/31/13	230,000	226,701
Wells Fargo Bank, 6.584%, 9/1/27 (e)	250,000	308,767
Wells Fargo Capital XIII, 7.70% to 3/26/13, floating rate thereafter to 12/26/49 (r)	200,000	165,062
Windstream Corp., 8.625%, 8/1/16	50,000	44,500
WMC Finance USA Ltd., 5.125%, 5/15/13	200,000	190,510
Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (b)(e)	100,000	63,128
Xstrata Finance Dubai Ltd., 2.585%, 11/13/09 (e)(r)	400,000	344,002

Total Corporate Bonds (Cost $56,157,269)		44,292,853

Taxable Municipal Obligations - 18.9%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.18%, 3/1/12	125,000	127,926
5.21%, 3/1/13	140,000	143,409
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon, 10/1/09	400,000	386,140
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	250,000	239,827
Aspen Colorado Public Facilities Authorities COPs:
5.31%, 9/1/09	120,000	121,240
5.30%, 9/1/11	135,000	137,700
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	150,000	144,150
Commonwealth Pennsylvania Financing Authority Revenue Bonds, 5.631%, 6/1/23	185,000	190,757
Escondido California Joint Powers Financing Authority Lease Revenue Bonds, 5.53%, 9/1/18	300,000	291,888
Ewing Township New Jersey School District GO Bonds, 4.80%, 5/1/16	940,000	902,635
Georgetown University Washington DC Revenue Bonds, 7.22%, 4/1/19	800,000	794,360
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.29%, 1/1/20	200,000	191,892
Howell Township New Jersey School District GO Bonds, 5.30%, 7/15/19	150,000	146,566
Jackson & Williamson Counties Illinois Community High School District GO Bonds, Zero Coupon:
12/1/25	180,000	59,035
12/1/26	180,000	55,269
6/15/27	180,000	53,341
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	200,000	187,646
Kaukauna Wisconsin School District GO Revenue Bonds, 5.51%, 3/1/20	455,000	416,539
Kern County California PO Revenue Bonds, Zero Coupon:
8/15/19	170,000	73,513
8/15/20	365,000	142,781
King County Washington Housing Authority Revenue Bonds, 6.375%, 12/31/46	200,000	200,306
Lawrence Township Indiana School District GO Bonds, 5.55%, 7/5/14	445,000	467,606
Linden New Jersey GO Revenue Bonds, 5.63%, 4/1/21	285,000	262,702
Michigan State Municipal Bond Authority Revenue Bonds, 5.252%, 6/1/15	300,000	293,460
Mississippi State Development Bank SO Revenue Bonds, 5.60%, 1/1/26	100,000	90,917
Missouri State University Auxiliary Enterprise System Revenue Bonds, 5.00%, 4/1/09	750,000	750,247
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	250,000	220,097

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
New Jersey State Economic Development Authority State Pension Funding Revenue Bonds,
Zero Coupon, 2/15/21	$360,000	$134,860
New York City IDA Revenue Bonds, 6.027%, 1/1/46	200,000	187,592
Northwest Washington Electric Energy Revenue Bonds, 4.06%, 7/1/09	100,000	99,758
Oakland California Redevelopment Agency Tax Allocation Bonds, 5.411%, 9/1/21	200,000	179,104
Oconto Falls Wisconsin Public School District GO Bonds, 5.70%, 3/1/16	495,000	497,703
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/16	236,000	143,092
Oregon State Local Governments GO Bonds, Zero Coupon, 6/1/18	500,000	271,675
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	600,000	502,368
6/30/16	275,000	169,667
6/30/18	100,000	53,102
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	120,000	120,235
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	380,000	152,988
Philadelphia Pennsylvania School District GO Bonds, 4.47%, 7/1/12	1,000,000	997,600
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/22	175,000	65,502
8/1/23	185,000	65,788
8/1/24	200,000	67,514
8/1/25	215,000	67,693
8/1/26	230,000	67,542
Sacramento City California Financing Authority Tax Allocation Revenue Bonds, 5.015%, 12/1/10	200,000	194,160
San Bernardino California Joint Powers Financing Authority Tax Allocation Bonds, 5.625%, 5/1/16	400,000	382,492
San Bernardino County California Financing Authority PO Revenue Bonds, Zero Coupon:
8/1/12	200,000	166,232
8/1/15	251,000	165,020
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	200,000	174,284
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.36%, 8/1/16	150,000	146,194
Shell Lake Wisconsin School District GO Bonds, 6.03%, 4/1/24	495,000	500,732
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	200,000	213,308
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	195,000	196,728
University of Central Florida COPs, 5.125%, 10/1/20	250,000	205,262
University of North Carolina at Charlotte Revenue Bonds, 5.118%, 4/1/12	500,000	511,000
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	250,000	209,900
West Covina California Public Financing Authority Lease Revenue Bonds:
5.39%, 6/1/11	60,000	59,835
5.41%, 6/1/12	80,000	79,082
6.05%, 6/1/26	750,000	671,835
Ypsilanti Michigan GO Bonds, 5.75%, 5/1/14	445,000	455,053

Total Taxable Municipal Obligations (Cost $15,881,110)		15,266,849

U.S. Government Agencies and Instrumentalities - 1.4%
Fannie Mae, 4.375%, 10/15/15	400,000	436,293
New Valley Generation I, 7.299%, 3/15/19	384,233	472,150
New Valley Generation V, 4.929%, 1/15/21	232,383	240,638

Total U.S. Government Agencies And Instrumentalities (Cost $1,053,482)		1,149,081

	Principal
U.S. Government Agency Mortgage-Backed Securities - 0.7%	Amount	Value
Fannie Mae:
5.50%, 8/1/09	$55,869	$56,213
5.00%, 11/1/09	142,042	143,327
5.50%, 1/1/10	102,485	103,453
5.50%, 2/1/10	22,922	23,063
5.00%, 1/25/24	40,518	40,726
Ginnie Mae, 5.50%, 8/15/38	148,450	153,209
Government National Mortgage Association, 5.50%, 1/16/32	583,394	77,268

Total U.S. Government Agency Mortgage-Backed Securities (Cost $591,705)		597,259

U.S. Treasury - 1.8%
United States Treasury Notes:
2.75%, 10/31/13	265,000	281,728
3.75%, 11/15/18	1,000,000	1,134,219

Total U.S. Treasury (Cost $1,405,097)		1,415,947

Equity Securities - 0.4%	Shares
Avado Brands, Inc. (b)*	1,601	16
Conseco, Inc. *	6,301	32,639
First Republic Preferred Capital Corp., Preferred (e)	300	240,375
Intermet Corp. (b)*	1,574	16
ION Media Networks, Inc., Preferred (b)*	11,930	3
Woodbourne Capital:
Trust I, Preferred (b)(e)	50,000	13,500
Trust II, Preferred (b)(e)	50,000	13,500
Trust III, Preferred (b)(e)	50,000	13,500
Trust IV, Preferred (b)(e)	50,000	13,500

Total Equity Securities (Cost $689,719)		327,049

TOTAL INVESTMENTS (Cost $84,593,276) - 87.1%		70,278,163
Other assets and liabilities, net - 12.9%		10,432,283
Net Assets - 100%		$80,710,446

Futures	Number of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Sold:
2 Year U.S. Treasury Notes	47	3/09	$10,248,938	($91,518)
10 Year U.S. Treasury Notes	275	3/09	34,581,250	(503,569)
Total Sold				($595,087)

*     Non-income producing security.

(b)      This security was valued by the Board of Directors. See Note A.

(e)      Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)       The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)      The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)      The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(v)      This security defaulted on principal and interest payments during the year.

(w)       This security defaulted on interest payments during the year.

(x)      Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y)      The government of Iceland took control of Glitnir Bank HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(z)      This security is no longer accruing interest.

Abbreviations:
COPs: Certificates of Participation
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension Obligation
SO: Special Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specific future date(s).

See notes to financial statements.

Statement of Assets and Liabilities
December 31, 2008
Assets
Investments in securities, at value (Cost $84,593,276) - see accompanying schedule	$70,278,163
Cash	9,508,613
Receivable for shares sold	51,686
Receivable for future variation margin	426,981
Interest and dividends receivable	1,044,073
Other assets	686,271
Total assets	81,995,787

Liabilities
Payable for securities purchased	1,177,012
Payable for shares redeemed	2,401
Payable to Calvert Asset Management Co., Inc.	36,976
Payable to Calvert Administrative Services Company	18,885
Payable to Calvert Shareholder Services, Inc.	774
Accrued expenses and other liabilities	49,293
Total liabilities	1,285,341
Net Assets	$80,710,446

Net Assets Consist of:
Paid in capital applicable to 6,025,155 shares of common stock outstanding; $0.01 par value, 3,000,000,000 shares authorized	$101,185,981
Undistributed net investment income	414,528
Accumulated net realized gain (loss) on investments	(5,979,863)
Net unrealized appreciation (depreciation) on investments	(14,910,200)

Net Assets	$80,710,446

Net Asset Value per Share	$13.40

See notes to financial statements.

Income Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Interest income	$4,784,299
Dividend income	61,142
Total investment income	4,845,441

Expenses:
Investment advisory fee	305,106
Transfer agency fees and expenses	11,443
Directors' fees and expenses	11,619
Administrative fees	228,829
Accounting fees	11,835
Custodian fees	36,563
Reports to shareholders	35,030
Professional fees	27,765
Miscellaneous	4,871
Total expenses	673,061
Reimbursement from advisor	(1,382)
Fees paid indirectly	(13,257)
Net expenses	658,422

Net Investment Income	4,187,019

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	857,653
Futures	(1,540,969)
(683,316)

Change in unrealized appreciation (depreciation) on:
Investments	(11,605,301)
Futures	(576,615)
(12,181,916)

Net Realized and Unrealized Gain (Loss)	(12,865,232)

Increase (Decrease) in Net Assets
Resulting From Operations	($8,678,213)

See notes to financial statements.

Income Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$4,187,019	$3,499,276
Net realized gain (loss)	(683,316)	403,091
Change in unrealized appreciation or (depreciation)	(12,181,916)	(452,809)

Increase (Decrease) in Net Assets
Resulting From Operations	(8,678,213)	3,449,558

Distributions to shareholders from:
Net investment income	(4,325,181)	(3,402,529)
Net realized gain	--	(298,872)
Total distributions	(4,325,181)	(3,701,401)

Capital share transactions:
Shares sold	15,882,538	17,546,350
Shares issued from merger (See Note A)	18,053,983	--
Reinvestment of distribution	4,325,181	3,701,401
Shares redeemed	(23,429,923)	(5,805,697)
Total capital share transactions	14,831,779	15,442,054

Total Increase (Decrease) in Net Assets	(1,828,385)	15,190,211

Net Assets
Beginning of year	78,882,061	63,691,850
End of year (including undistributed net investment income of $414,528 and $617,897, respectively)	$80,710,446	$78,882,061

Capital Share Activity
Shares sold	1,013,092	1,071,067
Shares issued from merger (See Note A)	1,306,366	--
Reinvestment of distributions	324,469	231,627
Shares redeemed	(1,542,095)	(354,089)
Total capital share activity	1,101,832	948,605

See notes to financial statements.

Notes to financial statements

Note A -- Significant Accounting Policies

General: Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On December 12, 2008, the net assets of the Summit Mutual Funds, Inc. Summit Pinnacle Bond Portfolio merged into the Calvert Variable Series, Inc. Calvert Income Portfolio. The merger was accomplished by a tax-free exchange of 1,306,366 shares of the Calvert Income Portfolio (valued at $18,053,983) for 496,985 shares of the Summit Pinnacle Bond Portfolio outstanding at December 12, 2008. The Summit Pinnacle Bond Portfolio's net assets as of December 12, 2008, including $2,167,313 of unrealized depreciation, were combined with those of the Calvert Income Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Portfolio's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2008, securities valued at $12,849,275 or 15.9% of net assets were fair valued in good faith under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$1,231,673	($595,087)
Level 2 - Other Significant Observable Inputs	56,197,215	--
Level 3 - Significant Unobservable Inputs	12,849,275	--
Total	$70,278,163	($595,087)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of 12/31/07	$312,103
Accrued discounts/ premiums	42,875
Realized gain (loss)	3,621
Change in unrealized appreciation (depreciation)	(1,614,996)
Net purchases (sales)	4,455,411
Transfers in and/or out of Level 3	9,650,261
Balance as of 12/31/08	$12,849,275

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($5,065,583). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 12.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40%, of the Portfolio's average daily net assets.

Effective December 15, 2008, the Advisor has contractually agreed to limit net annual portfolio operating expenses through December 12, 2010. The contractual expense cap is .81%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $9,836 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $47,696,447 and $44,280,541, respectively. U.S. Government security purchases and sales were $143,187,836 and $149,917,669 respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $84,616,837. Net unrealized depreciation aggregated $14,338,674, of which $745,917 related to appreciated securities and $15,084,591 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $1,273,958, $75,650, $241,081, $3,723,351 and $1,237,349 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2009, December 2011, December 2013, December 2015 and December 2016, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$4,325,181	$3,429,526
Long term capital gain	--	271,875
Total	$4,325,181	$3,701,401

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$442,046
Capital loss carryforward	(6,551,389)
Unrealized appreciation (depreciation)	(14,338,674)
Total	($20,448,017)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts, interest defaults, wash sales, and capital loss carryovers subject to limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are asset-backed securities and capital loss carryovers from the Portfolio's merger with Pinnacle Bond Portfolio of Summit Mutual Funds, Inc.

Undistributed net investment income	($65,207)
Accumulated net realized gain (loss)	(5,248,833)
Paid-in capital	5,314,040

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$18,106	3.43%	$4,326,847	February 2008

Income Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
	2008	2007	2006
Net asset value, beginning	$16.02	$16.02	$15.95
Income from investment operations
Net investment income	.71	.73	.68
Net realized and unrealized gain (loss)	(2.57)	.06	.12
Total from investment operations	(1.86)	.79	.80
Distributions from
Net investment income	(.76)	(.73)	(.67)
Net realized gain	--	(.06)	(.06)
Total distributions	(.76)	(.79)	(.73)
Total increase (decrease) in net asset value	(2.62)	--	.07
Net asset value, ending	$13.40	$16.02	$16.02

Total return*	(11.59%)	4.94%	4.99%
Ratios to average net assets: A
Net investment income (loss)	5.49%	4.93%	4.74%
Total expenses	.88%	.87%	.90%
Expenses before offsets	.88%	.87%	.90%
Net expenses	.86%	.84%	.87%
Portfolio turnover	279%	317%	280%
Net assets, ending (in thousands)	$80,710	$78,882	$63,692

	Years Ended
	December 31,	December 31,
	2005	2004
Net asset value, beginning	$15.93	$16.05
Income from investment operations
Net investment income	.50	.39
Net realized and unrealized gain (loss)	.10	.52
Total from investment operations	.60	.91
Distributions from
Net investment income	(.48)	(.44)
Net realized gain	(.10)	(.59)
Total distributions	(.58)	(1.03)
Total increase (decrease) in net asset value	.02	(.12)
Net asset value, ending	$15.95	$15.93

Total return*	3.78%	5.67%
Ratios to average net assets: A
Net investment income (loss)	3.66%	2.84%
Total expenses	1.00%	1.03%
Expenses before offsets	1.00%	1.00%
Net expenses	.97%	.98%
Portfolio turnover	454%	614%
Net assets, ending (in thousands)	$47,477	$34,836

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio's performance was below the median peer group for the one-year period and above the median peer group for the three- and five-year periods ended June 30, 2008. The data also indicated that the Portfolio underperformed its Lipper index for the one- and three-year periods ended June 30, 2008, and it outperformed the Lipper index for the five-year period ended June 30, 2008. The Board took into account management's discussion of the Portfolio's recent performance. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. The Board noted that the Advisor had agreed to limit the Portfolio's total net expenses through December 12, 2010. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board noted that the Advisor had agreed to limit the Portfolio's total net expenses through December 12, 2010. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's growth and size on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Core Strategies Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2008

Ameritas

A UNIFI Company

Calvert
Investments that make a difference

A UNIFI Company

Ameritas Core Strategies Portfolio
Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting and Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contract
23	Director and Officer Information Table

Ameritas Core Strategies Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Thornburg Investment Management, Inc.

How quickly things can change! A year ago we were writing on the back of three strong years of relative and absolute performance. Last year, however, was very disappointing. Ameritas Core Strategies Portfolio returned -40.41% versus -37.00% for the Standard & Poor's (S&P) 500 Index. A year ago we wrote that "the case for both a domestic recession and accelerating inflation are easily supported." Today we are more worried about deflationary pressures than inflationary ones, and we believe a domestic or even global recession is much more likely.

CVS Ameritas Core Strategies Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(40.41%)
Five year	(1.85%)
Since inception (11.1.99)	(5.41%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

The last year began just as the first signs of the financial crisis were emerging. Problems at two Bear Stearns hedge funds, Countrywide Financial's near bankruptcy, and a run on the United Kingdom bank Northern Rock presaged the current economic downturn. Since then, trillions of dollars in equity value have been lost around the globe, in both company-specific liquidity crises (Bear Stearns, Indymac, Fannie Mae and Freddie Mac, Lehman, AIG) and in general market declines.

Unfortunately, negative developments accelerated toward the end of the year, with a seizing-up of the credit markets and a significant increase in volatility indicators--leading to one of Wall Street's worst years on record. As we write, governments of leading economies are working to restore confidence in the global financial system. We are hopeful that these efforts will bear fruit and that their actions will be enough to avoid a significant drop in global demand for goods and services.

Of all stocks owned during the year, only about one-fifth contributed positively to performance. These included basic value stocks Apache, JetBlue Airways, and recent purchases ACE Ltd., Cincinnati Financial, and Swiss Reinsurance. It also includes consistent earners such as Genentech, Gilead Sciences, DIRECTV Group, and Visa.

Visa and Apache were sold when they reached their price targets. Notably, we experienced positive results in our financial services names relative to the benchmark as the fundamentals for insurers such as ACE, Cincinnati Financial, and Swiss Re were not as bad as some investors had feared. For ACE and Swiss Re, reinsurance pricing and asset quality remained solid. Cincinnati Financial maintained a diversified portfolio of financial stocks on its strong balance sheet. Health Care stocks were another area of relative strength. Gilead Sciences benefited from a steady customer base and strong execution of its business model. Unfortunately, HIV/AIDS is a growing problem worldwide, but Gilead's products are helping to improve life expectancy and quality of life for those who have the disease. Travel-related stocks such as JetBlue Airways rebounded on the back of lower oil prices late in the year.

The stocks that hurt portfolio performance the most tended to have a lot of financial leverage. Las Vegas Sands, Rite Aid, Hartford Financial Services Group, and Crown Castle International were all top detractors with significant debt on their balance sheets. WellPoint, Dell, and CME Group were also among the worst performers without a heavy debt burden.

WellPoint suffered lower underwriting margins when the company underestimated the cost of medical services it had already contracted to provide its customers. Dell reduced its fourth-quarter guidance and indicated that global demand for computers would be slower than anticipated for 2009. Management is taking steps to accelerate growth in faster-growing economies. CME Group experienced a rapid reduction in their derivatives volumes because fewer hedging activities were available in the tight credit markets. We sold Wellpoint and CME Group as well as other poor performers during the year, particularly in the Financials sector--American International Group, Freddie Mac, Wachovia, and UBS--and believe we did a reasonably good job exercising our risk management.

In this challenging environment, we are executing the same investment philosophy and approach that has proven successful over the long term. In December, our performance improved relative to the benchmark, with contributions coming from a number of areas (Financials, Health Care, Industrials, and Telecommunications Services). Although one month does not necessarily make a trend, just over half the stocks in the Portfolio outperformed the S&P 500 Index, giving us confidence that our stock selection is working.

Economic Sectors	% of Total Investments

Consumer Discretionary	17.3%
Consumer Staples	2.9%
Energy	10.3%
Financials	20.3%
Health Care	16.9%
Industrials	0.5%
Information Technology	17.1%
Telecommunications Services	10.4%
Utilities	4.3%

Total	100%

We continue to seek promising companies at a discount and attempt to buy them when they are out of favor. Our basket approach provides the Portfolio with a spectrum of opportunities as well as diversification. In our consistent earner basket, we own stocks that we believe will prove more resilient than the average U.S. stock in a tough environment. In our basic value and emerging franchise baskets, we invest in those companies we expect to lead when investors believe the U.S. and global economies are finally in recovery.

January 2009

As of December 31, 2008, the following companies represented the following percentages of Portfolio net assets: Bear Stearns 0%, Countrywide Financial 0%, Northern Rock 0%, Indymac 0%, Fannie Mae 0%, Freddie Mac 0%, Lehman Brothers 0%, AIG 0%, Apache 0%, JetBlue 0.45%, ACE Ltd. 2.33%, Cincinnati Financial 2.58%, Swiss Reinsurance 1.88%, Genentech 2.67%, Gilead Sciences 4.13%, DIRECTV 3.52%, Visa 0%, Las Vegas Sands 0%, Rite Aid 0.62%, Hartford Financial 1.75%, Crown Castle 2.40%, WellPoint 0%, Dell 2.5%, CME Group 0%, Wachovia 0%, and UBS 0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$689.10	$3.92
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.49	$4.69

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Ameritas Core Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of the Ameritas Core Strategies Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Core Strategies Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Core Strategies Portfolio
Schedule of Investments
December 31, 2008
Equity Securities - 87.9%	Shares	Value
Airlines - 0.2%
JetBlue Airways Corp.*	28,290	$200,859

Automobiles - 2.6%
Toyota Motor Corp. (ADR)	32,850	2,149,704

Beverages - 2.0%
Dr Pepper Snapple Group, Inc.*	100,906	1,639,723

Biotechnology - 6.8%
Genentech, Inc.*	26,300	2,180,533
Gilead Sciences, Inc.*	66,000	3,375,240
		5,555,773

Capital Markets - 2.3%
Goldman Sachs Group, Inc.	21,851	1,844,006

Commercial Banks - 1.7%
Fifth Third Bancorp	163,954	1,354,260

Communications Equipment - 1.5%
Corning, Inc.	131,300	1,251,289

Computer Technology - 0.0%
Seagate Technology, Inc. (Escrowed)*	3,390	-

Computers & Peripherals - 4.8%
Apple, Inc.*	21,815	1,861,910
Dell, Inc.*	199,200	2,039,808
		3,901,718

Diversified Financial Services - 1.8%
CIT Group, Inc., Preferred	7,400	213,564
JPMorgan Chase & Co.	38,750	1,221,788
		1,435,352

Diversified Telecommunication Services - 5.6%
AT&T, Inc.	142,300	4,055,550
Level 3 Communications, Inc.*	656,700	459,690
		4,515,240

Electric Utilities - 3.9%
Entergy Corp.	37,930	3,153,121

Energy Equipment & Services - 2.2%
Helmerich & Payne, Inc.	27,191	618,595
Transocean Ltd.*	25,275	1,194,244
		1,812,839

Food & Staples Retailing - 0.3%
Rite Aid Corp.*	731,600	226,796

Health Care Equipment & Supplies - 1.0%
Varian Medical Systems, Inc.*	22,615	792,430

Equity Securities - Cont'd	Shares	Value
Health Care Technology - 1.6%
Eclipsys Corp.*	88,913	$1,261,675

Hotels, Restaurants & Leisure - 0.6%
Life Time Fitness, Inc.*	37,800	489,510

Insurance - 11.8%
ACE Ltd.	35,900	1,899,828
Allstate Corp.	81,000	2,653,560
Cincinnati Financial Corp.	71,400	2,075,598
Hartford Financial Services Group, Inc.	87,155	1,431,085
Swiss Reinsurance (ADR)	32,450	1,551,110
		9,611,181

Internet & Catalog Retail - 3.2%
priceline.com, Inc.*	34,742	2,558,748

IT Services - 1.0%
Paychex, Inc.	30,400	798,912

Media - 8.4%
Comcast Corp., Special Class A	177,050	2,859,358
DIRECTV Group, Inc.*	113,600	2,602,576
DISH Network Corp.*	124,500	1,380,705
		6,842,639

Oil, Gas & Consumable Fuels - 7.1%
ConocoPhillips	55,800	2,890,440
Gazprom OAO (ADR)	26,900	383,325
Marathon Oil Corp.	91,100	2,492,496
		5,766,261

Pharmaceuticals - 6.0%
Eli Lilly & Co.	93,975	3,784,373
Teva Pharmaceutical Industries Ltd. (ADR)	26,000	1,106,820
		4,891,193

Semiconductors & Semiconductor Equipment - 2.9%
Intel Corp.	126,700	1,857,422
ON Semiconductor Corp.*	148,106	503,560
		2,360,982

Software - 4.7%
Amdocs Ltd.*	66,200	1,210,798
Microsoft Corp.	135,500	2,634,120
		3,844,918

Wireless Telecommunication Services - 3.9%
China Mobile Ltd. (ADR)	23,400	1,189,890
Crown Castle International Corp.*	111,750	1,964,565
		3,154,455

Total Equity Securities (Cost $104,882,192)		71,413,584

	Principal
Corporate Bonds - 2.8%	Amount	Value
CIT Group, Inc.:
5.00%, 2/13/14	$108,500	$77,035
5.00%, 2/1/15	158,800	106,396
5.40%, 1/30/16	313,600	219,520
5.85%, 9/15/16	86,600	61,486
DirecTV Holdings LLC/DirecTV Financing Co., 8.375%, 3/15/13	275,000	273,625
Echostar DBS Corp., 7.75%, 5/31/15	511,000	439,460
Fifth Third Capital Trust IV, 6.50% to 4/15/17, floating rate thereafter to 4/15/37	516,000	263,160
JetBlue Airways Corp., 3.75%, 3/15/35	212,000	164,936
ON Semiconductor Corp., 2.625%, 12/15/26	775,000	417,673
Rite Aid Corp.:
10.375%, 7/15/16	337,000	251,065
7.50%, 3/1/17	38,000	24,700

Total Corporate Bonds (Cost $2,045,701)		2,299,056

TOTAL INVESTMENTS (Cost $106,927,893) - 90.7%		73,712,640
Other assets and liabilities, net - 9.3%		7,547,147
Net Assets - 100%		$81,259,787

Abbreviations:
ADR: American Depositary Receipt

*      Non-income producing security.

See notes to financial statements.

Core Strategies Portfolio
Statement of Assets and Liabilities
December 31, 2008
Assets
Investments in securities, at value (Cost $106,927,893) - see accompanying schedule	$73,712,640
Cash	8,204,326
Receivable for securities sold	140,959
Receivable for shares sold	105,359
Interest and dividends receivable	158,700
Other assets	1,720
Total assets	82,323,704

Liabilities
Payable for securities purchased	954,639
Payable for shares redeemed	3,603
Payable to Calvert Asset Management Company, Inc.	60,591
Payable to Calvert Administrative Services Company, Inc.	3,275
Payable to Calvert Shareholder Services, Inc.	849
Accrued expenses and other liabilities	40,960
Total liabilities	1,063,917
Net Assets	$81,259,787

Net Assets Consist of:
Paid-in capital applicable to 7,006,637 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$139,528,143
Undistributed net investment income	105,635
Accumulated net realized gain (loss) on investments	(25,158,738)
Net unrealized appreciation (depreciation) on investments	(33,215,253)

Net Assets	$81,259,787

Net Asset Value per Share	$11.60

See notes to financial statements.

Core Strategies Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $40,166)	$1,730,521
Interest income	148,718
Total investment income	1,879,239

Expenses:
Investment advisory fee	757,376
Transfer agent fees and expenses	15,149
Accounting fees	15,651
Directors' fees and expenses	15,432
Administrative fees	50,492
Custodian fees	17,000
Reports to shareholders	38,418
Professional fees	31,739
Miscellaneous	5,654
Total expenses	946,911
Fees paid indirectly	(15,490)
Net expenses	931,421

Net Investment Income	947,818

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(14,358,888)
Change in unrealized appreciation (depreciation)	(37,613,635)

Net Realized and Unrealized Gain
(Loss) On Investments	(51,972,523)

Increase (Decrease) in Net Assets
Resulting From Operations	($51,024,705)

See notes to financial statements.

Core Strategies Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$947,818	$822,864
Net realized gain (loss)	(14,358,888)	13,016,727
Change in unrealized appreciation (depreciation)	(37,613,635)	(8,650,815)

Increase (Decrease) in Net Assets
Resulting From Operations	(51,024,705)	5,188,776

Distributions to shareholders from:
Net investment income	(954,182)	(783,495)
Net realized gain	(3,266,359)	(9,054,675)
Total distributions	(4,220,541)	(9,838,170)

Capital share transactions:
Shares sold	27,401,559	34,338,339
Reinvestment of distributions	4,220,541	9,838,170
Shares redeemed	(10,027,459)	(6,264,004)
Total capital share transactions	21,594,641	37,912,505

Total Increase (Decrease) in Net Assets	(33,650,605)	33,263,111

Net Assets
Beginning of year	114,910,392	81,647,281
End of year (including undistributed net investment income of $105,635 and $103,838, respectively)	$81,259,787	$114,910,392

Capital Share Activity
Shares sold	1,649,762	1,508,101
Reinvestment of distributions	368,606	476,425
Shares redeemed	(604,043)	(278,272)
Total capital share activity	1,414,325	1,706,254

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Core Strategies Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$71,413,584
Level 2 - Other Significant Observable Inputs	2,299,056
Level 3 - Significant Unobservable Inputs	--
Total	$73,712,640

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2009. The contractual expense cap is 0.95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $13,556 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $87,074,924 and $73,013,692, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $107,059,714. Net unrealized depreciation aggregated $33,347,074, of which $1,135,797 related to appreciated securities and $34,482,871 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $9,883,188 and $15,143,729 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2010 and December 2016, respectively. The Portfolio's use of net capital loss carryforwards may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$1,338,935	$818,969
Long term capital gain	2,881,606	9,019,201
Total	$4,220,541	$9,838,170

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$105,635
Undistributed long term capital gain	--
Capital loss carryforward	(25,026,917)
Unrealized appreciation (depreciation)	(33,347,074)
Total	($58,268,356)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and capital loss carryovers subject to limitations under Internal Revenue Code section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to prior year investment in partnerships.

Undistributed net investment income	$8,161
Accumulated net realized gain (loss)	(8,166)
Paid-in capital	5

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$2,155	3.77%	$330,664	January 2008

Tax Information (Unaudited)

Core Strategies Portfolio designates $2,881,606 as capital gain dividends for the calendar year ended December 31, 2008.

For corporate shareholders, Core Strategies Portfolio designates 98.9% of its ordinary dividends paid during the calendar year ended December 31, 2008 as qualifying for the corporate dividends received deduction.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Core Strategies Portfolio	2008	2007	2006
Net asset value, beginning	$20.55	$21.01	$17.80
Income from investment operations
Net investment income (loss)	.14	.16	.14
Net realized and unrealized gain (loss)	(8.45)	1.31	3.72
Total from investment operations	(8.31)	1.47	3.86
Distributions from
Net investment income	(.15)	(.15)	(.14)
Net realized gain	(.49)	(1.78)	(.51)
Total distributions	(.64)	(1.93)	(.65)
Total increase (decrease) in net asset value	(8.95)	(.46)	3.21
Net asset value, ending	$11.60	$20.55	$21.01

Total return*	(40.41%)	6.96%	21.66%
Ratios to average net assets: A
Net investment income (loss)	.94%	.85%	.72%
Total expenses	.94%	.93%	.94%
Expenses before offsets	.94%	.93%	.94%
Net expenses	.92%	.91%	.91%
Portfolio turnover	77%	80%	76%
Net assets, ending (in thousands)	$81,260	$114,910	$81,647

	Years Ended
	December 31,	December 31,
Core Strategies Portfolio	2005	2004
Net asset value, beginning	$16.55	$15.44
Income from investment operations
Net investment income (loss)	.09	.15
Net realized and unrealized gain (loss)	1.34	1.10
Total from investment operations	1.43	1.25
Distributions from
Net investment income	(.09)	(.14)
Net realized gain	(.09)	--
Total distributions	(.18)	(.14)
Total increase (decrease) in net asset value	1.25	1.11
Net asset value, ending	$17.80	$16.55

Total return*	8.66%	8.09%
Ratios to average net assets: A
Net investment income (loss)	.54%	.90%
Total expenses	.97%	.97%
Expenses before offsets	.97%	.96%
Net expenses	.91%	.95%
Portfolio turnover	61%	66%
Net assets, ending (in thousands)	$67,891	$69,072

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*      Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-year period ended June 30, 2008, performed above the median of its peer group for the three-year period ended June 30, 2008, and performed at the median of its peer group for the five-year period ended June 30, 2008. The data also indicated that the Portfolio had underperformed its Lipper index for the one- and five-year periods ended June 30, 2008, and outperformed the Lipper index for the three-year period ended June 30, 2008. The Board took into account management's discussion of the Portfolio's recent performance and management's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were also above the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2008

Ameritas

A UNIFI Company

Calvert
Investments that make a difference

A UNIFI Company

Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting and Availability of Quarterly Portfolio Holdings
21	Basis for Board's Approval of Investment Advisory Contract
24	Director and Officer Information Table

Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Fred Alger Management, Inc.

Fund Performance

For the year ended December 31, 2008, the Portfolio declined 57.48% versus a decline of 44.32% for the Russell MidCap Growth Index.

Midcap Growth Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(57.48%)
Five year	(4.62%)
Since inception (11.1.99)	0.43%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Markets & Investment Climate

Every New Year brings what is perceived as a fresh start. And possibly no year in recent memory will have welcomed a fresh start more than 2009. Eager to shake off the financial, housing, and credit crises that plagued 2008, pundits look toward this year as a time of recovery--it may not come soon, but it will come eventually. Many predict the middle of the year is when we will begin to see some kind of turnaround and an end to the current recession.

First, let's review 2008:

  The World Bank predicts that global growth for 2008 will fall to 2.5% for the year from about 3.5% for 2007 (higher according to some measures and definitely higher in vital markets such as China).
  U.S. inflation fell to 0.09% in December, down from 4.08% in December 2007.
  The Federal Reserve (Fed) cut short-term rates from 4.75% in early January 2008 to a range of 0.25% to 0.00%, and the yield on the 10-year Treasury bond fell from 4.07% at year-end 2007 to 2.21% at year-end 2008---dropping below 3% for the first time ever.
  Holiday sales slowed as expected. According to the National Retail Federation, retail sales were down 2.8% for the November-December holiday period from the same period in 2007.
  The market, as measured by the Standard & Poor's (S&P) 500 Index, bottomed out for the reporting period at a panic-driven 740 points in November but rallied to 903 points on December 31, 2008.
  Finally, energy and raw materials prices shot to unprecedented levels, with oil reaching nearly $150 a barrel before settling down to around $40 toward the end of the year.

Investment Strategy

During the past year, the management of the Portfolio remained unchanged--a research-intensive, bottom-up, fundamental approach focused on discovering the fastest-growing companies undergoing positive dynamic change.

The largest weightings in the Portfolio were in the Information Technology and Health Care sectors. Information Technology was the largest sector overweight relative to the benchmark as well. The largest sector underweight for the period was Consumer Discretionary. Relative outperformance in the Utilities and Telecommunication Services sectors were important contributors to performance. Sectors that detracted from performance included Information Technology, Industrials, and Consumer Discretionary, due to stock selection.

Avon Products, Murphy Oil, Intuitive Surgical, T. Rowe Price Group, and Textron were among the key contributors. Conversely, McDermott International, Satyam Computer Services, Nabors Industries, Apple, and JA Solar Holdings detracted from overall results.

Economic Sectors	% of Total Investments

Consumer Discretionary	14.6%
Consumer Staples	2.4%
Energy	7.3%
Financials	7.7%
Health Care	19.7%
Industrials	10.1%
Information Technology	25.7%
Materials	1.5%
Telecommunications Services	0.5%
U.S. Government Agency Obligations	9.0%
Utilities	1.5%

Total	100%

Outlook

From where we stand today, the hangover from the dramatic events of 2008 continues to linger. As we prepare for fourth-quarter earnings reports, we are not expecting good news. This is primarily because the negative news which began in earnest last summer is still working its way through the economy like a frog through a snake. Later-stage events such as rising unemployment have yet to fully play out, with the possibility that unemployment could rise above 9%. However, the stock market is a discounting machine, and typically recovers six months or so before the economy. Therefore, while we expect weak earnings guidance in the near term, there is a very real chance that year-over-year earnings comparisons will begin to bottom out in the second half of the year. This stabilization in earnings may lead to conditions where stocks go up on bad earning news, thus signaling a potential market bottom.

This year marks our investment firm's 45th year in business. We have weathered many times of frightening uncertainty often coupled with deep bear markets. In each of those periods, Alger investment professionals have remained true, focused, and disciplined in executing upon our investment philosophy and process and in seeking out stock opportunities where others "fold" or "flee." We are confident in our belief that now, as in past bear markets, our discipline will allow us to fully participate in the upside of growth stocks when the markets once again reward high-quality, high-growth companies.

January 2009

As of December 31, 2008, the following companies represented the following percentages of Portfolio net assets: Avon 0%, Murphy Oil 0%, Intuitive Surgical 0%, T. Rowe Price 0%, Textron 0%, McDermott 0%, Satyam Computer 1.37%, Nabors Industries 0.87%, Apple 1.66%, and JA Solar Holdings 0.59%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$502.20	$3.55
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.41	$4.77

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Ameritas Mid-Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Mid-Cap Growth Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Mid-Cap Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Midcap Growth Portfolio
Statement of Net Assets
December 31, 2008
Equity Securities - 91.0%	Shares	Value
Aerospace & Defense - 0.9%
Be Aerospace, Inc.	40,850	$314,137

Beverages - 1.3%
Central European Distribution Corp.*	3,600	70,920
Hauseu Natural Corp..*	11,048	370,439
		441,359

Biotechnology - 7.4%
Alexion Pharmaceuticals, Inc.*	15,250	551,897
Biogen Idec, Inc.*	9,450	450,104
Celgene Corp.*	6,850	378,668
Genzyme Corp.*	3,600	238,932
Metabolix, Inc.*	47,881	609,046
United Therapeutics Corp.*	5,000	312,750
		2,541,397

Capital Markets - 4.9%
AllianceBernstein Holding LP	8,230	171,102
BlackRock, Inc.	3,400	456,110
Invesco Ltd.	40,650	586,986
Lazard Ltd.	15,650	465,431
		1,679,629

Chemicals - 1.6%
Mosaic Co.	6,100	211,060
Praxair, Inc.	5,500	326,480
		537,540

Commercial Services & Supplies - 1.2%
GEO Group, Inc.*	23,300	420,099

Communications Equipment - 1.1%
Juniper Networks, Inc.*	12,950	226,754
Research In Motion Ltd.*	4,153	168,529
		395,283

Computers & Peripherals - 2.2%
Apple, Inc.*	6,700	571,845
NetApp, Inc.*	12,800	178,816
		750,661

Construction & Engineering - 0.5%
Fluor Corp.	3,450	154,802

Distributors - 0.4%
LKQ Corp.*	11,840	138,054

Diversified Consumer Services - 2.0%
Apollo Group, Inc.*	3,400	260,508
Corinthian Colleges, Inc.*	14,900	243,913
ITT Educational Services, Inc.*	1,950	185,211
		689,632

Equity Securities - Cont'd	Shares	Value
Diversified Financial Services - 2.1%
CME Group, Inc.	1,350	$280,948
NYSE Euronext	16,650	455,877
		736,825

Electric Utilities - 0.7%
ITC Holdings Corp.	5,182	226,350

Electrical Equipment - 1.3%
General Cable Technologies Corp.*	14,000	247,660
JA Solar Holdings Co. Ltd. (ADR)*	46,300	202,331
		449,991

Electronic Equipment & Instruments - 0.7%
Mellanox Technologies Ltd.*	30,400	238,944

Energy Equipment & Services - 3.4%
Cameron International Corp.*	7,550	154,775
Nabors Industries Ltd.*	25,000	299,250
Weatherford International Ltd.*	67,450	729,809
		1,183,834

Food & Staples Retailing - 0.6%
Whole Foods Market, Inc.	22,700	214,288

Food Products - 0.5%
ConAgra Foods, Inc.	10,550	174,075

Health Care Equipment & Supplies - 3.9%
Boston Scientific Corp.*	22,100	171,054
Covidien Ltd.	4,700	170,328
Insulet Corp.*	34,750	268,270
Inverness Medical Innovations, Inc.*	17,800	336,598
Masimo Corp.*	2,700	80,541
Varian Medical Systems, Inc.*	8,800	308,352
		1,335,143

Health Care Providers & Services - 1.9%
Aetna, Inc.	16,250	463,125
AMERIGROUP Corp.*	6,100	180,072
		643,197

Hotels, Restaurants & Leisure - 2.8%
Burger King Holdings, Inc.	20,050	478,794
Starbucks Corp.*	51,450	486,717
		965,511

Internet & Catalog Retail - 1.7%
Expedia, Inc.*	56,100	462,264
Shutterfly, Inc.*	15,188	106,164
		568,428

Internet Software & Services - 5.6%
eBay, Inc.*	39,400	550,024
Interwoven, Inc.*	24,450	308,070
NetEase.com (ADR)*	19,191	424,121
Omniture, Inc.*	26,200	278,768
Vignette Corp.*	38,863	365,701
		1,926,684

Equity Securities - Cont'd	Shares	Value
IT Services - 4.4%
Cognizant Technology Solutions Corp.*	57,650	$1,041,159
Satyam Computer Services Ltd. (ADR)	52,950	478,668
		1,519,827

Life Sciences - Tools & Services - 2.2%
Parexel International Corp.*	60,100	583,571
Thermo Fisher Scientific, Inc.*	5,250	178,867
		762,438

Machinery - 5.2%
Deere & Co.	13,600	521,152
ITT Corp.*	14,400	662,256
SPX Corp.	15,100	612,305
		1,795,713

Media - 0.5%
Comcast Corp.	10,350	174,708

Multi-Utilities - 0.8%
Veolia Environnement (ADR)	8,750	277,463

Oil, Gas & Consumable Fuels - 3.5%
Chesapeake Energy Corp.	15,050	243,359
Concho Resources, Inc.*	7,950	181,419
Consol Energy, Inc.	5,050	144,329
Denbury Resources, Inc.*	22,250	242,970
Nexen, Inc.	22,500	395,550
		1,207,627

Pharmaceuticals - 4.4%
Auxilium Pharmaceuticals, Inc.*	12,350	351,234
Mylan, Inc.*	61,250	605,762
Optimer Pharmaceuticals, Inc.*	31,850	385,703
Perrigo Co.	5,150	166,397
		1,509,096

Professional Services - 1.0%
FTI Consulting, Inc.*	8,000	357,440

Semiconductors & Semiconductor Equipment - 4.0%
Altera Corp.	10,100	168,771
Atheros Communications, Inc.*	24,980	357,464
Broadcom Corp.*	10,650	180,730
Intersil Corp.	23,900	219,641
Marvell Technology Group Ltd.*	18,000	120,060
Skyworks Solutions, Inc.*	32,300	178,942
Texas Instruments, Inc.	10,600	164,512
		1,390,120

Software - 7.7%
Activision Blizzard, Inc.*	67,500	583,200
Autodesk, Inc.*	17,800	349,770
Informatica Corp.*	10,800	148,284
Nintendo Co. Ltd. (ADR)	22,865	1,091,804
Taleo Corp.*	31,250	244,688
TIBCO Software, Inc.*	42,250	219,278
		2,637,024

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 5.3%
Aeropostale, Inc.*	20,500	$330,050
Chico's FAS, Inc.*	55,100	230,318
GameStop Corp.*	19,400	420,204
Gap, Inc.	18,450	247,045
J Crew Group, Inc.*	34,250	417,850
Urban Outfitters, Inc.*	10,600	158,788
		1,804,255

Textiles, Apparel & Luxury Goods - 2.1%
Gildan Activewear, Inc.*	20,650	242,844
Iconix Brand Group, Inc.*	47,450	464,061
		706,905

Thrifts & Mortgage Finance - 0.7%
People's United Financial, Inc.	13,500	240,705

Wireless Telecommunication Services - 0.5%
SBA Communications Corp.*	10,219	166,774

Total Equity Securities (Cost $39,391,780)		31,275,958

	Principal
Corporate Bonds - 0.4%	Amount
Transocean, Inc., Series C, 1.50%, 12/15/37	$180,000	138,600

Total Corporate Bonds (Cost $180,000)		138,600

U.S. Government Agencies And Instrumentalities - 9.0%
Fannie Mae Discount Notes, 2/25/09	300,000	299,954
Federal Home Loan Bank Discount Notes:
1/2/09	700,000	700,000
1/7/09	1,400,000	1,399,993
1/21/09	400,000	399,983
3/11/09	300,000	299,942

Total U.S. Government Agencies And Instrumentalities (Cost $3,099,872)		3,099,872

TOTAL INVESTMENTS (Cost $42,671,652) - 100.4%		34,514,430
Other assets and liabilities, net - (0.4%)		(149,941)
Net Assets - 100%		$34,364,489

Net Assets Consist Of:
Paid-in capital applicable to 2,358,742 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$71,701,190
Accumulated net realized gain (loss) on investments		(29,179,497)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		(8,157,204)

Net Assets		$34,364,489

Net Asset Value Per Share		$14.57

*       Non-income producing security

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership

See notes to financial statements.

Midcap Growth Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $3,725)	$345,718
Interest income	47,755
Total investment income	393,473

Expenses:
Investment advisory fee	499,557
Transfer agent fees and expenses	9,367
Accounting fees	9,863
Directors' fees and expenses	8,745
Administrative fees	31,222
Custodian fees	41,767
Reports to shareholders	38,184
Professional fees	26,270
Miscellaneous	3,760
Total expenses	668,735
Reimbursement from Advisor	(79,260)
Fees paid indirectly	(2,496)
Net expenses	586,979

Net Investment Income (Loss)	(193,506)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(28,600,253)

Change in unrealized appreciation (depreciation) on:
Investments	(19,206,469)
Assets and liabilities denominated in foreign currencies	18
(19,206,451)

Net Realized and Unrealized Gain
(Loss)	(47,806,704)

Increase (Decrease) in Net Assets
Resulting From Operations	($48,000,210)

See notes to financial statements.

Midcap Growth Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($193,506)	($223,927)
Net realized gain (loss) on investments	(28,600,253)	18,324,978
Change in unrealized appreciation or (depreciation)	(19,206,451)	5,907,039

Increase (Decrease) in Net Assets
Resulting From Operations	(48,000,210)	24,008,090

Distributions to shareholders from:
Net realized gain	(4,053,730)	(18,071,835)

Capital share transactions:
Shares sold	6,009,865	9,101,080
Shares reinvested	4,053,730	18,071,835
Shares redeemed	(15,527,202)	(14,110,430)
Total capital share transactions	(5,463,607)	13,062,485

Total Increase (Decrease) in Net Assets	(57,517,547)	18,998,740

Net Assets
Beginning of year	91,882,036	72,883,296
End of year	$34,364,489	$91,882,036

Capital Share Activity
Shares sold	237,290	208,674
Shares reinvested	284,472	460,781
Shares redeemed	(520,767)	(338,263)
Total capital share activity	995	331,192

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas MidCap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Portfolio may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$31,275,958
Level 2 - Other Significant Observable Inputs	3,238,472
Level 3 - Significant Unobservable Inputs	--
Total	$34,514,430

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the Portfolio's average daily net assets. Under the terms of the agreement, $21,919 was payable at year end. In addition, $4,797 was payable at year end for operating expenses paid by the Advisor during December 2008.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2009. The contractual expense cap is .94%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $1,370 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $6,770 for the year ended December 31, 2008. Under the terms of the agreement, $203 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $214,514,375 and $220,759,975.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $48,871,764. Net unrealized depreciation aggregated $14,357,334 of which $733,286 related to appreciated securities and $15,090,620 related to depreciated securities.

Net realized capital loss carryforward of $22,979,385 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$3,652,454	$14,045,872
Long term capital gain	401,276	4,025,963
Total	$4,053,730	$18,071,835

As of December 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($22,979,385)
Unrealized appreciation (depreciation)	(14,357,334)
Total	($37,336,719)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses, real estate investment trusts, and partnerships.

Undistributed net investment income	$193,506
Accumulated net realized gain (loss)	55,877
Paid-in capital	(249,383)

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$14,936	3.36%	$1,992,778	September 2008

Tax Information (Unaudited)

MidCap Growth Portfolio designates $401,276 as capital gain dividends for the calendar year ended December 31, 2008.

For corporate shareholders, MidCap Growth Portfolio designates 1.6% of its ordinary dividends paid during the calendar year ended December 31, 2008 as qualifying for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
MidCap Growth Portfolio	2008	2007	2006
Net asset value, beginning	$38.97	$35.96	$37.00
Income from investment operations
Net investment income (loss)	(.08)	(.10)	(.14)
Net realized and unrealized gain (loss)	(22.37)	12.63	3.58
Total from investment operations	(22.45)	12.53	3.44
Distributions from
Net realized gain	(1.95)	(9.52)	(4.48)
Total distributions	(1.95)	(9.52)	(4.48)
Total increase (decrease) in net asset value	(24.40)	3.01	(1.04)
Net asset value, ending	$14.57	$38.97	$35.96

Total return*	(57.48%)	34.68%	9.25%
Ratios to average net assets: A
Net investment income (loss)	(.31%)	(.28%)	(.38%)
Total expenses	1.07%	1.02%	1.03%
Expenses before offsets	.94%	.95%	.95%
Net expenses	.94%	.94%	.94%
Portfolio turnover	351%	227%	295%
Net assets, ending (in thousands)	$34,364	$91,882	$72,883

	Years Ended
	December 31,	December 31,
MidCap Growth Portfolio	2005	2004
Net asset value, beginning	$35.71	$31.49
Income from investment operations
Net investment income (loss)	(.10)	(.22)
Net realized and unrealized gain (loss)	4.14	4.44
Total from investment operations	4.04	4.22
Distributions from
Net realized gain	(2.75)	--
Total distributions	(2.75)	--
Total increase (decrease) in net asset value	1.29	4.22
Net asset value, ending	$37.00	$35.71

Total return*	11.27%	13.40%
Ratios to average net assets: A
Net investment income (loss)	(.29%)	(.65%)
Total expenses	1.06%	1.06%
Expenses before offsets	.95%	.94%
Net expenses	.94%	.94%
Portfolio turnover	225%	230%
Net assets, ending (in thousands)	$76,216	$75,868

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2008, and performed above the median of its peer group for the same periods. The Board took into account management's discussion of the Portfolio's recent performance. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were also above the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Midcap Value Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2008

Ameritas

A UNIFI Company

Calvert
Investments that make a difference

A UNIFI Company

Ameritas Midcap Value Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting and Availability of Quarterly Portfolio Holdings
21	Basis for Board's Approval of Investment Advisory Contract
24	Director and Officer Information Table

Ameritas Midcap Value Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by RiverSource Investments, LLC

Performance

The Ameritas Mid Cap Value Portfolio was down 44.13% for the 12-month period ended December 31, 2008, underperforming the Russell Midcap Value Index, which returned -38.44%.

CVS Ameritas Midcap Value Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(44.13%)
Five year	(5.08%)
Since inception (1.2.01)	0.22%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective April 2007.

Market Environment

Last year was dominated by skyrocketing oil and gasoline prices, the after-shocks of the mortgage market collapse, ongoing deterioration of the housing market, and concerns about whether the U.S. economy was in a recession. Unprecedented intervention by the government saved several financial institutions, while others collapsed. Stock valuations fell to levels not seen since the Great Depression. Investor sentiment shifted from hope for a market recovery to heightened concern over extreme levels of volatility to near panic by the end of the year. Investors sought safe havens for investments--defensive areas such as Consumer Staples, Utilities, and Health Care. Overall, mid-cap equities slightly trailed their large-cap counterparts during the 12-month period.

Against this challenging backdrop, the Portfolio's sector allocation was the primary detractor from performance. The Portfolio's overweight Energy sector hurt results as this was one of the worst-performing sectors in the Russell Midcap Value Index. In addition, we were underweight in two of the best-performing sectors, Utilities and Consumer Staples. Stock selection in the Industrials sector also contributed to the Portfolio's underperformance for the period.

The Portfolio benefited from positive stock selection in the Consumer Discretionary sector, specifically Family Dollar Stores, which rose sharply during the period. Early in the year, we purchased a basket of several retail holdings, including Kohl's, Nordstrom, JCPenney, Bed Bath and Beyond, and Macy's. We sold the majority of the basket during the third quarter for a profit. Finally, positive stock selection in the Information Technology sector helped results, in particular McAfee and EDS.

Toward the end of the period, we increased the allocation to the Financials sector--specifically financial services holdings--because we felt valuations were attractive. We also added a basket of regional banks to the Portfolio because we felt banks were trading at favorable discounts. We reduced the Portfolio's tobacco holding in Lorillard and eliminated Ford Motor after the government's involvement in the auto industry changed our long-term view.

Economic Sectors	% of Total Investments

Consumer Discretionary	12.6%
Consumer Staples	2.9%
Energy	9.9%
Financials	25.6%
Health Care	4.8%
Industrials	18.4%
Information Technology	8.9%
Materials	6.3%
Telecommunication Services	3.0%
Utilities	7.6%

Total	100%

Outlook

In our view, economic activity will continue to contract through 2009. However, volatility should lessen from the extremes seen in 2008. As it does, and the aggressive government intervention in the economy begins to take effect, we believe equity markets will begin an eventual recovery that will run into 2010. With risk aversion at a generational high and valuations at lows not seen for decades, we believe equities have become very compelling. Within the Portfolio, we have de-emphasized areas that are defensive in nature in favor of sectors and industries that have typically benefited from market recoveries.

January 2009

As of December 31, 2008, the following companies represented the following percentages of Portfolio net assets: Family Dollar Stores 1.93%, Kohl's 0%, Nordstrom 0%, JCPenney 0%, Bed Bath and Beyond 0.55%, Macy's 0.65%, McAfee 1.16%, EDS 0%, Lorillard 2.77%, and Ford 0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$622.50	$4.80
Hypothetical (5% return per year before expenses)	$1,000.00	$1019.22	$5.98

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Ameritas Midcap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of the Ameritas Midcap Value Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Midcap Value Portfolio as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Midcap Value Portfolio
Schedule of Investments
December 31, 2008
Equity Securities - 97.8%	Shares	Value
Aerospace & Defense - 1.0%
Goodrich Corp.	7,197	$266,433

Airlines - 2.9%
AMR Corp.*	14,535	155,088
Continental Airlines, Inc., Class B*	6,644	119,991
Delta Air Lines, Inc.*	24,749	283,623
UAL Corp.	5,396	59,464
US Airways Group, Inc.*	14,683	113,500
		731,666

Auto Components - 0.1%
ArvinMeritor, Inc.	5,076	14,467

Capital Markets - 0.9%
Invesco Ltd.	15,865	229,091

Chemicals - 4.2%
Eastman Chemical Co.	11,759	372,878
Lubrizol Corp.	7,887	287,008
PPG Industries, Inc.	9,213	390,907
		1,050,793

Commercial Banks - 2.0%
Cullen/Frost Bankers, Inc.	2,057	104,249
Huntington Bancshares, Inc.	14,343	109,867
KeyCorp	13,201	112,473
M&T Bank Corp.	1,545	88,698
Regions Financial Corp.	12,030	95,759
		511,046

Commercial Services & Supplies - 1.1%
Ritchie Bros. Auctioneers, Inc.	13,452	288,142

Construction & Engineering - 2.1%
Chicago Bridge & Iron Co. NV	7,544	75,817
Fluor Corp.	2,846	127,700
Foster Wheeler Ltd.*	4,025	94,105
Insituform Technologies, Inc.*	1,769	34,832
Jacobs Engineering Group, Inc.*	2,533	121,837
KBR, Inc.	4,971	75,559
		529,850

Distributors - 0.4%
Genuine Parts Co.	3,004	113,731

Diversified Financial Services - 1.1%
CIT Group, Inc.	59,336	269,385

Diversified Telecommunication Services - 3.0%
CenturyTel, Inc.	5,041	137,770
Embarq Corp.	4,828	173,615
Qwest Communications International, Inc.	77,734	282,952
Windstream Corp.	17,241	158,617
		752,954

Equity Securities - Cont'd	Shares	Value
Electric Utilities - 2.7%
Allegheny Energy, Inc.	8,293	$280,801
Pepco Holdings, Inc.	15,956	283,378
Pinnacle West Capital Corp.	3,330	106,993
		671,172

Electrical Equipment - 2.9%
A.O. Smith Corp.	4,664	137,681
Cooper Industries Ltd.	15,989	467,359
Rockwell Automation, Inc.	3,760	121,222
		726,262

Electronic Equipment & Instruments - 1.7%
Agilent Technologies, Inc.*	16,737	261,599
Celestica, Inc.*	37,247	171,709
		433,308

Energy Equipment & Services - 2.7%
BJ Services Co.	23,598	275,389
Cameron International Corp.*	9,476	194,258
Weatherford International Ltd.*	19,237	208,144
		677,791

Food Products - 0.0%
Reddy Ice Holdings, Inc.	6,302	9,075

Gas Utilities - 1.4%
Equitable Resources, Inc.	3,916	131,382
Questar Corp.	6,656	217,584
		348,966

Health Care Equipment & Supplies - 0.4%
Hospira, Inc.*	3,778	101,326

Health Care Providers & Services - 1.4%
Humana, Inc.*	7,267	270,914
McKesson Corp.	2,403	93,068
		363,982

Hotels, Restaurants & Leisure - 1.3%
Royal Caribbean Cruises Ltd.	23,121	317,914

Household Durables - 3.9%
Centex Corp.	4,745	50,487
D.R. Horton, Inc.	12,685	89,683
KB Home	4,625	62,992
Mohawk Industries, Inc.*	2,947	126,632
Pulte Homes, Inc.	6,074	66,389
Stanley Works	11,416	389,286
Whirlpool Corp.	4,709	194,717
		980,186

Industrial Conglomerates - 0.2%
McDermott International, Inc.*	5,775	57,057

Insurance - 16.4%
AON Corp.	10,460	477,813
Arch Capital Group Ltd.*	1,939	135,924
Assurant, Inc.	9,834	295,020
AXIS Capital Holdings Ltd.	16,718	486,828
Everest Re Group Ltd.	10,730	816,982
Lincoln National Corp.	16,811	316,719
Marsh & McLennan Co.'s, Inc.	10,448	253,573

Equity Securities - Cont'd	Shares	Value
Insurance - Cont'd
PartnerRe Ltd.	12,170	$867,356
Willis Group Holdings Ltd.	11,038	274,626
XL Capital Ltd.	58,059	214,818
		4,139,659

Leisure Equipment & Products - 0.7%
Hasbro, Inc.	6,308	184,004

Life Sciences - Tools & Services - 0.6%
Covance, Inc.*	3,058	140,760

Machinery - 5.9%
AGCO Corp.*	4,776	112,666
Cummins, Inc.	4,440	118,681
Eaton Corp.	11,096	551,582
Ingersoll-Rand Co. Ltd.	15,690	272,223
Manitowoc Co., Inc.	16,051	139,001
Parker Hannifin Corp.	4,462	189,813
Terex Corp.*	6,594	114,208
		1,498,174

Media - 1.4%
National CineMedia, Inc.	13,100	132,834
Regal Entertainment Group	22,038	225,008
		357,842

Metals & Mining - 2.0%
Freeport-McMoRan Copper & Gold, Inc.	6,316	154,363
Nucor Corp.	6,125	282,975
United States Steel Corp.	2,093	77,860
		515,198

Multiline Retail - 2.6%
Family Dollar Stores, Inc.	18,581	484,407
Macy's, Inc.	17,549	181,632
		666,039

Multi-Utilities - 3.4%
DTE Energy Co.	4,791	170,895
Sempra Energy	9,142	389,723
Wisconsin Energy Corp.	7,055	296,169
		856,787

Oil, Gas & Consumable Fuels - 7.0%
Chesapeake Energy Corp.	7,532	121,793
El Paso Corp.	27,398	214,527
Enbridge, Inc.	14,549	472,406
Newfield Exploration Co.*	11,123	219,679
Pioneer Natural Resources Co.	9,307	150,587
Southwestern Energy Co.*	9,799	283,877
Sunoco, Inc.	3,120	135,595
Ultra Petroleum Corp.*	5,247	181,074
		1,779,538

Pharmaceuticals - 2.3%
King Pharmaceuticals, Inc.*	11,243	119,401
Mylan, Inc.*	47,345	468,242
		587,643

Real Estate Investment Trusts - 4.1%
AvalonBay Communities, Inc.	3,551	215,120
Boston Properties, Inc.	1,894	104,170
Equity Residential	9,839	293,399

Equity Securities - Cont'd	Shares	Value
Real Estate Investment Trusts - Cont'd
General Growth Properties, Inc.	26,630	$34,353
Rayonier, Inc.	8,363	262,180
Ventas, Inc.	3,646	122,396
		1,031,618

Real Estate Management & Development - 0.6%
St. Joe Co.*	6,231	151,538

Road & Rail - 1.8%
CSX Corp.	7,405	240,440
Kansas City Southern*	11,297	215,208
		455,648

Semiconductors & Semiconductor Equipment - 4.0%
ASML Holding NV	7,630	137,874
Lam Research Corp.*	9,153	194,776
LSI Corp.*	51,447	169,261
Maxim Integrated Products, Inc.	18,208	207,935
Microchip Technology, Inc.	12,138	237,055
Micron Technology, Inc.*	25,156	66,412
		1,013,313

Software - 3.0%
Adobe Systems, Inc.*	5,783	123,120
Autodesk, Inc.*	7,042	138,375
BMC Software, Inc.*	7,154	192,514
McAfee, Inc.*	8,543	295,332
		749,341

Specialty Retail - 0.7%
Bed Bath & Beyond, Inc.*	6,946	176,567

Textiles, Apparel & Luxury Goods - 1.2%
VF Corp.	5,510	301,783

Tobacco - 2.7%
Lorillard, Inc.	12,335	695,077

Total Equity Securities (Cost $38,066,777)		24,745,126

TOTAL INVESTMENTS (Cost $38,066,777) - 97.8%		24,745,126
Other assets and liabilities, net - 2.2%		548,161
Net Assets - 100%		$25,293,287

*Non-income producing security.

See notes to financial statements.

Midcap Value Portfolio
Statement of Assets and Liabilities
December 31, 2008
Assets
Investments in securities, at value (Cost $38,066,777) - see accompanying schedule	$24,745,126
Cash	764,339
Receivable for securities sold	1,752,520
Receivable for shares sold	7,088
Interest and dividends receivable	56,429
Other assets	602
Total assets	27,326,104

Liabilities
Payable for securities purchased	1,969,594
Payable to Calvert Asset Management Company, Inc.	26,006
Payable to Calvert Administrative Services Company, Inc.	1,017
Payable to Calvert Shareholder Services, Inc.	140
Accrued expenses and other liabilities	36,060
Total liabilities	2,032,817
Net Assets	$25,293,287

Net Assets Consist of:
Paid-in capital applicable to 2,553,064 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$47,409,737
Undistributed net investment income	77,965
Accumulated net realized gain (loss) on investments	(8,872,764)
Net unrealized appreciation (depreciation) on investments	(13,321,651)

Net Assets	$25,293,287

Net Asset Value per Share	$9.91

See notes to financial statements.

Midcap Value Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $4,677)	$873,346
Interest income	9,970
Total investment income	883,316

Expenses:
Investment advisory fee	418,017
Transfer agent fees and expenses	6,817
Accounting fees	7,320
Directors' fees and expenses	6,394
Administrative fees	22,718
Custodian fees	38,829
Reports to shareholders	28,066
Professional fees	23,027
Miscellaneous	2,802
Total expenses	553,990
Fees waived	(45,437)
Fees paid indirectly	(7,818)
Net expenses	500,735

Net Investment Income	382,581

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(8,828,262)
Foreign currency transactions	8
(8,828,254)

Change in unrealized appreciation (depreciation) on:
Investments	(12,439,692)

Net Realized and Unrealized Gain
(Loss)	(21,267,946)

Increase (Decrease) in Net Assets
Resulting From Operations	($20,885,365)

See notes to financial statements.

Midcap Value Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$382,581	$281,359
Net realized gain (loss) on investments	(8,828,254)	11,393,651
Change in unrealized appreciation (depreciation)	(12,439,692)	(8,434,240)

Increase (Decrease) in Net Assets
Resulting From Operations	(20,885,365)	3,240,770

Distributions to shareholders from:
Net investment income	(281,574)	(227,274)
Net realized gain	(2,496,544)	(11,861,019)
Total distributions	(2,778,118)	(12,088,293)

Capital share transactions:
Shares sold	6,438,717	8,597,938
Reinvestment of distributions	2,778,118	12,088,293
Shares redeemed	(23,704,522)	(9,834,031)
Total capital share transactions	(14,487,687)	10,852,200

Total Increase (Decrease) in Net Assets	(38,151,170)	2,004,677

Net Assets
Beginning of year	63,444,457	61,439,780
End of year (including undistributed net investment income of $77,965 and $69,619, respectively)	$25,293,287	$63,444,457

Capital Share Activity
Shares sold	401,456	354,673
Reinvestment of distributions	286,109	602,607
Shares redeemed	(1,310,476)	(396,332)
Total capital share activity	(622,911)	560,948

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas MidCap Value (formerly Focused MidCap Value) Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$24,745,126
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$24,745,126

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.92% of the Portfolio's average daily net assets. For the year ended December 31, 2008, the Advisor waived $45,437 of its fee.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $4,787 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $24,413,665 and $40,604,891, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $38,884,895. Net unrealized depreciation aggregated $14,139,769, of which $294,339 related to appreciated securities and $14,434,108 related to depreciated securities.

Net realized capital loss carryforward of $8,054,646 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$1,340,899	$4,013,083
Long term capital gain	1,437,219	8,075,210
Total	$2,778,118	$12,088,293

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$77,965
Undistributed long term capital gain	--
Capital loss carryforward	(8,054,646)
Unrealized appreciation (depreciation)	(14,139,769)
Total	($22,116,450)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and real estate investment trusts.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are foreign currency transactions, recharacterization of distributions, and real estate investment trusts.

Undistributed net investment income	($92,661)
Accumulated net realized gain (loss)	92,661

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$9,718	2.80%	$1,039,865	August 2008

Tax Information (Unaudited)

MidCap Value Portfolio designates $1,437,219 as capital gain dividends for the calendar year ended December 31, 2008.

For corporate shareholders, MidCap Value Portfolio designates 30.2% of its ordinary dividends paid during the calendar year ended December 31, 2008 as qualifying for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Midcap Value Portfolio	2008	2007	2006
Net asset value, beginning	$19.98	$23.49	$22.15
Income from investment operations
Net investment income	.17	.10	.02
Net realized and unrealized gain (loss)	(9.01)	1.10	3.00
Total from investment operations	(8.84)	1.20	3.02
Distributions from:
Net investment income	(.13)	(.09)	(.02)
Net realized gain	(1.10)	(4.62)	(1.66)
Total distributions	(1.23)	(4.71)	(1.68)
Total increase (decrease) in net asset value	(10.07)	(3.51)	1.34
Net asset value, ending	$9.91	$19.98	$23.49

Total return*	(44.13%)	5.04%	13.59%
Ratios to average net assets: A
Net investment income	.84%	.44%	.08%
Total expenses	1.22%	1.14%	1.15%
Expenses before offsets	1.12%	1.07%	1.15%
Net expenses	1.10%	1.04%	1.11%
Portfolio turnover	54%	123%	56%
Net assets, ending (in thousands)	$25,293	$63,444	$61,440

	Years Ended
	December 31,	December 31,
Midcap Value Portfolio	2005	2004
Net asset value, beginning	$21.53	$19.78
Income from investment operations
Net investment income	.03	.07
Net realized and unrealized gain (loss)	1.22	1.76
Total from investment operations	1.25	1.83
Distributions from:
Net investment income	(.03)	(.08)
Net realized gain	(.60)	--
Total distributions	(.63)	(.08)
Total increase (decrease) in net asset value	.62	1.75
Net asset value, ending	$22.15	$21.53

Total return*	5.80%	9.23%
Ratios to average net assets: A
Net investment income	.15%	.38%
Total expenses	1.20%	1.22%
Expenses before offsets	1.20%	1.22%
Net expenses	1.15%	1.21%
Portfolio turnover	29%	29%
Net assets, ending (in thousands)	$47,655	$36,184

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*      Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had outperformed its Lipper index and was above the median of its peer group for the one-, three- and five-year periods ended June 30, 2008. The Board took into account the steps management has taken in an attempt to improve the Portfolio's performance, including the replacement of the Portfolio's subadvisor in 2007. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee while the Subadvisor managed the Portfolio and maintained the current subadvisory fee. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor agreed to voluntarily waive a portion of its advisory fee and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor and took into account the fact that the Subadvisor had recently commenced managing the Portfolio in May 2007.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2008

Ameritas

A UNIFI Company

Calvert
Investments that make a difference

A UNIFI Company

Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Basis for Board's Approval of Investment Advisory Contract
20	Director and Officer Information Table

Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Asset Management Company, Inc.

Investment Performance

For the 12 months ended December 31, 2008, Ameritas Money Market Portfolio returned 3.01% versus 2.23% for the Lipper VA Money Market Funds Average.

Calvert has decided to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (see sidebar). Calvert sees very little immediate risk to the $1.00 net asset value of its money market portfolios. However, the Fund's Directors/Trustees believe that the modest cost of participation is more than justified by the reassurance it gives to Calvert's shareholders.

Investment Climate

Last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers.

But the events of the second half of 2008 changed the financial landscape forever. Major U.S. investment banks became extinct in a matter of days as former financial behemoths were sold, rescued by the federal government, converted into bank holding companies, or failed. The collapse of Lehman Brothers in particular led one large non-Calvert money market fund to "break the buck" (its share price fell below one dollar).

Throughout the year, the Federal Reserve (Fed) intervened to thaw frozen money markets and combat the liquidity crunch--greatly expanding its leading programs and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. But despite all efforts, the economy sank into a recession and policymakers remain concerned about the risk of prolonged recession and deflation in 2009.

In October, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. In November, the Fed committed to buying at least $600 billion of bad mortgage-backed debt from two government-sponsored mortgage agencies.

Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%1 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 1.1% annualized pace2 and the economy is expected to post flat growth for all of 2008.3

Portfolio Strategy

Throughout the year, the Portfolio continued to implement its core strategy of holding variable-rate demand notes, which pay coupons that reset quickly in changing interest-rate environments. Against the backdrop of the credit crisis, we also focused on reducing exposure to securities guaranteed by the monoline bond insurance companies by purchasing securities with letters of credit from banks and U.S. government agencies. In addition, we added more escrowed and pre-refunded municipal securities (which are backed by various U.S. government securities)--particularly in the six- to 12-month maturity range--in an effort to ladder the maturity of the portfolio and take advantage of high yields before they fell due to any expected or actual interest-rate cuts. (A ladder is created by purchasing securities of different maturities that will mature at regular intervals.) In fact, the Fed cut its target federal funds rate seven times during the year, moving the rate from 4.25% to 0.25%.

Overall, our goal remains unchanged--to maintain a highly liquid portfolio by seeking to manage it conservatively with regard to average maturity, credit quality, liquidity, and diversification.

CVS Ameritas Money Market Portfolio

Average Annual Total Return
(year ended 12.31.08)
One year	3.01%
Five year	3.40%
Since inception (10.29.99)	3.36%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Total return assumes reinvestment of dividends. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Past performance does not indicate future results.
7-Day Simple/Effective Yield	As of 12.31.08
Money Market Portfolio	1.95%/1.97%

Investment Allocation	% of Total Investments

Taxable Municipal Obligations	0.7%
Taxable Variable Rate Demand Notes	72.6%
U.S. Government Agencies and
Instrumentalities	26.7%
Total	100%

Outlook

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

We expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected.

January 2009

1. Source for all interest rates: Federal Reserve

2. Source: Bureau of Labor Statistics consumer price index (CPI-U) for November 2008

3. Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters

Shareholders in Ameritas Money Market Portfolio (Fund) should consider the Fund's participation in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (Program). Coverage under the Program extends only to shareholders invested in the Fund as of the close of business on September 19, 2008 for the lesser of the number of Fund shares then owned by the shareholder or the number of shares currently owned. Accordingly, if a shareholder's investment in the Fund is reduced below the number of shares owned as of the close of business on September 19, 2008, that shareholder may lose the benefit of some or all of the Program's guarantee even if the redemption proceeds are invested in another money market fund (including any other Calvert money market fund). Amounts reinvested in the Fund following any such reduction will be guaranteed up to the number of Fund shares owned by the shareholder as of September 19, 2008 unless the shareholder closed the account before reinvesting. Shareholders should note, however, that, unless the Program is extended by the Treasury, it will expire on April 30, 2009.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$1,014.90	$1.82
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.33	$1.83

* Expenses are equal to the Fund's annualized expense ratio of 0.36%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Ameritas Money Market Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Money Market Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Money Market Portfolio as of December 31, 2008 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Money Market Portfolio
Statement of Net Assets
December 31, 2008
	Principal
Taxable Municipal Obligations - 0.7%	Amount	Value
Washington State GO, 4.15%, 7/1/09	$1,000,000	$1,005,569

Total Taxable Municipal Obligations (Cost $1,005,569)		1,005,569

Taxable Variable Rate Demand Notes* - 71.0%
Alabama State IDA Revenue, 2.47%, 5/1/10, LOC: Regions Bank (r)	100,000	100,000
Albany New York IDA Civic Facilities Revenue:
3.10%, 5/1/27, LOC: Bank of America (r)	965,000	965,000
3.75%, 5/1/27, LOC: Bank of America (r)	515,000	515,000
3.50%, 5/1/35, LOC: RBS Citizens (r)	2,300,000	2,300,000
Chatham Centre LLC, 3.25%, 4/1/22, LOC: Bank of North Georgia (r)	955,000	955,000
CIDC-Hudson House LLC New York Revenue, 4.90%, 12/1/34, LOC:
Hudson River Bank & Trust, C/LOC: FHLB (r)	330,000	330,000
District of Columbia Revenue, 1.32%, 4/1/38, LOC: PNC Bank (r)	1,600,000	1,600,000
Eliason Donald R & FD I LLC, 1.69%, 10/1/44, LOC: Marshall & Ilsley Bank (r)	1,700,000	1,700,000
Erie County New York IDA Revenue, 4.00%, 4/1/32, LOC: HSBC USA, Inc. (r)	1,640,000	1,640,000
Florida State Housing Finance Corp. MFH Revenue, 3.50%, 10/15/32, LOC: Fannie Mae (r)	375,000	375,000
Four Fishers LLC, 3.19%, 4/1/24, LOC: Bank of America (r)	2,800,000	2,800,000
Franklin County Pennsylvania IDA Revenue, 2.01%, 10/1/10, LOC: M&T Trust Co. (r)	680,000	680,000
Fuller Road Management Corp. New York Revenue, 4.00%, 7/1/37, LOC: Key Bank (r)	5,000,000	5,000,000
Hillcrest Baptist Church, 2.05%, 12/1/20, LOC: Wachovia Bank (r)	3,035,000	3,035,000
Holland Board of Public Works Home Building Co., 1.80%, 11/1/22, LOC: Wells Fargo Bank (r)	1,045,000	1,045,000
Hopkinsville Kentucky Industrial Building LO Revenue, 2.55%, 8/1/24, LOC: Comerica Bank (r)	1,545,000	1,545,000
Illinois State Development Finance Authority Revenue, 1.25%, 7/1/10, LOC: Bank of America (r)	200,000	200,000
Iowa State Finance Authority IDA Revenue, 1.47%, 11/1/17, LOC: Societe Generale (r)	2,930,000	2,930,000
Jack Leasing LLC, 2.01%, 9/23/29, LOC: M&T Trust Co. (r)	3,155,000	3,155,000
Jacksonville Florida Economic Development Community Healthcare Facilities Revenue,
3.75%, 9/1/17, LOC: Fifth Third Bank (r)	2,765,000	2,765,000
Macon-Bibb County Georgia IDA Revenue, 3.25%, 7/1/25, LOC: GE Capital Corp. (r)	2,000,000	2,000,000
Massachusetts State Development Finance Agency Revenue, 1.25%, 9/1/16, LOC: TD Banknorth (r)	4,620,000	4,620,000
Michigan State Municipal Authority Revenue, 3.75%, 11/1/37, LOC: Fifth Third Bank (r)	1,000,000	1,000,000
Middletown New York IDA Revenue, 4.90%, 6/1/15, LOC: Provident Bank, C/LOC: FHLB (r)	1,155,000	1,155,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 1.25%, 8/1/20,
LOC: Marshall & Ilsley Bank (r)	280,000	280,000
Mississippi Business Finance Corp. IDA Revenue, 2.25%, 8/1/24, LOC: Regions Bank (r)	630,000	630,000
MOB Management One LLC, 1.30%, 12/1/26, LOC: Columbus Bank & Trust (r)	895,000	895,000
Ness Family Partners LP, 2.00%, 9/1/34, LOC: BNP Paribas (r)	3,930,000	3,930,000
New Britain Connecticut GO Revenue, 2.44%, 2/1/26, LOC: Bank of America (r)	2,215,000	2,215,000
New York City New York Housing Development Corp. MFH Revenue:
1.75%, 6/15/34, LOC: Fannie Mae (r)	100,000	100,000
1.75%, 11/15/37, LOC: Fannie Mae (r)	5,300,000	5,300,000
New York State GO, 4.50%, 3/15/10, LOC: Dexia Credit Local (r)	1,000,000	1,000,000
New York State Housing Finance Agency Revenue:
1.75%, 5/15/33, LOC: Fannie Mae (r)	5,500,000	5,500,000
4.25%, 5/1/42, LOC: Wachovia Bank (r)	1,000,000	1,000,000
New York State MMC Corp. Revenue, 4.90%, 11/1/35, LOC: JPMorgan Chase Bank (r)	1,985,000	1,985,000
Ogden City Utah Redevelopment Agency Revenue, 2.17%, 1/1/31,
LOC: Bank of New York Mellon (r)	1,770,000	1,770,000
Osprey Management Co. LLC, 1.64%, 6/1/27, LOC: Wells Fargo Bank (r)	900,000	900,000
Park Street Properties I LLC, 1.69%, 11/1/34, LOC: U.S. Bank (r)	1,895,000	1,895,000
Peoploungers, Inc., 1.25%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	135,000	135,000
Rathbone LLC, 2.75%, 1/1/38, LOC: Comerica Bank (r)	610,000	610,000
Rex Lumber LLC, 0.98%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,260,000	1,260,000
Rhode Island Student Loan Authority Revenue, 0.95%, 6/1/48, LOC: State Street Bank (r)	4,000,000	4,000,000
Roman Catholic Church of the Diocese of Houma-Thibodaux, 2.47%, 12/1/37,
LOC: Allied Irish Bank (r)	1,000,000	1,000,000

	Principal
Taxable Variable Rate Demand Notes* - Cont'd	Amount	Value
San Bernardino County California COPs, 1.25%, 3/1/17, LOC: Bank of America (r)	$1,000,000	$1,000,000
Savannah Georgia Economic Development Authority Revenue, 1.80%, 3/1/18,
LOC: SunTrust Bank (r)	855,000	855,000
Sea Island Co., 1.27%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,055,000	1,055,000
Shawnee Kansas Private Activity Revenue, 4.90%, 12/1/12, LOC: JPMorgan Chase Bank (r)	660,000	660,000
Sprenger Enterprises, Inc., 2.47%, 10/1/35, LOC: JPMorgan Chase Bank (r)	740,000	740,000
St. Paul Minnesota Port Authority Revenue, 3.00%, 6/1/11, LOC: U.S. Bank (r)	200,000	200,000
Traylor Nursing Home, Inc., 1.97%, 8/1/29, LOC: FHLB (r)	3,865,000	3,865,000
Tuscaloosa County Alabama Port Authority Revenue, 2.75%, 5/1/32,
LOC: Columbus Bank & Trust (r)	3,000,000	3,000,000
Tyler Enterprises LLC, 0.98%, 10/3/22, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	3,605,000	3,605,000
Union Springs Wastewater Treatment Plant LLC, 1.93%, 7/1/37, LOC: Regions Bank (r)	2,000,000	2,000,000
Wilkes-Barre Pennsylvania GO, 1.57%, 11/1/25, LOC: PNC Bank (r)	2,655,000	2,655,000
Wisconsin State Health & Educational Facilities Authority Revenue, 1.05%, 11/1/23,
LOC: U.S. Bank (r)	1,575,000	1,575,000
Zehnder's of Frankenmuth, Inc., 1.69%, 11/1/44, LOC: Citizens Bank, C/LOC: FHLB (r)	5,315,000	5,315,000

Total Taxable Variable Rate Demand Notes (Cost $103,340,000)		103,340,000

U.S. Government Agencies And Instrumentalities - 26.1%
Fannie Mae Discount Notes, 12/10/09	1,000,000	992,854
Farmer Mac:
2.30%, 4/1/09	250,000	250,000
2.50%, 4/1/09	500,000	500,000
Federal Farm Credit Bank, 0.861%, 11/24/10 (r)	1,000,000	999,435
Federal Home Loan Bank:
2.875%, 1/30/09	500,000	500,000
2.80%, 2/6/09	500,000	500,000
2.17%, 2/11/09 (r)	3,000,000	3,000,046
2.116%, 2/18/09 (r)	1,000,000	1,000,098
2.83%, 3/3/09	1,000,000	1,000,000
2.85%, 3/4/09	1,000,000	1,000,000
2.50%, 4/7/09	250,000	250,000
4.154%, 4/7/09 (r)	1,000,000	999,570
2.52%, 4/21/09	500,000	500,000
0.391%, 4/24/09 (r)	2,000,000	2,000,000
2.625%, 4/30/09	500,000	500,000
6.30%, 6/3/09	500,000	507,661
3.125%, 6/18/09	500,000	500,081
3.125%, 7/14/09	250,000	250,042
1.73%, 8/10/09 (r)	1,000,000	1,000,000
0.438%, 8/21/09 (r)	1,000,000	1,000,000
1.826%, 9/4/09 (r)	1,000,000	1,000,000
0.824%, 9/18/09 (r)	1,000,000	997,848
2.80%, 9/24/09	1,000,000	999,964
4.11%, 10/5/09 (r)	500,000	499,741
4.449%, 10/13/09 (r)	1,000,000	1,000,331
3.10%, 10/14/09	250,000	250,000
3.50%, 10/14/09	250,000	250,000
3.50%, 10/20/09	500,000	500,000
5.00%, 12/11/09	1,000,000	1,037,112
2.204%, 2/19/10 (r)	2,240,000	2,236,274
1.356%, 3/26/10 (r)	440,000	438,718
Federal Home Loan Bank Discount Notes:
5/5/09	1,000,000	989,667
8/21/09	1,500,000	1,473,352
9/3/09	500,000	490,302
9/30/09	100,000	98,376
11/17/09	500,000	490,222

	Principal
U.S. Government Agencies And Instrumentalities - Cont'd	Amount	Value
Freddie Mac:
2.60%, 3/17/09	$500,000	$500,000
2.40%, 4/7/09	250,000	250,000
2.60%, 5/20/09	500,000	500,000
3.15%, 7/21/09	250,000	250,000
3.15%, 7/28/09	1,000,000	1,000,030
0.488%, 9/21/09 (r)	500,000	499,863
4.75%, 11/3/09	1,000,000	1,018,117
1.90%, 12/16/09	2,000,000	2,000,000
Freddie Mac Discount Notes:
11/9/09	1,000,000	983,533
12/7/09	1,000,000	991,500

Total U.S. Government Agencies And Instrumentalities (Cost $37,994,737)		37,994,737

TOTAL INVESTMENTS (Cost $142,340,306) - 97.8%		142,340,306
Other assets and liabilities, net - 2.2%		3,159,959
Net Assets - 100%		$145,500,265

Net Assets Consist Of:
Paid-in capital applicable to 145,514,381 shares of common stock outstanding; $0.01 par value, 2,000,000,000 shares authorized		$145,469,963
Undistributed net investment income		2,346
Accumulated net realized gain (loss) on investments		27,956

Net Assets		$145,500,265

Net Asset Value Per Share		$1.00

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

*     Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:	LLC: Limited Liability Corporation
C/LOC: Confirming Letter of Credit	COPs: Certificates of Participation	LO: Limited Obligation
LOC: Letter of Credit	FHLB: Federal Home Loan Bank	LP: Limited Partnership
	GO: General Obligation	MFH: Multi-Family Housing
IDA: Industrial Development Authority

See notes to financial statements.

Money Market Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Interest income	$4,142,966

Expenses:
Investment advisory fee	248,908
Transfer agency fees and expenses	18,669
Accounting fees	20,112
Directors' fees and expenses	20,491
Administrative fees	62,227
Insurance	18,208
Custodian fees	20,868
Reports to shareholders	16,475
Professional fees	35,314
Miscellaneous	4,650
Total expenses	465,922
Reimbursement from Advisor	(9,141)
Fees paid indirectly	(8,747)
Net expenses	448,034

Net Investment Income	3,694,932

Realized Gain (Loss) on Investments
Net realized gain (loss)	28,908

Net Realized Gain (loss) on Investments	28,908

Increase (Decrease) in Net Assets
Resulting From Operations	$3,723,840

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$3,694,932	$4,556,951
Net realized gain (loss) on investments	28,908	(952)

Increase (Decrease) in Net Assets
Resulting From Operations	3,723,840	4,555,999

Distributions to shareholders from:
Net investment income	(3,692,021)	(4,557,516)

Capital share transactions:
Shares sold	140,496,614	103,509,627
Reinvestment of distributions	3,698,772	4,576,918
Shares redeemed	(98,732,171)	(90,777,785)
Total capital share transactions	45,463,215	17,308,760

Total Increase (Decrease) in Net Assets	45,495,034	17,307,243

Net Assets
Beginning of year	100,005,231	82,697,988
End of year (including undistributed net investment income of $2,346 and distributions in excess of net investment income of $565, respectively)	$145,500,265	$100,005,231

Capital Share Activity
Shares sold	140,496,614	103,509,627
Reinvestment of distributions	3,698,773	4,576,918
Shares redeemed	(98,732,171)	(90,777,785)
Total capital share activity	45,463,216	17,308,760

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	--
Level 2 - Other Significant Observable Inputs	$142,340,306
Level 3 - Significant Unobservable Inputs	--
Total	$142,340,306

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of captial or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Money Market Insurance: The Fund had obtained private insurance that partially protected it against default of principal or interest payments on the instruments it held. U.S. government securities held by the Portfolio were excluded from this coverage. This policy expired on September 24, 2008.

Treasury's Guarantee Plan For Money Market Funds: The Fund has elected to participate in the U.S. Department of the Treasury's Guarantee Program for Money Market Funds (the "Program"). The Program was made available on September 29, 2008 and protects shareholders of record on September 19, 2008 from losses if the Fund is unable to maintain a $1.00 net asset value. Covered shareholders will receive $1.00 per share upon liquidation of the Fund, subject to adjustment and the overall amount available to all money market funds participating in the Program. The Fund will bear the expense of its participation in the Program. For the initial three months of the Program, the participation fee was 0.01% of the Fund's net assets as of September 19, 2008 (accordingly, the Fund's gross expenses will increase by this amount). Given that asset levels may vary, the yield impact of these fees may vary over time. The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department through April 30, 2009. For the extension of the Program (through April 30, 2009), the Fund made an extension payment of 0.015% of the Fund's net assets as of September 19, 2008.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $25,234 was payable at year end. In addition, $32,604 was payable at year end for operating expenses paid by the Advisor during December 2008.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2009. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $6,309 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolios. For its service, CSSI received a fee of $15,825 for the year ended December 31, 2008. Under the terms of the agreement, $1,705 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

The cost of investments owned at December 31, 2008 for federal income tax purposes was $142,340,306.

The tax character of dividends and distributions during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions from:
Ordinary income	$3,692,021	$4,557,516
Total	$3,692,021	$4,557,516

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$30,302
Total	30,302

The Portfolio may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2008, such purchase and sale transactions were $150,110,000 and $159,114,000, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008 borrowing information by the Portfolio under the Agreement was as follows:

WEIGHTED AVERAGE DAILY BALANCE	AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$154,600	2.20%	$6,911,120	March 2008

Financial Highlights

			Years Ended
		December 31,	December 31,	December 31,
Money Market Portfolio		2008	2007	2006
Net asset value, at beginning		$1.00	$1.00	$1.00
Income from investment operations
Net investment income		.030	.049	.047
Total investment operations		.030	.049	.047
Distributions from
Net investment income		(.030)	(.049)	(.047)
Total increase (decrease) in net asset value		--	--	--
Net asset value, ending		$1.00	$1.00	$1.00

Total return*		3.01%	5.05%	4.80%
Ratios to average net assets:A
Net investment income		2.97%	4.94%	4.70%
Total expenses		.37%	.38%	.38%
Expenses before offsets		.37%	.37%	.37%
Net expenses		.36%	.36%	.36%
Net assets, ending (in thousands)		$145,500	$100,005	$82,698

		Years Ended
		December 31,	December 31,
Money Market Portfolio		2005	2004
Net asset value, at beginning		$1.00	$1.00
Income from investment operations
Net investment income	.	.030	.012
Total investment operation		.030	.012
Distributions from
Net investment income		(.030)	(.012)
Total increase (decrease) in net asset value		--	--
Net asset value, ending		$1.00	$1.00

Total return*		3.00%	1.17%
Ratios to average net assets:A
Net investment income		2.98%	1.13%
Total expenses		.41%	.37%
Expenses before offsets		.37%	.37%
Net expenses		.36%	.36%
Net assets, ending (in thousands)		$82,110	$76,609

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or by visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had outperformed its Lipper index and was above the median of its peer group for the one-, three- and five-year periods ended June 30, 2008. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were also below the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's growth and size on its performance and fees. Although the Portfolio's advisory fee did not have breakpoints that reduced the fee rate on assets above specified levels, the Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2008

Ameritas

A UNIFI Company

Calvert
Investments that make a difference

A UNIFI Company

Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
16	Financial Highlights
17	Explanation of Financial Tables
18	Proxy Voting and Availability of Quarterly Portfolio Holdings
19	Basis for Board's Approval of Investment Advisory Contract
22	Director and Officer Information Table

Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by Eagle Asset Management, Inc.

Market Commentary

The Ameritas Small Capitalization Growth Portfolio returned -37.00% for the 12 months ended December 31, 2008. The Russell 2000 Growth Index finished down 38.54% for the year. The market continued to favor value over growth, with the Russell 2000 Value Index finishing down 28.92% for the year. Consumer Staples was the leading sector in the Russell 2000 Growth Index, despite being down 18.23%, while Materials (down 51.04%) led the laggards.

CVS Ameritas Small Capitalization Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(37.00%)
Five year	(2.26%)
Since inception (11.1.99)	(6.46%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective January 2005.

Portfolio Review

The Portfolio outperformed the benchmark Russell 2000 Growth Index in 2008. The average small-cap growth fund was down more than 42% for the year, with fewer than 18% of funds in this category beating the benchmark, according to Merrill Lynch research. The Portfolio's Information Technology and Consumer Discretionary sector holdings outperformed due to strong stock selection--including Quality Systems, EMS Technologies, and Eagle Test Systems. However, Financials, Energy, and Industrials lagged the Index. We sold risk-management consultant FCStone after it reported disappointing earnings. OYO Geospace fell after anticipated contracts were delayed, but we believe it will rebound with the launch of the company's new wireless data-acquisition system. Polypore International declined after losing a major contract, and we sold the stock.

Our strongest performers for the year were Thoratec, Quality Systems, and EMS Technologies. Thoratec received U.S. Food and Drug Administration approval for expanded use of its artificial heart in April, and it continues to exceed earnings expectations as of this writing. Quality Systems, which markets information-processing systems to medical and dental group practices, received a boost due to President Barack Obama's support for investment in health care technology to help decrease health care costs. Satellite and wireless products provider EMS Technologies beat earnings expectations and reiterated its full-year earnings guidance, which is notable given current economic headwinds.

Another global health care technology provider, Eclipsys, was a laggard for the Portfolio. The global economic slowdown led to concerns about decreased capital expenditures by hospitals--the company's primary customers--and caused the stock to sell off dramatically. But we believe it will rebound since health care technology is a cornerstone of Obama's health care reform plan. Also, a majority of the company's revenues are recurring and highly visible and we believe the company will continue to meet or exceed guidance.

New additions included First Commonwealth Financial and Herbalife. First Commonwealth is a full-service bank in Pennsylvania with low exposure to problem assets, limited exposure to the housing bubble, and fresh capital from a recently completed stock offering. Herbalife is a multi-level marketing firm focused on health and weight loss where the business opportunity to distributors is as strong a driver as the products themselves. We think the company's cost-saving restructuring efforts should help drive additional value.

Outlook

Equity markets continue to face headwinds from news of declining economic conditions, which could continue to pressure equity markets. We believe we are entering 2009 on steadier ground with a near-zero target interest rate, the distribution of bailout money, a new president with a focus on economic stabilization, and ongoing efforts by governments worldwide to dampen the financial crisis. We expect this recession to be deeper and last longer than average, but we are already more than a year into it.

The era of health care reform is at hand, in our view. What form health care reform will take we can only guess. However, the U.S. must get health care costs under control or risk having health care expenditures crowd out other necessary investments to remain competitive. Therefore, we are focused on companies that will benefit from government investments in health care technology (e.g. Eclipsys) and those with cost-effective medical technologies for large unmet medical needs (e.g. Thoratec).

We expect energy demand to remain anemic in the near future but supplies should begin to tighten over the next 12 months after a dramatic cutback in capital spending. If the economy begins to recover in the second half of 2009, commodity prices could snap back. In the current environment, we believe exploration-and-production companies will outperform oil services, and that oil prices will recover before natural gas--given aggressive production cuts by OPEC.

Economic Sectors	% of Total Investments

Consumer Discretionary	16.5%
Consumer Staples	1.0%
Energy	6.3%
Financials	4.2%
Health Care	27.1%
Industrials	14.6%
Information Technology	24.3%
Materials	6.0%

Total	100%

At some point, financial-services stocks should start reaping the benefits of the U.S. government's measures. Unfortunately, we are likely to see some more asset write-downs in fourth-quarter earnings. We are still concerned that industry fundamentals in this sector are not yet showing signs of recovery, but we continue to look for those rare niches where revenue and earnings growth remain possible, such as pawn-shop operator Cash America.

While consumer spending continued to deteriorate at year-end, we are beginning to see some encouraging signs, with sharply lower gas prices, the lowest conforming mortgage rates in decades, and the potential for improved consumer confidence as an incoming president with high approval ratings takes office. Within the Consumer Discretionary sector, we continue to favor companies with strong competitive positions and balance sheets. The near-term fundamental outlook for the Information Technology sector is negative, as data points continue to suggest a worsening global demand climate for both consumers and businesses.

Historically, markets tend to recover six to nine months before the economy, so equity markets could begin improving early in the year. Therefore, we plan to remain defensive in the near term, investing in less economically sensitive companies, and gradually increase our exposure to cyclicals when we have conviction that the environment is actually stabilizing. Currently, we like companies with exposure to the government, health care, and education channels; companies with a large portion of recurring revenue; and companies that provide cost-cutting products. For example, Compellent provides cheap storage systems, serving a market where data is growing exponentially, independent of the economy.

January 2009

As of December 31, 2008, the following companies represented the following percentages of Portfolio net assets: Quality Systems 3.23%, EMS Technologies 3.52%, Eagle Test Systems 0%, FCStone 0%, OYO Geospace 1.34%, Polypore International 0%, Thoratec 4.85%, Eclipsys 3.61%, First Commonwealth Financial 0.97%, Herbalife 0.79%, Cash America 1.91%, and Compellent 2.13%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$671.60	$4.20
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.11	$5.08

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Ameritas Small Capitalization Portfolio:

We have audited the accompanying statement of net assets of the Ameritas Small Capitalization Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Small Capitalization Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Small Capitalization Portfolio
Statement of Net Assets
December 31, 2008
Equity Securities - 98.3%	Shares	Value
Biotechnology - 4.0%
BioMarin Pharmaceutical, Inc.*	14,940	$265,932
Cubist Pharmaceuticals, Inc.*	16,460	397,674
Myriad Genetics, Inc.*	3,575	236,879
Onyx Pharmaceuticals, Inc.*	3,650	124,684
		1,025,169

Building Products - 0.9%
Ameron International Corp.	3,839	241,550

Capital Markets - 1.2%
Investment Technology Group, Inc.*	13,710	311,491

Chemicals - 4.6%
Huntsman Corp.	95,145	327,299
Intrepid Potash, Inc.*	20,230	420,177
Quaker Chemical Corp.	11,260	185,227
Terra Industries, Inc.	14,865	247,800
		1,180,503

Commercial Banks - 1.0%
First Commonwealth Financial Corp.	20,225	250,385

Commercial Services & Supplies - 8.5%
Corrections Corp. of America*	25,554	418,063
GEO Group, Inc.*	27,465	495,194
Monster Worldwide, Inc.*	21,220	256,550
School Specialty, Inc.*	15,225	291,102
Waste Connections, Inc.*	22,770	718,849
		2,179,758

Communications Equipment - 3.6%
EMS Technologies, Inc.*	35,725	924,206

Computers & Peripherals - 3.3%
Compellent Technologies, Inc.*	57,470	559,183
Netezza Corp.*	42,790	284,126
		843,309

Construction & Engineering - 2.3%
Northwest Pipe Co.*	14,010	596,966

Construction Materials - 1.3%
Texas Industries, Inc.	9,570	330,165

Consumer Finance - 1.9%
Cash America International, Inc.	18,140	496,129

Diversified Consumer Services - 1.5%
American Public Education, Inc.*	7,625	283,574
K12, Inc.*	4,695	89,534
		373,108

Electronic Equipment & Instruments - 3.6%
Coherent, Inc.*	28,730	616,546
Dolby Laboratories, Inc.*	9,180	300,737
		917,283

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 4.4%
Core Laboratories NV	3,870	$231,658
Lufkin Industries, Inc.	15,890	548,205
OYO Geospace Corp.*	19,874	347,199
		1,127,062

Health Care Equipment & Supplies - 10.6%
American Medical Systems Holdings, Inc.*	58,900	529,511
Cutera, Inc.*	36,270	321,715
Hansen Medical, Inc.*	8,350	60,287
ResMed, Inc.*	7,060	264,609
SurModics, Inc.*	11,295	285,424
Thoratec Corp.*	38,665	1,256,226
		2,717,772

Health Care Providers & Services - 5.4%
Amedisys, Inc.*	6,870	284,006
Centene Corp.*	29,615	583,712
Lincare Holdings, Inc.*	14,820	399,103
MWI Veterinary Supply, Inc.*	4,135	111,479
		1,378,300

Health Care Technology - 4.4%
Eclipsys Corp.*	65,895	935,050
Vital Images, Inc.*	14,465	201,208
		1,136,258

Hotels, Restaurants & Leisure - 7.4%
Bally Technologies, Inc.*	29,375	705,881
BJ's Restaurants, Inc.*	28,395	305,814
Red Robin Gourmet Burgers, Inc.*	4,095	68,919
Shuffle Master, Inc.*	66,650	330,584
WMS Industries, Inc.*	17,930	482,317
		1,893,515

Household Durables - 2.0%
Universal Electronics, Inc.*	32,201	522,300

Internet & Catalog Retail - 0.1%
US Auto Parts Network, Inc.*	19,595	27,237

Internet Software & Services - 0.4%
Internet Capital Group, Inc.*	19,035	103,741

IT Services - 0.9%
Lender Processing Services, Inc.	7,835	230,741

Life Sciences - Tools & Services - 2.2%
ICON plc (ADR)*	28,589	562,917

Media - 2.7%
Entravision Communications Corp.*	53,015	82,703
John Wiley & Sons, Inc.	10,505	373,768
Lions Gate Entertainment Corp.*	44,210	243,155
		699,626

Oil, Gas & Consumable Fuels - 1.8%
Denbury Resources, Inc.*	17,965	196,178
McMoRan Exploration Co.*	17,805	174,489
Petroleum Development Corp.*	4,140	99,650
		470,317

Equity Securities - Cont'd	Shares	Value
Personal Products - 1.0%
Herbalife Ltd.	12,250	$265,580

Professional Services - 2.6%
FTI Consulting, Inc.*	14,760	659,477

Semiconductors & Semiconductor Equipment - 1.0%
Advanced Energy Industries, Inc.*	24,395	242,730

Software - 11.2%
ANSYS, Inc.*	24,050	670,754
FactSet Research Systems, Inc.	10,840	479,562
Macrovision Solutions Corp.*	27,140	343,321
Quality Systems, Inc.	18,980	827,908
TIBCO Software, Inc.*	104,555	542,640
		2,864,185

Specialty Retail - 2.5%
Genesco, Inc.*	37,745	638,645

Total Equity Securities (Cost $30,132,114)		25,210,425

TOTAL INVESTMENTS (Cost $30,132,114) - 98.3%		25,210,425
Other assets and liabilities, net - 1.7%		447,563
Net Assets - 100%		$25,657,988

Net Assets Consist of:
Paid-in capital applicable to 1,088,114 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$63,427,485
Accumulated net realized gain (loss) on investments		(32,847,808)
Net unrealized appreciation (depreciation) on investments		(4,921,689)

Net Assets		$25,657,988

Net Asset Value Per Share		$23.58

Abbreviations:
ADR: American Depositary Receipt

*     Non-income producing security.

See notes to financial statements.

Small Capitalization Portfolio
Statement of Operations
December 31, 2008
Net Investment Income
Investment Income:
Dividend income	$204,814
Interest income	23,343
Total investment income	228,157

Expenses:
Investment advisory fee	305,097
Transfer agent fees and expenses	5,385
Accounting fees	5,770
Directors' fees and expenses	5,229
Administrative fees	17,947
Custodian fees	16,300
Reports to shareholders	32,400
Professional fees	23,468
Miscellaneous	2,150
Total expenses	413,746
Reimbursement from Advisor	(53,100)
Fees paid indirectly	(1,708)
Net expenses	358,938

Net Investment Income (Loss)	(130,781)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(3,044,231)
Change in unrealized appreciation (depreciation)	(12,120,829)

Net Realized and Unrealized Gain
(Loss) on Investments	(15,165,060)

Increase (Decrease) in Net Assets
Resulting From Operations	($15,295,841)

See notes to financial statements.

Small Capitalization Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($130,781)	($290,837)
Net realized gain (loss) on investments	(3,044,231)	4,957,966
Change in unrealized appreciation (depreciation)	(12,120,829)	(124,899)

Increase (Decrease) in Net Assets
Resulting From Operations	(15,295,841)	4,542,230

Capital share transactions:
Shares sold	4,028,965	4,022,787
Shares redeemed	(6,256,511)	(4,575,154)
Total capital share transactions	(2,227,546)	(552,367)

Total Increase (Decrease) in Net Assets	(17,523,387)	3,989,863

Net Assets
Beginning of year	43,181,375	39,191,512
End of year	$25,657,988	$43,181,375

Capital Share Activity
Shares sold	127,287	107,990
Shares redeemed	(192,784)	(125,122)
Total capital share activity	(65,497)	(17,132)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Capitalization Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$25,210,425
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$25,210,425

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio's average daily net assets. Under the terms of the agreement, $17,409 was payable at year end. In addition, $3,893 was payable at year end for operating expenses paid by the Advisor during December 2008.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2009. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets. Under the terms of the agreement, $1,030 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,832 for the year ended December 31, 2008. Under the terms of the agreement, $104 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $23,072,996 and $24,351,637, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $30,215,723. Net unrealized depreciation aggregated $5,005,298, of which $2,006,369 related to appreciated securities and $7,011,667 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $17,467,530, $11,902,668, $361,070 and $3,032,931 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2009, December 2010, December 2013 and December 2016, respectively.

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($32,764,199)
Unrealized appreciation (depreciation)	(5,005,298)
Total	($37,769,497)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses.

Undistributed net investment income	$130,781
Paid in capital	(130,781)

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$1,131	3.63%	$139,713	April 2008

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2008	2007	2006
Net asset value, beginning	$37.43	$33.48	$27.77
Income from investment operations
Net investment income (loss)	(.12)	(.25)	(.27)
Net realized and unrealized gain (loss)	(13.73)	4.20	5.98
Total from investment operations	(13.85)	3.95	5.71
Total increase (decrease) in net asset value	(13.85)	3.95	5.71
Net asset value, ending	$23.58	$37.43	$33.48

Total return*	(37.00%)	11.80%	20.56%
Ratios to average net assets: A
Net investment income (loss)	(.36%)	(.69%)	(.83%)
Total expenses	1.15%	1.10%	1.17%
Expenses before offsets	1.00%	1.02%	1.05%
Net expenses	1.00%	1.00%	1.00%
Portfolio turnover	66%	60%	67%
Net assets, ending (in thousands)	$25,658	$43,181	$39,192

	Years Ended
	December 31,	December 31,
Small Capitalization Portfolio	2005	2004
Net asset value, beginning	$27.06	$26.44
Income from investment operations
Net investment income (loss)	(.20)	(.24)
Net realized and unrealized gain (loss)	.91	.86
Total from investment operations	.71	.62
Total increase (decrease) in net asset value	.71	.62
Net asset value, ending	$27.77	$27.06

Total return*	2.62%	2.34%
Ratios to average net assets: A
Net investment income (loss)	(.71%)	(.90%)
Total expenses	1.22%	1.29%
Expenses before offsets	1.08%	1.04%
Net expenses	1.00%	1.00%
Portfolio turnover	49%	349%
Net assets, ending (in thousands)	$35,509	$39,880

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*      Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio outperformed its Lipper index and was above the median of its peer group for the one- and three-year periods ended June 30, 2008. The Portfolio underperformed its Lipper index and performed below the median of its peer group for the five-year period ended June 30, 2008. The Board took into account management's discussion of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.


Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2008

Ameritas

A UNIFI Company

Calvert
Investments that make a difference

A UNIFI Company

Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2008

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
10	Statement Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting and Availability of Quarterly Portfolio Holdings
20	Basis for Board's Approval of Investment Advisory Contract
23	Director and Officer Information Table

Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.
Managed by OFI Institutional Asset Management

For the one-year period ended December 31, 2008, the Ameritas Small Company Equity Portfolio returned -30.05%, which was 3.74 percentage points ahead of the Russell 2000 Index's return of -33.79%. Our good relative performance for 2008 was driven by stock selection.

Market Overview

Last year began like so many others, ripe with hope and change and a steadfast belief that our economy and financial markets were in good shape. The serenity was quickly spoiled, however--within weeks unemployment neared 5%, oil topped $100 per barrel, and large financial firms were being forced to write down incredible losses stemming from the subprime mortgage crisis. Equity investors started selling, and the Federal Reserve Bank (Fed) started cutting interest rates. Some U.S. retailers sought bankruptcy protection, the U.S. dollar fell, and the government began taking steps to stimulate the economy. But the really big news came in mid-March with the near-collapse of Bear Stearns. At that point, it became obvious the country's problems were big and many unconventional solutions would be necessary.

CVS Ameritas Small Company Equity Portfolio*
Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.08)
One year	(30.05%)
Five year	(2.79%)
Since inception (1.2.01)	4.74%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

As we headed into the second quarter, worrisome news continued. Sales slowed, credit tightened, and commodity prices rose--shrinking corporate profit margins. Consumer confidence weakened despite the Fed's interest rate cuts, and the conversation shifted to how high the price of a gallon of gas could rise. Our world seemed to be suspended on a precipice and neither direction was appealing.

The rise of commodity prices halted in the third quarter (Hallelujah!). But the relief was short-lived, as concerns grew about the mortgage industry and declining home values. The markets continued to shed value, as investors showed little confidence in either the financial or industrial might of America. And maybe they were correct, as September saw Lehman Brothers file for bankruptcy, Merrill Lynch sold, AIG put on life support, and the concept of investment banks cease to exist.

As we cringed, cried, and crawled toward the fourth quarter, the market found its nadir for 2008. But all was not lost. Commodities continued their tumble, Washington stepped up plans to improve the rapidly declining economic environment, and interest rates were cut to near zero. More than a trillion dollars was pledged to pump up the economy, and banks gained much needed capital. Nonetheless, mall shoppers only responded to big discounts and business itself seemed to go on an extended holiday.

As the lights dimmed on 2008, our economy was shrinking, unemployment rose, and retirement accounts were down as much as 30-40%. Years ago, Queen Elizabeth spoke of her annus horribilis. For the U.S., last year may become known not as Great Depression II, but as calamitas economicus.

Performance

Our relative outperformance for 2008 was driven by stock selection across all sectors except for Information Technology and Industrials, and was particularly strong in Health Care and Consumer Staples. Information Technology companies suffered from weakness in their end markets as the global recession unfolded. For example, a sharp decline in diesel fuel prices and reduction in trucking activity challenged Wright Express (-64.5%).1 Nu Horizons Electronics (-74.7%), a global distributor of microelectronic components, was negatively impacted by the rapid decline in worldwide demand for semiconductor components.

Some of the best-performing relative names highlight our ability to find good companies with good stocks. The top two were AECOM (7.6%) and Sciele Pharma (51.4%). AECOM is an architectural and engineering design company serving the public and private sector. For example, AECOM will aid a government entity in the design and construction of a major transportation hub. Sciele Pharma benefited from its acquisition by Japan's Shionogi & Co., resulting in a nice return for the Portfolio.

Providence Service (-83.8%) and Berry Petroleum (-82.8%) were among the largest detractors. Providence Service provides social services on a contract basis for various state agencies. Earnings growth has slowed given concerns over state budgets and the allocation of these resources, so we have exited the position. On the other hand, we have held on to--and added to--our holdings in Berry Petroleum. Berry is a low-cost producer of heavy oils in California. Over the past several years, the company has used its excess returns to diversify its asset base into other natural gas- and oil-rich fields.

Economic Sectors	% of Total Investments

Consumer Discretionary	12.4%
Consumer Staples	2.9%
Energy	5.0%
Financials	19.9%
Health Care	24.2%
Industrials	28.2%
Information Technology	7.4%

Total	100%

Outlook

Equity indexes, already struggling in 2008, pulled back dramatically in the fourth quarter. The Russell 2000 Index posted a -20.8% return in October--the second-worst one-month decline in the 30-year history of the Index. Many domestic and global challenges lay ahead in the new year that make it difficult, if not impossible, to forecast the direction equity markets will take.

So, as we attempt to forecast the economy for 2009, and the Russell 2000 Index in particular, we are struck by the range of scenarios that could unfold. Economic outcome predictions range from the downright ugly (10+% unemployment, a shrinking gross domestic product (GDP), and a feeble dollar), to the mildly threatening (8-9% unemployment, flat GDP, and a relatively weak dollar), to improving (shrinking unemployment by year-end, recovering GDP, and a dollar strong on purchasing-power parity). Translated to the Russell 2000, we could see the Index fall further and stay there, experience ongoing volatility around a mid-point, or even end the year higher.

Our best guess right now is that the Index will more than likely trade around some mid-point, awaiting positive economic feedback, before rising on the effects of a hefty stimulus package. We should note that the Russell 2000 Index ended the year on an up note, gaining nearly 30% over the final six weeks of 2008.2 We are hopeful this will prove to be the start of a new bull market. Therefore, we remain relatively more positive than we have been in a while about opportunities to acquire shares of higher-quality companies with sustainable competitive advantage and capital appreciation. The lows we are seeing could, in the long run, prove the bargain of a lifetime.

January 2009

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

2. From November 20, 2008 through December 31, 2008.

As of December 31, 2008, the following companies represented the following percentages of Portfolio net assets: Bear Stearns 0%, Lehman Brothers 0%, Merrill Lynch 0%, AIG 0%, Wright Express 1.18%, Nu Horizons Electronics 0%, AECOM 2.26%, Sciele Pharma 0%, Shionogi & Co. 0%, Providence Service 0%, and Berry Petroleum 1.09%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$769.60	$5.92
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.45	$6.75

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Ameritas Small Company Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of the Ameritas Small Company Equity Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritas Small Company Equity Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Small Company Equity Portfolio
Schedule of Investments
December 31, 2008

Equity Securities - 91.8%	Shares	Value
Aerospace & Defense - 7.3%
Curtiss-Wright Corp.	4,800	$160,272
Hexcel Corp.*	20,700	152,973
Teledyne Technologies, Inc.*	5,100	227,205
Triumph Group, Inc.	4,500	191,070
		731,520

Auto Components - 0.9%
Gentex Corp.	10,300	90,949

Capital Markets - 3.6%
Evercore Partners, Inc.	18,800	234,812
Penson Worldwide, Inc.*	16,300	124,206
		359,018

Commercial Banks - 8.3%
City Holding Co.	2,800	97,384
Financial Institutions, Inc.	10,400	149,240
First Horizon National Corp.	10,082	106,565
Pacific Capital Bancorp	8,100	136,728
Pacific Continental Corp.	6,500	97,305
Tompkins Financial Corp.	1,800	104,310
Webster Financial Corp.	9,700	133,666
		825,198

Commercial Services & Supplies - 2.4%
Multi-Color Corp.	15,000	237,300

Communications Equipment - 1.4%
Emulex Corp.*	19,600	136,808

Construction & Engineering - 3.9%
AECOM Technology Corp.*	7,400	227,402
Northwest Pipe Co.*	3,800	161,918
		389,320

Consumer Finance - 2.6%
Nelnet, Inc.	17,900	256,507

Diversified Consumer Services - 2.5%
Matthews International Corp.	6,800	249,424

Diversified Financial Services - 1.0%
CIT Group, Inc.	21,100	95,794

Electrical Equipment - 3.5%
Baldor Electric Co.	6,400	114,240
Brady Corp.	5,800	138,910
II-VI, Inc.*	5,000	95,450
		348,600

Electronic Equipment & Instruments - 3.2%
Checkpoint Systems, Inc.*	13,800	135,792
Coherent, Inc.*	8,500	182,410
		318,202

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 3.4%
Cal Dive International, Inc.*	28,700	$186,837
Unit Corp.*	5,900	157,648
		344,485

Health Care Equipment & Supplies - 4.3%
Hill-Rom Holdings, Inc.	5,000	82,300
STERIS Corp.	5,000	119,450
West Pharmaceutical Services, Inc.	5,900	222,843
		424,593

Health Care Providers & Services - 11.8%
AmSurg Corp.*	9,700	226,398
Bio-Reference Laboratories, Inc.*	10,700	280,661
Patterson Co's, Inc.*	7,300	136,875
PSS World Medical, Inc.*	16,600	312,412
U.S. Physical Therapy, Inc.*	16,600	221,278
		1,177,624

Hotels, Restaurants & Leisure - 1.3%
Ambassadors Group, Inc.	13,800	126,960

Industrial Conglomerates - 3.4%
Teleflex, Inc.	6,800	340,680

IT Services - 2.2%
Online Resources Corp.*	21,500	101,910
Wright Express Corp.*	9,400	118,440
		220,350

Life Sciences - Tools & Services - 1.3%
Charles River Laboratories International, Inc.*	4,900	128,380

Machinery - 2.5%
Actuant Corp.	6,700	127,434
CIRCOR International, Inc.	4,300	118,250
		245,684

Media - 2.4%
Cinemark Holdings, Inc.	13,100	97,333
Interactive Data Corp.	5,800	143,028
		240,361

Oil, Gas & Consumable Fuels - 1.1%
Berry Petroleum Co.	14,500	109,620

Personal Products - 2.7%
Chattem, Inc.*	3,700	264,661

Pharmaceuticals - 1.4%
Questcor Pharmaceuticals, Inc.*	14,800	137,788

Professional Services - 1.7%
FTI Consulting, Inc.*	3,900	174,252

Road & Rail - 3.2%
Knight Transportation, Inc.	9,837	158,573
Old Dominion Freight Line, Inc.*	3,700	105,302
Vitran Corp., Inc.*	8,400	52,080
		315,955

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 2.6%
Citi Trends, Inc.*	10,400	$153,088
Tractor Supply Co.*	3,000	108,420
		261,508

Textiles, Apparel & Luxury Goods - 1.7%
Skechers U.S.A., Inc.*	13,100	167,942

Thrifts & Mortgage Finance - 2.8%
Astoria Financial Corp.	5,900	97,232
Provident Financial Services, Inc.	12,200	186,660
		283,892

Trading Companies & Distributors - 1.4%
Kaman Corp.	7,600	137,788

Total Equity Securities (Cost $12,103,899)		9,141,163

TOTAL INVESTMENTS (Cost $12,103,899) - 91.8%		9,141,163
Other assets and liabilities, net - 8.2%		818,339
Net Assets - 100%		$9,959,502

*     Non-income producing security.

See notes to financial statements.

Small Company Equity Portfolio
Statement of Assets and Liabilities
December 31, 2008
Assets
Investments in securities, at value (Cost $12,103,899) - see accompanying schedule	$9,141,163
Cash	914,401
Receivable for securities sold	7,673
Interest and dividends receivable	3,192
Other assets	231
Total assets	10,066,660

Liabilities
Payable for securities purchased	54,820
Payable for shares redeemed	18,134
Payable to Calvert Asset Management Company, Inc.	12,914
Payable to Calvert Administrative Services Company, Inc.	400
Accrued expenses and other liabilities	20,890
Total liabilities	107,158
Net Assets	$9,959,502

Net Assets Consist of:
Paid-in capital applicable to 801,795 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$14,132,270
Accumulated net realized gain (loss) on investments	(1,210,032)
Net unrealized appreciation (depreciation) on investments	(2,962,736)

Net Assets	$9,959,502

Net Asset Value per Share	$12.42

See notes to financial statements.

Small Company Equity Portfolio
Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Interest income	$13,117
Dividend income	123,893
Total investment income	137,010

Expenses:
Investment advisory fee	158,217
Transfer agent fees and expenses	2,249
Accounting fees	2,259
Directors' fees and expenses	1,933
Administrative fees	7,063
Custodian fees	12,339
Reports to shareholders	8,993
Professional fees	20,715
Miscellaneous	922
Total expenses	214,690
Reimbursement from Advisor	(19,519)
Fees paid indirectly	(7,288)
Net expenses	187,883

Net Investment Income (Loss)	(50,873)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(1,193,588)
Change in unrealized appreciation (depreciation)	(3,448,455)

Net Realized and Unrealized Gain
(Loss) on Investments	(4,642,043)

Increase (Decrease) in Net Assets
Resulting From Operations	($4,692,916)

See notes to financial statements.

Small Company Equity Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($50,873)	($13,889)
Net realized gain (loss) on investments	(1,193,588)	2,835,230
Change in unrealized appreciation (depreciation)	(3,448,455)	(2,366,223)

Increase (Decrease) in Net Assets
Resulting From Operations	(4,692,916)	455,118

Distributions to shareholders from:
Net realized gain	(581,310)	(3,275,161)

Capital share transactions:
Shares sold	756,541	1,098,300
Reinvestment of distributions	581,310	3,275,162
Shares redeemed	(4,337,292)	(6,157,594)
Total capital share transactions	(2,999,441)	(1,784,132)

Total Increase (Decrease) in Net Assets	(8,273,667)	(4,604,175)

Net Assets
Beginning of year	18,233,169	22,837,344
End of year	$9,959,502	$18,233,169

Capital Share Activity
Shares sold	44,553	46,047
Reinvestment of distributions	48,241	172,105
Shares redeemed	(256,373)	(261,777)
Total capital share activity	(163,579)	(43,625)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Company Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Directors.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$9,141,163
Level 2 - Other Significant Observable Inputs	--
Level 3 - Significant Unobservable Inputs	--
Total	$9,141,163

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Portfolio is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.12% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2009. The contractual expense cap is 1.33%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Portfolio for expenses of $128 for the year ended December 31, 2008.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $228 for the year ended December 31, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $20,000 for Directors not serving on other Calvert Fund Boards, $8,000 for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $9,715,013 and $13,197,422, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $12,364,984. Net unrealized depreciation aggregated $3,223,821 of which $225,312 related to appreciated securities and $3,449,133 related to depreciated securities. Net realized capital loss carryforward of $948,947 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2016.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$113,085	$448,254
Long-term capital gain	468,225	2,826,907
Total	$581,310	$3,275,161

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($948,947)
Unrealized appreciation (depreciation)	(3,223,821)
Total	($4,172,768)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses.

Undistributed net investment income	$50,873
Accumulated net realized gain (loss)	1
Paid-in capital	(50,874)

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowing information by the Portfolio under the Agreement was as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$554	3.50%	$110,954	January 2008

Tax Information (Unaudited)

Small Company Equity Portfolio designates $468,225 as capital gain dividends for the calendar year ended December 31, 2008.

For corporate shareholders, Small Company Equity Portfolio designates 31.1% of its ordinary dividends paid during this calendar year as qualifying for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Small Company Equity	2008	2007	2006
Net asset value, beginning	$18.89	$22.63	$23.23
Income from investment operations
Net investment income (loss)	(.06)	(.01)	(.15)
Net realized and unrealized gain (loss)	(5.64)	.40	2.05
Total from investment operations	(5.70)	.39	1.90
Distributions from:
Net realized gain	(0.77)	(4.13)	(2.50)
Total increase (decrease) in net asset value	(6.47)	(3.74)	(.60)
Net asset value, ending	$12.42	$18.89	$22.63

Total return*	(30.05%)	1.57%	8.09%
Ratios to average net assets: A
Net investment income (loss)	(.36%)	(.06%)	(.63%)
Total expenses	1.52%	1.44%	1.57%
Expenses before offsets	1.38%	1.38%	1.40%
Net expenses	1.33%	1.33%	1.33%
Portfolio turnover	74%	75%	45%
Net assets, ending (in thousands)	$9,960	$18,233	$22,837

	Years Ended
	December 31,	December 31,
Small Company Equity	2005	2004
Net asset value, beginning	$25.23	$23.41
Income from investment operations
Net investment income (loss)	(.19)	(.18)
Net realized and unrealized gain (loss)	(.27)	3.74
Total from investment operations	(.46)	3.56
Distributions from:
Net realized gain	(1.54)	(1.74)
Total increase (decrease) in net asset value	(2.00)	1.82
Net asset value, ending	$23.23	$25.23

Total return*	(1.87%)	15.18%
Ratios to average net assets: A
Net investment income (loss)	(.81%)	(.84%)
Total expenses	1.61%	1.61%
Expenses before offsets	1.61%	1.54%
Net expenses	1.47%	1.50%
Portfolio turnover	45%	49%
Net assets, ending (in thousands)	$26,281	$27,412

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

*     Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 4, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed at the median of its peer group for the one-year period and below the median of its peer group for the three- and five-year periods ended June 30, 2008. The data also indicated that the Portfolio had underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2008. The Board took into account management's discussion of the Portfolio's performance. The Board noted management's continued monitoring of such performance and other actions being taken by management with respect to such performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were also above the median of its peer group. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor's subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio's current size.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action was being taken with respect to the performance of the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Portfolio and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Directors
FRANK H. BLATZ, JR., Esq. AGE: 73	Director	1982 CVS 2008 Summit	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	27
ALICE GRESHAM AGE: 58	Director	1999 CVS 2008 Summit	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	28	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT AGE: 63	Director	1999 CVS 2008 Summit	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 62	Director	1999 CVS 2008 Summit	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	28	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 71	Director	1982 CVS 2008 Summit	Retired executive.	41	Acacia Federal Savings Bank
Interested Directors
BARBARA J. KRUMSIEK AGE: 56	Director & Chair-person	1997 CVS 2008 Summit	President, Chief Executive Officer and Chairman of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
WILLIAM LESTER AGE: 51	Director & President	2004 CVS 2008 Summit	President, CEO and Treasurer of Summit Investment Advisors, Inc.	27	Acacia Federal Savings Bank Summit Investment Advisors, Inc. Ameritas Investment Corp.
Officers
KAREN BECKER AGE: 56	Chief Compliance Officer	2005 CVS 2008 Summit	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CVS 2008 Summit	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004 CVS 2008 Summit	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CVS 2008 Summit	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000 CVS 2008 Summit	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002 CVS 2008 Summit	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007 CVS 2008 Summit	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007 CVS 2008 Summit

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006 CVS 2008 Summit	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 CVS 2008 Summit	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008 CVS 2008 Summit

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CVS 2008 Summit	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CVS 2008 Summit	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/07
	$	%*	$	% *

(a) Audit Fees	$179,300	0%	$205,590	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$47,767	0%	$37,538	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$227,067	0%	$243,128	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/07
$	%*	$	% *

$25,500	0%*	$5,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

          Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

          Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

          Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By: ___/s/ Barbara J. Krumsiek__
Barbara J. Krumsiek
Chairman -- Principal Executive Officer
Date: February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

___/s/ Barbara J. Krumsiek_
Barbara J. Krumsiek
Chairman -- Principal Executive Officer
Date: February 26, 2009

__/s/ Ronald M. Wolfsheimer_
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: February 26, 2009